                                                             Exhibit 10.22


                                CREDIT AGREEMENT


                     Bearing Formal Date of February 5, 1998


                                      among


                    PHOENIX INTERNATIONAL LIFE SCIENCES INC.

                                   as Borrower



                                     - and -



                       BANQUE NATIONALE DE PARIS (CANADA)
                                       and
                              ROYAL BANK OF CANADA

                                   as Lenders

                                TABLE OF CONTENTS

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                                    ARTICLE I
                                   DEFINITIONS

Section 1.1       -  Definitions .........................................    1
Section 1.2       -  Headings and Table of Contents ......................   27
Section 1.3       -  References ..........................................   27
Section 1.4       -  Rules of Interpretation .............................   27
Section 1.5       -  Accounting Terms and Computations ...................   27
Section 1.6       -  Time ................................................   27

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

Section 2.1       -  Representations and Warranties of the Borrower ......   28
           2.1.1     Corporate Existence, Compliance with Law and
                      Constating Documents ...............................   28
           2.1.2     Governmental Approvals ..............................   28
           2.1.3     Chief Executive Offices, Inventory Locations ........   28
           2.1.4     Corporate Power; Authorization; No
                      Violation; Enforceable Obligations .................   28
           2.1.5     Approvals Required ..................................   29
           2.1.6     No Litigation .......................................   29
           2.1.7     No Default ..........................................   30
           2.1.8     Financial Statements, No Material Adverse
                      Change .............................................   30
           2.1.9     Liabilities .........................................   31
           2.1.10    Pro Forma Budget ....................................   31
           2.1.11    Ownership of Property;  Liens .......................   31
           2.1.12    Intellectual Property ...............................   32
           2.1.13    Subsidiaries ........................................   32
           2.1.14    Burdensome Restrictions .............................   32
           2.1.15    Additional Adverse Facts ............................   33
           2.1.16    Labour Matters ......................................   33
           2.1.17    Taxes ...............................................   33
           2.1.18    Canadian Benefit and Pension Plans ..................   33
           2.1.19    ERISA ...............................................   34
           2.1.20    Accuracy of Information .............................   34
           2.1.21    No Omissions ........................................   35
           2.1.22    Environmental Matters ...............................   35
           2.1.23    Competition and Anti-trust Laws .....................   36
           2.1.24    Investment Company Act of 1940 of the United
                      States .............................................   36
           2.1.25    Full Disclosure .....................................   37

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           2.1.26    Solvency ............................................   37
           2.1.27    Insurance ...........................................   37
           2.1.28    Millennium Compliance ...............................   37
           2.1.29    Survival and Deemed Repetition ......................   37

                                   ARTICLE III
                               THE CREDIT FACILITY

Section 3.1       -  Obligations of the Lenders ..........................   38
Section 3.2       -  BNP Credit Facilities ...............................   38
           3.2.1     BNP Acquisition Facility ............................   38
           3.2.2     BNP Revolver Back-Up Facility .......................   39
           3.2.3     BNP FEF Facility ....................................   39
Section 3.3  -       Royal Credit Facilities .............................   39
           3.3.1     Royal Acquisition Facility ..........................   39
           3.3.2     Royal Capex Facility and Extension of the
                      Royal Capex Facility ...............................   39
           3.3.3     Royal Credit Line Facility ..........................   40
           3.3.4     Royal FEF Facility ..................................   40
           3.3.5     Royal Visa Facility .................................   40
Section 3.4       -  Purposes of the Credit Facilities ...................   40
           3.4.1     BNP Acquisition Facility ............................   40
           3.4.2     BNP Revolver Back-Up Facility .......................   41
           3.4.3     BNP FEF Facility ....................................   41
           3.4.4     Royal Acquisition Facility ..........................   41
           3.4.5     Royal Capex Facility ................................   41
           3.4.6     Royal Credit Line Facility ..........................   41
           3.4.7     Royal FEF Facility ..................................   41
           3.4.8     Royal Visa Facility .................................   41
Section 3.5       -  Manner of Borrowing .................................   41
           3.5.1     By Way of Overdraft .................................   42
           3.5.2     Prime Rate Loans and US Base Rate Loans .............   42
           3.5.3     Libor Loans .........................................   42
           3.5.4     Bankers' Acceptances ................................   42
           3.5.5     Letters of Credit ...................................   42
           3.5.6     FEF Contracts .......................................   42
           3.5.7     Credit Cards ........................................   43
Section 3.6       -  Mandatory Repayments and Reductions .................   43
           3.6.1     Repayment on the Maturity Date ......................   43
           3.6.2     Automatic Reduction of the BNP Acquisition
                      Facility and the Royal Acquisition Facility ........   43
           3.6.3     Proceeds from Sale of Assets ........................   43
           3.6.4     Proceeds from Sale or Issuance of Capital
                      Stock or Debt ......................................   44
Section 3.7       -  Voluntary Payments ..................................   44
Section 3.8       -  Cancellation ........................................   45
Section 3.9       -  Conversion Option ...................................   45
Section 3.10      -  Deposit of Proceeds of Loans and
                      Discounted Proceeds ................................   46

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Section 3.11      -  Currency Adjustment ................................    47
Section 3.12      -  Reliance on Oral Instructions ......................    47
Section 3.13      -  Request from Taxing Authority ......................    47

                                   ARTICLE IV
                          PAYMENT OF INTEREST AND FEES

Section 4.1       -  Payment of Interest ................................    48
           4.1.1     Interest on Prime Rate Loans .......................    48
           4.1.2     Interest on US Base Rate Loans .....................    48
           4.1.3     Interest on Libor Loans ............................    48
           4.1.4     Interest on Fixed Rate Loan ........................    49
Section 4.2       -  Default Interest ...................................    49
Section 4.3       -  Nominal Rates of Interest ..........................    50
Section 4.4       -  Standby Fee in respect of the Royal Capex
                      Facility ..........................................    50
Section 4.5       -  Acceptance Fee .....................................    50
Section 4.6       -  Letter of Credit Fees ..............................    50
Section 4.7       -  Set Up Fees and Annual Review Fees .................    51

                                    ARTICLE V
                      CONDITIONS APPLICABLE TO LIBOR LOANS

Section 5.1       -  Selection of Libor Interest Periods ................    52
Section 5.2       -  Alternate Basis of Borrowing .......................    52
Section 5.3       -  Illegality Relative to Libor Loans .................    53

                                   ARTICLE VI
                   CONDITIONS APPLICABLE TO LETTERS OF CREDIT

Section 6.1       -  Initial Letters of Credit ..........................    53
Section 6.2       -  Issue of Other Letters of Credit by Royal ..........    54
Section 6.3       -  Restrictions on Letters of Credit ..................    54
Section 6.4       -  Fees and Charges for Letters of Credit .............    55
Section 6.5       -  Interest on Amounts Paid ...........................    55
Section 6.6       -  Indemnity ..........................................    55
Section 6.7       -  Reimbursement Following Termination ................    56

                                   ARTICLE VII
                  CONDITIONS APPLICABLE TO BANKERS' ACCEPTANCES

Section 7.1       -  Bankers' Acceptances ...............................    56
Section 7.2       -  Conditions Applicable to Bankers'
                      Acceptances .......................................    56
           7.2.1     Notice and Documents ...............................    56
           7.2.2     Procedures for the Issue of Bankers'
                      Acceptances .......................................    57
           7.2.3     Delivery of Bankers' Acceptances ...................    57
           7.2.4     Execution of Bankers' Acceptances ..................    58

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           7.2.5     Procedures relating to the Maturity and Face
                      Amount of all Bankers' Acceptances ................    58
           7.2.6     Acceptance Fee .....................................    59
           7.2.7     Alternate Basis of Borrowing .......................    59
           7.2.8     Waiver of Claim ....................................    60
           7.2.9     Payment by Lender on Maturity ......................    60

                                  ARTICLE VIII
                     CONDITIONS APPLICABLE TO FEF CONTRACTS

Section 8.1       -  FEF Contracts ......................................    60
Section 8.2       -  Interest on Amounts Payable under FEF Contracts ....    61
Section 8.3       -  Documentation, Fees and Charges ....................    61

                                   ARTICLE IX
            PAYMENT, TAXES, INCREASED COSTS, EVIDENCE OF INDEBTEDNESS
                            AND TIMING OF MATURITIES

Section 9.1       -  Place of Payment of Principal, Interest
                      and Charges .......................................    62
Section 9.2       -  Account Debit Authorization ........................    62
Section 9.3       -  Application of Payments ............................    62
Section 9.4       -  Manner of Payment and Taxes ........................    62
Section 9.5       -  Increased Costs ....................................    63
Section 9.6       -  Payment of Portion .................................    64
Section 9.7       -  Commitment and Timing of Maturities ................    64
Section 9.8       -  Evidence of Indebtedness ...........................    65

                                    ARTICLE X
                  SUBSIDIARY GUARANTEE AND COLLATERAL DOCUMENTS

Section 10.1      -  Subsidiary Guarantees ..............................    66
           10.1.1    Supporting Documents ...............................    66
           10.1.2    No Prejudice to Other Documents ....................    66
Section 10.2      -  Security ...........................................    66
Section 10.3      -  Additional Collateral and Registration .............    67
Section 10.4      -  Conflict ...........................................    68
Section 10.5      -  No Prejudice to Other Security .....................    68

                                   ARTICLE XI
                           CONDITIONS TO BE SATISFIED

Section 11.1      -  Conditions to be Satisfied .........................    68
           11.1.1    Initial Conditions to Borrowings ...................    68
           11.1.2    Conditions Precedent to each Borrowing .............    71
Section 11.2      -  Waiver of Conditions Precedent .....................    71

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                                   ARTICLE XII
                            COVENANTS OF THE BORROWER

Section 12.1       - Affirmative Covenants of the Borrower ..............    72
           12.1.1    Payment Covenant ...................................    72
           12.1.2    Corporate Existence ................................    72
           12.1.3    Conduct of Business ................................    72
           12.1.4    Compliance with Laws ...............................    72
           12.1.5    Prompt Payment of Indebtedness .....................    72
           12.1.6    Insurance ..........................................    73
           12.1.7    Contracts ..........................................    74
           12.1.8    Financial Statements and Information ...............    75
           12.1.9    Change in Auditors .................................    76
           12.1.10   Notice of Default and Other Events .................    76
           12.1.11   Notice of Breach of Permit .........................    76
           12.1.12   Notice of Litigation ...............................    77
           12.1.13   Access .............................................    77
           12.1.14   Reliance ...........................................    77
           12.1.15   Change of Name, New Locations ......................    77
           12.1.16   Maintenance of, and Additional, Security ...........    77
           12.1.17   Liens on After-acquired Property ...................    78
           12.1.18   Intellectual Property ..............................    78
           12.1.19   Distributions from Subsidiaries ....................    79
           12.1.20   Supplemental Disclosure ............................    79
           12.1.21   Canadian Benefit and Pension Plans .................    79
           12.1.22   ERISA Reporting ....................................    79
           12.1.23   Environmental Matters ..............................    80
           12.1.24   Environmental Permits ..............................    81
           12.1.25   Environmental Information ..........................    81
           12.1.26   Environmental Access ...............................    81
           12.1.27   Saint-Laurent Property .............................    81
           12.1.28   Financial Ratios ...................................    81
           12.1.29   Key Men ............................................    82
Section 12.2       - Negative Covenants of the Borrower .................    82
           12.2.1    Negative Pledge ....................................    82
           12.2.2    Sale of Assets .....................................    83
           12.2.3    Indebtedness, Guarantees, Loans ....................    83
           12.2.4    Reorganization and Amalgamation ....................    83
           12.2.5    No Change in Nature of Business ....................    84
           12.2.6    Distributions ......................................    84
           12.2.7    Capital Expenditures ...............................    84
           12.2.8    Financial Year .....................................    84

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                                  ARTICLE XIII
                     REIMBURSEMENT OF EXPENSES AND INDEMNITY

Section 13.1      -  Reimbursement of Expenses ..........................    84
Section 13.2      -  Indemnity ..........................................    85
Section 13.3      -  Survival of Indemnification Obligations ............    87

                                   ARTICLE XIV
                                   OTHER TAXES

Section 14.1      -  Other Taxes ........................................    87
Section 14.2      -  Survival of Obligations ............................    87

                                   ARTICLE XV
                                EVENTS OF DEFAULT

Section 15.1      -  Events of Default ..................................    87
           15.1.1    Failure to Pay .....................................    87
           15.1.2    Breach of Financial Covenants ......................    88
           15.1.3    Other Breaches .....................................    88
           15.1.4    Bankruptcy .........................................    88
           15.1.5    Seizure ............................................    89
           15.1.6    Judgment ...........................................    89
           15.1.7    Invalidity or Unenforceability .....................    89
           15.1.8    Cross-Default ......................................    89
           15.1.9    Phoenix (USA) Term Facility and IBRD
                      Revolving Facility ................................    90
           15.1.10   Ceasing to Carry on Business .......................    90
           15.1.11   Ownership of Subsidiaries ..........................    90
           15.1.12   Representations and Warranties .....................    90
           15.1.13   Subsidiary Guarantees and Collateral
                      Documents .........................................    90
           15.1.14   Environmental Matter ...............................    90
           15.1.15   Material Adverse Change and Detrimental
                      Legal Proceedings .................................    90
Section 15.2      -  Acceleration .......................................    91
Section 15.3      -  No Notices .........................................    92

                                   ARTICLE XVI
                                    REMEDIES

Section 16.1      -  Remedies Cumulative ................................    92

                                  ARTICLE XVII
                                WAIVER OF DEFAULT

Section 17.1      -  Waiver of Default ..................................    93

                                  ARTICLE XVIII
                             INTERLENDER AGREEMENTS

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Section 18.1      -  Separate Credit Facilities .........................    93
Section 18.2      -  Event of Default ...................................    93
Section 18.3      -  Intercreditor and Security Sharing
                      Agreement .........................................    94
Section 18.4      -  Disclaimer .........................................    94
Section 18.5      -  Acknowledgement of Lenders .........................    94
Section 18.6      -  Other Transactions .................................    95
Section 18.7      -  No Preference ......................................    95
Section 18.8      -  No Association among Lenders .......................    95
Section 18.9      -  Amendment of this Article XVIII ....................    95

                                   ARTICLE XIX
                             SUCCESSORS AND ASSIGNS

Section 19.1      -  Benefit and Burden of this Agreement ...............    95
Section 19.2      -  The Borrower .......................................    95
Section 19.3      -  The Lenders ........................................    96
Section 19.4      -  Disclosure .........................................    96
Section 19.5      -  Further Documents ..................................    96
Section 19.6      -  Expenses ...........................................    96

                                   ARTICLE XX
                                  COMPENSATION

Section 20.1      -  Set-off, Compensation ..............................    97

                                   ARTICLE XXI
                                JUDGMENT CURRENCY

Section 21.1      -  Judgment Currency ..................................    97

                                  ARTICLE XXII
                                  GOVERNING LAW

Section 22.1      -  Governing Law ......................................    98

                                  ARTICLE XXIII
                                     NOTICE

Section 23.1      -  Address for Notice .................................    98
Section 23.2      -  Notice .............................................    98

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                                  ARTICLE XXIV
                                  MISCELLANEOUS

Section 24.1      -  Severability .......................................    99
Section 24.2      -  Interest Limitation ................................    99
Section 24.3      -  Survival of Representations and
                      Undertakings ......................................    99
Section 24.4      -  Whole Agreement ....................................    99
Section 24.5      -  Amendments .........................................    99
Section 24.6      -  Counterparts .......................................   100
Section 24.7      -  Further Assurances .................................   100
Section 24.8      -  Risks of Force Majeure .............................   100
Section 24.9      -  Good Faith and Fair Consideration ..................   100
Section 24.10     -  Term of Agreement ..................................   100
Section 24.11     -  Formal Date ........................................   100
Section 24.12     -  Language ...........................................   101

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

                                LIST OF SCHEDULES


SCHEDULE "A"         -        BORROWING BASE REPORT
                              (Sections 1.1, 3.3.3, 12.1.8)

SCHEDULE "B"         -        IBRD REVOLVING FACILITY
                              (Sections 1.1 and 2.1.9)

SCHEDULE "C"         -        PERMITTED LIENS
                              (Sections 1.1, 2.1.11 and 12.2.1)

SCHEDULE "D"         -        PHOENIX (USA) TERM FACILITY
                              (Sections 1.1 and 2.1.9)

SCHEDULE "E"         -        REAL PROPERTY
                              (Sections 1.1, 2.1.11 and 12.1.17)

SCHEDULE "F"         -        SUBSIDIARY GUARANTEE
                              (Sections 1.1 and 10.1)

SCHEDULE "G"         -        PLACES OF BUSINESS (AND RECORDS)
                              (Section 2.1.3)

SCHEDULE "H"         -        LITIGATION
                              (Section 2.1.6)

SCHEDULE "I"         -        LOCATIONS OF ACCOUNT DEBTORS
                              (Sections 2.1.11(f) and 12.1.16(b))

SCHEDULE "J"         -        INTELLECTUAL PROPERTY
                              (Section 2.1.12)

SCHEDULE "K"         -        LIST OF SUBSIDIARIES AND CAPITAL STOCK HELD
                              (Section 2.1.13)

SCHEDULE "L"         -        LABOUR MATTERS
                              (Section 2.1.16)

SCHEDULE "M"         -        ENVIRONMENTAL MATTERS
                              (Section 2.1.22)

SCHEDULE "N"         -        NOTICE OF BORROWING
                              (ADVANCE, CONVERSION OR CONTINUATION)
                              (Sections 3.5, 3.9, 5.1 and 7.2.5(a))

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SCHEDULE "O"         -        NOTICE OF BORROWING BY WAY
                              OF LETTER OF CREDIT
                              (Sections 3.5.5 and 6.1)

SCHEDULE "P"         -        NOTICE OF REPAYMENT OR PREPAYMENT
                              (Section 3.7)

SCHEDULE "Q"         -        BNP LETTER OF GUARANTEE OF US$11,440,000


SCHEDULE "R"         -        ROYAL LETTER OF CREDIT OF US$14,000,000


SCHEDULE "S"         -        CERTIFICATE OF COMPLIANCE
                              (Sections 11.1.1.5 and 12.1.8(e))





                                      -x-


THIS AGREEMENT bearing Formal Date of February 5, 1998 is made


AMONG PHOENIX INTERNATIONAL LIFE SCIENCES INC., a corporation incorporated under the laws of Canada, having its registered office at Ville Saint-Laurent, Province of Quebec, Canada (the "BORROWER"),


AND BANQUE NATIONALE DE PARIS (CANADA), a Canadian chartered bank, having its head office in the City of Montreal, Province of Quebec, Canada ("BNP" or, sometimes, a "LENDER"),


AND ROYAL BANK OF CANADA, a Canadian chartered bank, having its head office in the City of Montreal, Province of Quebec, Canada ("ROYAL" or, sometimes, a "Lender"),


                (BNP and Royal, as well as their respective successors and assigns, being herein collectively called the "LENDERS").


WHEREAS the Borrower has requested the Lenders, acting separately and not solidarily, to provide it with Credit Facilities to, INTER ALIA, finance in part the acquisition by a Wholly-Owned Subsidiary of the Borrower of the shares of the Capital Stock of IBRD-Rostrum Global Inc. based in California, USA; and

WHEREAS the Lenders have agreed to provide their respective Commitments to the Borrower, subject to the terms and conditions of this Agreement;

THEREFORE, in consideration of the premises, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1           -      DEFINITIONS
----------------------------------------

In this Agreement and the Schedules, as well as in all notices pursuant to this Agreement, unless something in the subject matter or context is inconsistent therewith, the following words and phrases shall have the following meanings:

"ACCEPTANCE FEE" means the fee payable at the time of the acceptance of Bankers' Acceptances established by multiplying the face amount of such Bankers' Acceptances by:

(A)     the applicable Margin, in the case of BNP, and

(B) the Prime Acceptance Fee increased by the applicable Margin, in the case of Royal,

and by multiplying the product so obtained by a fraction having a numerator equal to the number of days in the term of such Bankers' Acceptances and a denominator of 365;

"ACCOUNT FOR PAYMENTS" means, as applicable,

(i)     BNP's Account for Payments for all payments to BNP, or

(ii)    Royal's Account for Payments for all payments to Royal;

"ACQUISITION TRANSACTION" means the acquisition by Phoenix (USA), of the outstanding Capital Stock of IBRD;

"ACT OF BANKRUPTCY" shall have the meaning set forth in Section 15.1.4;

"ADDITIONAL COMPENSATION" shall have the meaning set forth in Section 9.5;

"ADVANCE" means the disbursement of funds by or on behalf of a Lender or for the account of the Borrower pursuant to Section 3.5;

"AFFECTED LENDER" shall have the meaning set forth in Sections 5.2 and 5.3;

"AFFECTED BORROWING" shall have the meaning set forth in Sections 5.2, 5.3 and 9.6;

"AFFILIATE" means with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by, or is under common control with, such Person, and for the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") means the power to direct or cause the direction of the management and policies of any Person, whether through the ownership of shares or by contract or otherwise; and without restricting the above, one Person shall be deemed to be affiliated with another Person if one of them is the Subsidiary of the other or both are Subsidiaries of the same Person, and if two Persons are affiliated with the same Person at the same time, they are each deemed to be affiliated with each other;

"AGREEMENT" or "CREDIT AGREEMENT" means this agreement, including the Schedules, as the same may be amended, modified, supplemented or restated from time to time;

"ANNUAL BUDGET" means the annual twelve month Consolidated and unconsolidated operations budget and business plan for the Borrower and its Subsidiaries as approved by the Board of Directors of the Borrower, which budget and business plan (i) shall be presented by division or operating unit (each operating unit to be reported separately and on a Consolidated basis) and shall include Consolidated and unconsolidated income statements, monthly cash flow statements, balance sheets and the underlying principal assumptions, (ii) shall contain evidence of compliance with all financial covenants and ratios set out in this Agreement and (iii) shall be accompanied by pro forma Consolidated and unconsolidated financial statements of the Borrower and each of its Subsidiaries;

"APPLICABLE LAW" means, in respect of any person, property, transaction or event, all present or future applicable laws, statutes, regulations, treaties, judgements and decrees and (whether or not having the force of law) all applicable official directives, rules, guidelines, orders, approvals and policies of any governmental, regional, municipal or local bodies (including, without limitation, the U.S. Food and Drug Administration) having authority over any of the Credit Parties and all applicable orders and decrees of courts and arbitrators;

"ASSIGNEE" shall have the meaning set forth in Section 19.3;

"ASSIGNING LENDER" shall have the meaning set forth in Section 19.3;

"AUDITORS" means (i) the present auditors (and any successor firms) of the Borrower, or (ii) an independent firm or independent firms of chartered accountants selected among the six largest firms of chartered accountants nationally recognized in Canada and duly appointed as auditors of the Borrower, or (iii) another independent firm or other independent firms of chartered accountants duly appointed as auditors of the Borrower and acceptable to the Lenders;

"BANKERS' ACCEPTANCE" means a non-interest bearing bill of exchange on a Lender's usual form, denominated in Canadian Dollars, drawn and endorsed by the Borrower and accepted by such Lender at its Branch of Account pursuant to this Agreement;

"BANKING DAY" means a Business Day on which dealings in US Dollar deposits may be carried on by and between banks in the London interbank eurodollar market;

"BNP" means Banque Nationale de Paris (Canada), a signatory to this Agreement, and its successors and assigns;

"BNP (LOS ANGELES)" means Banque Nationale de Paris, acting through its branch or office located at Suite 2090, 725 South Figueroa Street, Los Angeles, California, USA, or through any other of its branches or offices as to which it may notify the Lenders from time to time, and its successors and assigns;

"BNP'S ACCOUNT FOR PAYMENTS" means the place or account as to which BNP may notify the Borrower from time to time;

"BNP ACQUISITION FACILITY" means the non-revolving term credit facility of up to US$14,000,000 or the Equivalent Amount in Canadian Dollars which, subject to the terms and conditions of this Agreement, BNP has, on the Formal Date, made available to the Borrower until the Maturity Date to finance or support the financing of approximately 50% of the cost of the Acquisition Transaction by way of a Letter of Credit (in the form set forth in SCHEDULE "Q") issued in favour of BNP (Los Angeles) to cover a portion of the Phoenix (USA) Term Facility and by way of a direct Advance available or convertible as a Prime Rate Loan, US Base Rate Loan, Libor Loan, Bankers' Acceptances or Fixed Rate Loan, or any combination thereof, to the extent not cancelled, reduced or terminated pursuant to this Agreement;

"BNP CREDIT FACILITIES" means the BNP Acquisition Facility, the BNP FEF Facility and the BNP Revolver Back-Up Facility which BNP is hereby making available to the Borrower, and "BNP CREDIT FACILITY" means any one of the BNP Credit Facilities, as applicable;

"BNP FEF FACILITY" means the credit facility of up to Cdn$10,000,000 which, subject to the terms and conditions of this Agreement, BNP is hereby making available to the Borrower until the Maturity Date by way of FEF Contracts Risk Amount, as well as a Cdn$5,000,000 delivery risk in respect of FEF Contracts, to the extent not cancelled, reduced or terminated pursuant to this Agreement;

"BNP REVOLVER BACK-UP FACILITY" means the credit facility of up to US$7,000,000 which, subject to the terms and conditions of this Agreement, BNP is hereby making available to the Borrower until the Maturity Date by way of a Letter of Credit to be issued in favour of BNP (Los Angeles) to cover the IBRD Revolving Facility, to the extent not cancelled, reduced or terminated pursuant to this Agreement;

"BORROWER" means Phoenix International Life Sciences Inc., a signatory to this Agreement, and its successors and permitted assigns;

"BORROWER'S ACCOUNT" means:

(A) with respect to dealings with BNP, a Canadian Dollar account and a US Dollar account of the Borrower maintained with BNP at BNP's Branch of Account, and

(B) with respect to dealings with Royal, a Canadian Dollar account and a US Dollar account of the Borrower maintained with Royal at Royal's Branch of Account;

"BORROWING" means a utilization and "BORROWINGS" means the aggregate of the utilizations at the relevant time by the Borrower of a Credit Facility by way of either Loans, Bankers' Acceptances, FEF Contracts, Letters of Credit or usages of credit cards expense account, to the extent available under such Credit Facility; the total amount of "Borrowings" outstanding at any time under a Credit Facility is the total amount of all Loans outstanding at that time under such Credit Facility, plus the total face amount of all Bankers' Acceptances outstanding at that time under such Credit Facility, plus the total of the FEF Contracts Risk Amount outstanding at that time under such Credit Facility, plus the total amount of all Letters of Credit outstanding at that time under such Credit Facility, plus the total amount owing at that time under the credit card expense account under such Credit Facility;

"BORROWING BASE" means, with respect to Borrowings under the Royal Credit Line Facility as of any date of determination thereof and as set forth in the most recent Borrowing Base Report delivered pursuant to Section 12.1.8, the sum (calculated in Canadian Dollars and using the Equivalent Amount thereof in Canadian Dollars for amounts in other currencies) of:

(a) 75% of Eligible Receivables of the Borrower which are subject to the Liens of the Collateral Documents,

PLUS

(b) 50% of the excess (which amount shall not be negative) of (I) the costs and estimated profit in excess of progress billings on contracts in progress OVER (II) progress billings in excess of costs and estimated profit on contracts in progress, the whole determined by using the percentage of completion method,

PLUS

(c) 75% of federal and provincial tax credits of the Borrower filed and payable under the ITA and corresponding provincial tax legislation for scientific research and development expense, LESS the portion of those tax credits that cannot be taken into account in calculating the provisional amount to be paid as tax on capital and income tax,

PLUS

(d) 50% of federal and provincial tax credits of the Borrower accrued and payable under the ITA and corresponding provincial tax legislation for scientific research and development expense, LESS the portion of those tax credits that cannot be taken into account in calculating the provisional amount to be paid as tax on capital and income tax,

LESS

(e)      all Preferred Claims;

"BORROWING BASE REPORT" means a report of the Borrower substantially in the form set forth in SCHEDULE "A" delivered from time to time to Royal in accordance with Section 12.1.8(f);

"BRANCH OF ACCOUNT" means with respect to each Lender, the branch or office of such Lender at the address set out opposite such Lender's name on the signature pages hereto or such other branch or office of such Lender as may be advised in writing from time to time to the Borrower by such Lender;

"BUSINESS DAY" means a day on which the Lenders are open for money market dealings in Montreal, Province of Quebec and Toronto, Province of Ontario, excluding Saturday, Sunday and any other day which is in any such cities a legal holiday or a day on which banking institutions are required by law or by local proclamation to close, and in respect of a Libor Loan, means a day which is also a Banking Day;

"CANADIAN BENEFIT PLANS" means all material employee benefit plans maintained or contributed to by a Credit Party that are not pension plans accepted for registration under the ITA or under other applicable pension benefits or tax laws of Canada or a province or territory thereof including, without limitation, all profit sharing, savings, supplemental retirement, retiring allowance, severance, deferred compensation, welfare, bonus, supplementary unemployment benefit plans or arrangements and all life, health, dental and disability plans and arrangements in which the employees or former employees of any of the Credit Parties employed in Canada participate or are eligible to participate but excluding all stock option or stock purchase plans;

"CANADIAN DOLLAR", "CANADIAN DOLLARS" and the symbols "CDN$" and "$" each means lawful money of Canada;

"CANADIAN PENSION PLAN" means any plan, program, arrangement or understanding that is a pension plan for the purposes of any applicable pension benefits or tax laws of Canada or a province or territory thereof (whether or not registered under any such laws) which is maintained, administered or contributed to by (or to which there is or may be an obligation to contribute by) a Credit Party in respect to any person's employment in Canada or a province or territory thereof with the Credit Party, all related funding agreements and all related agreements, arrangements and understandings in respect of, or related to, any benefits to be provided thereunder or the effect thereof on any other compensation or remuneration of any employee;

"CAPITAL EXPENDITURES" means, as to any Person, the aggregate of (a) expenditures made by such Person in respect of the purchase or other acquisition of fixed assets by such Person having a useful life of greater than one year, including, for greater certainty, Capital Lease Obligations of such Person (excluding, to the extent otherwise included herein, interest capitalized during such period in accordance with GAAP) which would, in accordance with GAAP, be set forth as capital expenditures on a consolidated statement of cash flows of such Person and (b) all investments made by such Person, other than investments which are paid for by way of the issuance of Capital Stock of such Person;

"CAPITAL LEASE" means, with respect to a Person, any lease or other arrangement relating to property or assets which would be required to be accounted for as a capital lease obligation on a balance sheet of such Person if such balance sheet were prepared in accordance with GAAP;

"CAPITAL LEASE OBLIGATIONS" means, with respect to a Person, the amount of the obligation of such Person under a Capital Lease that, in accordance with GAAP, would appear on a balance sheet of such Person in respect of such Capital Lease or otherwise be disclosed in a note to such balance sheet, but excluding leasehold inducements and deferred credits;

"CAPITAL STOCK" means any and all shares or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options or other arrangements to purchase any of the foregoing;

"CDOR RATE" means, on any day, the annual rate which is the arithmetic average (rounded upwards, if necessary, to the nearest 0.01%) of the "BA 1 month" rates applicable to Canadian Dollar bankers' acceptances displayed and identified as such on the "Reuters Screen CDOR Page" (as defined in the International Swap and Derivatives Association, Inc. definitions, as modified and amended from time to time) as at approximately 10:00 a.m. on such day, or if such day is not a Business Day then on the immediately preceding Business Day (as adjusted after 10:00 a.m. to reflect any error in a posted rate of interest or in the posted average annual rate of interest); PROVIDED, however, if such rates do not appear on the Reuters Screen CDOR Page as contemplated, then the CDOR Rate on any day shall be the 30-day discount rate applicable to Canadian Dollar bankers' acceptances quoted by the relevant Lender as of approximately 10:00 a.m. on such day, or if such day is not a Business Day, then on the immediately preceding Business Day;

"CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980 of the United States, as amended from time to time;

"CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the US Environmental Protection Agency;

"COLLATERAL" means the assets, property and undertaking upon which a Lien is purported to be created by any Collateral Document, and any agreement, instrument, document, financing statement, financing change statement, warehouse receipt, bill of lading, notice of assignment of accounts receivable, schedule of accounts receivable assigned and other written matter necessary or requested by any of the Lenders to perfect and maintain perfected the Lenders' Lien on the Collateral for the benefit of the Lenders;

"COLLATERAL DOCUMENTS" means the security and related documentation to be granted to or for the benefit of the Lenders as described in Article IX and any other security or collateral documents from time to time entered into as provided in this Agreement by any of the Credit Parties in favour or for the benefit of the Lenders or either of them;

"COMMITMENT" means:

(a) with respect to BNP, the obligation of BNP to make available to the Borrower the BNP Credit Facilities or any of them, and

(b) with respect to Royal, the obligation of Royal to make available to the Borrower the Royal Credit Facilities or any of them, the whole subject to the terms and conditions of this Agreement, and when "COMMITMENT" is used without specification as to whether it is with respect to a particular Credit Facility, then "COMMITMENT" shall refer to any of the Commitments with respect to any of the BNP Credit Facilities or the Royal Credit Facilities, as appropriate, and "COMMITMENTS" of a Lender refers to all Commitments of such Lender collectively;

"COMPUTER EQUIPMENT" means the computer equipment and embedded systems currently owned or used by the Borrower and any of its Subsidiaries, including, without limitation, all ancillary and communication equipment connected to it;

"COMPUTER SOFTWARE" means all computer software owned or used by the Borrower or any of its Subsidiaries including, without limitation, all operating systems software comprised in the Computer Equipment and all applications software and all other software owned or used by the Borrower or any of its Subsidiaries or which the Borrower or any of its Subsidiaries is entitled to have or to use by virtue of its interest in the Computer Equipment or in software owned or used by it;

"COMPUTER SYSTEMS" means the Computer Equipment and the Computer Software, collectively;

"CONSOLIDATED" means produced by aggregating the relevant financial statements or accounts of the Subsidiaries of a Person on a line-by-line basis (i.e.: adding together corresponding items of assets, liabilities, revenues and expenses) with the relevant financial statements or account of such Person, eliminating inter-company balances and transactions and providing for any minority interest in Subsidiaries;

"CONVERSION DATE" means a Business Day notified by the Borrower to a Lender pursuant to Section 3.9 as being a date on which the Borrower has elected to convert a Borrowing from such Lender already outstanding hereunder into another form of Borrowing; or if the Borrower is deemed to have converted a Borrowing into another form of Borrowing hereunder pursuant to Section 5.1, 5.2, 5.3, 6.5,
7.2.5 or 8.2, it shall mean the day on which such deemed conversion occurs;

"COUNSEL" means, with regard to a Lender, a barrister or solicitor or firm of barristers or solicitors retained or employed by such Lender and, with regard to any Credit Party, a barrister or solicitor or firm of barristers or solicitors retained or employed by such Credit Party and acceptable to the Lenders;

COVERAGE RATIO" means, for any period, the ratio of:

(a)     EBITDA for such period

        to

(b) Interest Expenses for such period PLUS (I) the amount of all repayments made during such period on all interest bearing or discounted Indebtedness, whether or not evidenced by any note, bond, debenture or instrument and (II) all payments made on account of any Capital Lease Obligations during such period;

"CREDIT DOCUMENTS" means this Agreement, the Subsidiary Guarantees, the Collateral Documents and all other contracts, agreements, consents, powers of attorney, notices or other documents, whether heretofore, now or hereafter executed by or on behalf of any of the Credit Parties and delivered to the Lenders or either of them in connection with this Agreement or the transactions contemplated by this Agreement;

"CREDIT FACILITIES" means the BNP Credit Facilities and the Royal Credit Facilities, and "CREDIT FACILITY" means any one of the BNP Credit Facilities and the Royal Credit Facilities, as applicable;

"CREDIT PARTIES" means collectively, the Borrower, Phoenix (USA) and IBRD, and "CREDIT PARTY" means any one of them;

"CURRENT ASSETS" means, with respect to any Person, at a particular date, inventory, accounts receivable, work in progress, trade and income tax credits, cash, term deposits and prepaid expenses;

"CURRENT LIABILITIES" means, with respect to any Person, at a particular date, direct operating loans owing to the Lenders and other Persons, accounts payable and accrued charges, including outstanding cheques and all income taxes payable, but excluding the current portion of long term debt and the current portion of long term lease obligations;

CURRENT RATIO" means, at any time, the ratio to 1.0 of the quotient obtained when Current Assets are divided by Current Liabilities;

"DEFAULT" means any event or circumstance which constitutes an Event of Default or which, with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default;

"DEPOSIT" shall have the meaning set forth in Section 20.1;

"DISCOUNT" with respect to any issue of Bankers' Acceptances with the same maturity date, means the amount by which the face value of such Bankers' Acceptances exceeds the Discounted Proceeds of such Bankers' Acceptances;

"DISCOUNT RATE" means, with respect to an issue of Bankers' Acceptances with the same maturity date accepted by a Lender, the rate determined by such Lender as being its discount rate, calculated on the basis of a year of 365 days, established in accordance with its normal practices at or about 10:00 a.m. on the date of issue and acceptance by it of such Bankers' Acceptances, for bankers' acceptances accepted by it having a comparable face value and an identical maturity date to the face value and maturity date of the Bankers' Acceptances forming part of such issue to be accepted by such Lender;

"DISCOUNTED PROCEEDS" means, in respect of any Bankers' Acceptance to be accepted by a Lender on any day, an amount (rounded to the nearest whole cent, and with one-half of one cent being rounded up) calculated on such day by multiplying:

(a)     the face amount of such Bankers' Acceptance, by

(b) the price, where the price is determined by dividing one by the sum of one plus the product of:

        (i)     the Discount Rate (expressed as a decimal); and

        (ii) a fraction, the numerator of which is the number of days in the term of such Bankers' Acceptance and the denominator of which is 365;

        with the price as so determined being rounded up or down to the fifth decimal place and .000005 being rounded up;

"DISTRIBUTION" means:

(a) any declaration, payment, setting aside for payment, or distribution of any dividends or return of capital to holders of the capital stock of a Person, and any purchase, redemption, reduction, repayment or other retirement of any shares of the capital stock of a Person, whether in cash or in kind, and

(b) any payment, setting aside for payment or distribution of any management fee, management bonus, consulting fee, salary, loan or other payment to any director, former director, officer, shareholder, former shareholder, or employee of a corporation, or to any Person related by blood, adoption or marriage to any such Person or to any corporation not dealing at arm's length (as such term is defined in the ITA) with any such Person, except to the extent that such fee, bonus or other payment constitutes normal remuneration payable in the ordinary course of business of the corporation;

"DRAWDOWN DATE" means a Business Day on which an Advance is to be made as specified in the notices referred to in Section 3.5;

"EBITDA" means, for any period, net earnings before income taxes on such net earnings for such period PLUS, but only to the extent deducted in the computation of net earnings before income taxes on net earnings, Interest Expenses, provisions for income taxes, depreciation and amortization;

"ELIGIBLE RECEIVABLES" means good quality accounts receivable of the Borrower, excluding:

(a) inter-company accounts between the Borrower and any of its Subsidiaries or any of its Affiliates or associates (within the meaning of the term "associate" set forth in the CANADA BUSINESS CORPORATIONS Act),

(b) accounts receivable any portion of which has been due for more than 90 days, except for accounts which have been previously approved by Royal as good quality accounts receivable notwithstanding that any portion thereof may be past due beyond 90 days, in which case the portion of such accounts receivable which has been outstanding for less than 90 days may be included as "Eligible Receivables",

(c) accounts receivable which represent work-in-progress, progress billing or advance payments for services not yet rendered,

(d) accounts receivable which are subject to any provision prohibiting their assignment or the grant of security thereon or requiring notice of, or consent to, such assignment or grant of security, and

(e) accounts receivable which are subject to any claim or assertion of a right of compensation or set-off on the part of the account debtor, to the extent of such claim or assertion,

PROVIDED, in any event, that the determination of "good quality accounts receivable" shall be made in the reasonable judgment of Royal and that Royal reserves the right, acting reasonably, to eliminate any other receivables therefrom;

"ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law or any permit issued under any such Law (hereafter "CLAIMS") including without limitation (i) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment;

"ENVIRONMENTAL LAWS" means all applicable federal, provincial, state, municipal, local and foreign laws and regulations, ordinance, code, guideline, policy or rule of civil or common law now or hereinafter in effect and in each case as amended and any judicial or administrative order, consent, decree or judgment relating to pollution or protection of human health, Hazardous Materials or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata, emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials);

"EQUIVALENT AMOUNT" means, on any date, the amount of one currency (the "FIRST CURRENCY") into which an amount in another currency (the "OTHER CURRENCY") may be converted using for the purposes of such conversion the rate determined by the relevant Lender in accordance with its standard practices as being the rate at which such Lender, at the relevant time, considers that it may sell the Other Currency to obtain the First Currency; notwithstanding the foregoing, until notice to the contrary is given by Royal (at its discretion) to the Borrower, the "Equivalent Amount" in US Dollars of an amount in Canadian Dollars for purposes of calculating the amount of Borrowings in US Dollars remaining available from Royal or for calculating the outstanding amount of Borrowings from Royal, Royal will use a conversion rate of 1.35 Canadian Dollars for each US Dollar, which conversion rate may be changed by Royal at any time at its discretion, such change to take effect immediately;

"ERISA" means the UNITED STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 (or any successor legislation thereto), as amended, and any regulations promulgated and rulings issued thereunder;

"ERISA AFFILIATE" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of any Credit Party, within the meaning of
Section 414 of the Internal Revenue Code;

"ERISA EVENT" means:

(a)     (i)     the occurrence of a reportable event, within the meaning of
                Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or

        (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of
                ERISA is reasonably expected to occur with respect to such Plan within the following 30 days,

(b)     the application for a minimum funding waiver with respect to a Plan,

(c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA),

(d) the cessation of operations at a facility of any Credit Party or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA,

(e) the withdrawal by any Credit Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA,

(f) the conditions for imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan,

(g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA, or

(h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan;

"EVENT OF DEFAULT" means any of the events or circumstances set out in Section 15.1;

"FEDERAL FUNDS EFFECTIVE RATE" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System in the United States of America arranged by federal funds brokers, as published for such day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day in respect of such transactions received by the relevant Lender from three federal funds brokers of recognized standing selected by it; in the case of a day which is not a Business Day, the "Federal Funds Effective Rate" for such day shall be the "Federal Funds Effective Rate" in effect on the immediately preceding Business Day;

"FEF CONTRACT" means a contract for the purchase or sale of, subject to availability at the sole discretion of the relevant Lender, any freely traded foreign currency with maturities not greater than 24 months from the date of issue, unless otherwise agreed by the relevant Lender; provided that for the purpose of determining the total amount of Borrowings outstanding under the BNP FEF Facility or the Royal FEF Facility, as applicable, only the FEF Contracts Risk Amount in respect thereof (together with any outstanding delivery risk in respect thereof, in the case of the BNP FEF Facility) shall be deemed to be a Borrowing;

"FEF CONTRACTS RISK AMOUNT" means at any time for purposes of determining the amount of Borrowings outstanding under the BNP FEF Facility or the Royal FEF Facility, an amount determined at any relevant time by BNP or Royal, as the case may be, in accordance with its standard practices as being the amount then considered by it to represent the amount of its risk arising from all FEF Contracts previously issued and then outstanding hereunder and any FEF Contract proposed to be issued hereunder at the time of determination; the whole taking into account the FEF Contracts at their market value and in the light of the time remaining on each FEF Contract;

"FIXED RATE LOAN" means the Loans granted by BNP under the BNP Acquisition Facility in respect of which the Borrower and BNP shall have agreed to establish a fixed rate of interest to apply thereto during the term remaining until the Maturity Date, as set forth in Section 3.2.1 and on which the Borrower must pay interest in accordance with Section 4.1.4;

"FORMAL DATE" means February 5, 1998, as set forth in Section 24.11;

"GAAP" means generally accepted accounting principles in effect from time to time in Canada or, as the case may be, the United States of America, applicable to the relevant party, applied in a consistent manner from period to period;

"GOVERNMENTAL APPROVAL" means any authorization, certificate, attestation, permit, approval, grant, licence, consent, registration, filing, commitment, order, judgment, direction, ordinance or decree issued or granted by or under law or by any Governmental Body, as well as acquired or vested rights acquired under or recognized pursuant to Environmental Laws;

"GOVERNMENTAL BODY" means any government, parliament, legislature, regulatory authority, agency, tribunal, department, commission, board or court or other law, regulation or rule making entity (including a Minister of the Crown), national or supranational, and any corporation or other entity owned or controlled in any manner by any of the foregoing, exercising or purporting to exercise legislative, judicial, administrative or regulatory authority on behalf of any nation, state, province, municipality or district, or any subdivision thereof;

"GUARANTEE" of any Person means, without duplication, all guarantees, sales made where the purchaser has recourse against the seller, endorsements (other than for collection or deposit in the ordinary course of business) and other obligations (contingent or otherwise) to pay, purchase, repurchase or otherwise acquire or become liable upon or in respect of any Indebtedness of others, investment in others, obligations to maintain the capital, working capital, solvency or general financial condition of others, or indemnities of others against or the holding harmless or protection of others from damages, losses or liabilities to the extent such guarantees, sales, endorsements and obligations, indemnities, holding harmless or protection above mentioned are incurred or made by a Person otherwise than in the ordinary course of business of such Person; the amount of each guarantee shall be deemed to be the amount of all Indebtedness of the other obligor to whom the guarantee relates, unless the guarantee is limited to a determinable amount in which case the amount of such guarantee shall be deemed to be such determinable amount;

"HAZARDOUS MATERIALS" means (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contains dielectric fluid containing levels of polychlorinated biphenyls, and radon gas;
(ii) any chemicals, materials or substances defined as or included in the definition of the "hazardous substances", "hazardous waste", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", "toxic substances", "toxic pollutants", "contaminants", or "pollutants", or words of similar import, under any applicable Environmental Law; and (iii) or any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority;

"IBRD" means IBRD-Rostrum Global Inc., a corporation incorporated under the laws of the State of Delaware, United States of America, having its head office at Irvine, California, United States of America;

"IBRD REVOLVING FACILITY" means a revolving demand credit facility of a maximum amount of US$7,000,000 to be made available by BNP (Los Angeles) to IBRD (and to Phoenix USA, following its amalgamation with IBRD), such credit facility to be substantially upon the terms set forth in SCHEDULE "B", subject to the modifications to such terms as may be agreed to by the Lenders;

"INDEBTEDNESS" of a Person means, without duplication,

(a)     all debts and liabilities of such Person,

(b) all Capital Lease Obligations, excluding leasehold inducements and deferred credits,

(c) all debts and liabilities secured by any charge, hypothec, lien, encumbrance on or other security interest in or mortgage, assignment, pledge or hypothecation of property or assets owned or acquired by such Person even though such Person has not assumed or become liable for the debts and liabilities secured thereby,

(d) all debts and liabilities of such Person representing the deferred acquisition cost of property or assets created or arising under any conditional sale agreement or other title retention agreement even though the rights and remedies of the seller under such agreement in the event of default are limited to repossession or sale of property or assets covered thereby,

(e) all debts and liabilities of such Person under any bankers' or trade acceptance credit facility or any standby or commercial letter of credit or guarantee facility,

(f) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments,

(g) all obligations of such Person to purchase, redeem, retire, decease or otherwise make any payment in respect of any Capital Stock of or other ownership or profit interest in such Person or any other Person, valued, in the case of redeemable preferred stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends,

(h) all obligations of such Person in respect of interest rate, foreign exchange or commodity price hedging arrangements,

(i) all obligations of such Person for production payments from property operated by or on behalf of such Person and other similar arrangements with respect to natural resources, and

(f)     all Guarantees;

"INDEMNITEES" shall have the meaning set forth in Section 13.2;

"INTELLECTUAL PROPERTY" means all patents, industrial designs, trade-marks, trade secrets and know-how including, without limitation, environmental technology, biotechnology and other technologies, confidential information, trade-names, goodwill, copyrights, integrated circuit topographies, software and all other forms of intellectual and industrial property, and all rights and options to use any of the foregoing and any registrations and applications for registration of any of the foregoing;

"INSUFFICIENCY" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA;

"INTEREST DATE" means the first day of each month;

"INTEREST DETERMINATION DATE" means with respect to a Libor Loan, the date which is two Banking Days prior to the first day of the Libor Interest Period applicable to such Libor Loan;

"INTEREST EXPENSE" means, with respect to any Person, for any period, the interest expense of such Person during such period as determined in accordance with GAAP including, without limitation, interest in respect of bank indebtedness, bankers acceptances, discounts and acceptance fees and the interest portion of payments under Capital Leases;

"INTEREST PAYMENT DATE" means with respect to a Prime Rate Loan and a US Base Rate Loan, each Interest Date or if such Interest Date is not a Business Day, the immediately following Business Day;

"INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986 of the United States of America, as amended from time to time, and the regulations and rulings issued thereunder;

"ITA" means the INCOME TAX ACT (Canada) and the regulations promulgated thereunder, as amended or re-enacted from time to time;

"JUDGMENT CONVERSION DATE" shall have the meaning set forth in Section 21.1;

"JUDGMENT CURRENCY" means judgment currency as defined in Section 21.1;

"LENDERS" means BNP and Royal, and their respective successors and assigns and "LENDER" means any one of them;

"LETTER OF CREDIT" means a letter of guarantee (including a letter of guarantee or letter of credit guaranteeing the reimbursement of any advance payment or of holdbacks, a performance guarantee or a bid guarantee and including letters of credit and letters of guarantee issued or to be issued by BNP and Royal, respectively, to BNP (Los Angeles) under the BNP Acquisition Facility, the BNP Revolver Back-Up Facility and the Royal Acquisition Facility), a letter of credit or an acceptance under a letter of credit issued by a Lender under this Agreement, in each case denominated in any freely tradable currencies acceptable to such Lender, PROVIDED that letters of credit shall (unless agreed otherwise by the issuing Lender) be subject to the current

Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce;

"LIBOR" means with respect to a Libor Loan during the relevant Libor Interest
Period:

(a) the rate per annum (expressed on the basis of a 360-day year) shown on Telerate, page 3750, as published by the British Bankers Association as of 11:00 a.m. (London, England time) on the Interest Determination Date for US Dollar deposits for a period comparable to such Libor Interest Period, and if different rates are quoted for US Dollar deposits in varying amounts, in an amount which is closest to the amount of such Libor Loan, or

(b) if for any reason the Telerate rates are unavailable to determine the rate applicable to a Libor Loan, "Libor" for such Libor Loan during the relevant Libor Interest Period, shall mean the rate of interest per annum (expressed on the basis of a 360-day year) determined by reference to the rates quoted on the Reuters Monitor Screen (page LIBO) as being the arithmetic average (rounded upwards, if necessary, to the nearest whole multiple of 1/16th of 1%) of the rates offered in London, England by reference banks shown on such screen as of 11:00 a.m. (London, England time) on the Interest Determination Date to make deposits with leading banks in the London interbank eurodollar market in US Dollars for a period equal to such Libor Interest Period, and if different rates are quoted for deposits in varying amounts, in the amount which is closest to such Libor Loan, or

(c) if for any reason, neither the Telerate rates nor the Reuters Monitor Screen rates are available in respect of the relevant Libor Interest Period, "Libor" for such Libor Loan during the relevant Libor Interest Period, shall mean the annual rate of interest (expressed on the basis of a year of 360 days and rounded upwards, if necessary, to the nearest whole multiple of 1/16th of 1%) at which BNP (in the case of Libor Loans granted by BNP) or Royal (in the case of Libor Loans granted by Royal), in accordance with its normal practices, would be prepared to offer to leading banks in the London interbank eurodollar market for delivery on the first day of the relative Libor Interest Period for a period equal to such Libor Interest Period based on the number of days comprised therein, deposits in US Dollars of amounts comparable to such Libor Loan (and of any other Libor Loan of such Lender having a Libor Interest Period of the same duration and commencing on the same date) to be outstanding under this Agreement during such Libor Interest Period, at or about 11:00 a.m. (London, England time) on the applicable Interest Determination Date;

"LIBOR INTEREST DATE" means the last day of each Libor Interest Period, or if the Borrower selects a Libor Interest Period longer than three months, it shall mean the date falling every three months after the beginning of such Libor Interest Period and on the last day of the Libor Interest Period so selected;

"LIBOR INTEREST PERIOD" means with respect to a Libor Loan, the initial period of approximately one month, two months, three months or six months (or any other period agreed to by the relevant Lender), as selected by the Borrower and notified to the relevant Lender pursuant to

Section 3.5 or 3.9, but always subject to availability to such Lender) commencing on and including the Drawdown Date or Conversion Date, as the case may be, applicable to such Libor Loan and ending on and including the last day of such period, and, thereafter (subject to availability to such Lender), each successive period, if any, of approximately one month, two months, three months or six months (or any other period agreed to by such Lender), as selected by the Borrower for such Libor Loan and notified to the relevant Lender pursuant to
Section 5.1, but in all cases expiring no later than on the relevant Maturity Date;

"LIBOR LOAN" means, at any given time, the Loan or any portion thereof which the Borrower has elected pursuant to Section 3.5, 3.9 or 5.1 to denominate in US Dollars and on which the Borrower must pay interest in accordance with Section 4.1.3;

"LIEN" means any hypothec, security interest, mortgage, pledge, prior claim, lien, claim, charge, cession, transfer, assignment or encumbrance of whatever kind or nature that secures the payment of any Indebtedness or liability or the observance or performance of any obligation, including any title retention agreement, lessor's interest under a Capital Lease or analogous instrument in, of, or on any property or the income or profits therefrom of a Person;

"LOANS" means at any given time, the aggregate of the Borrowings made available by the Lenders to, or to the order of, the Borrower by way of Prime Rate Loans, US Base Rate Loans, Libor Loans or Fixed Rate Loan;

"LOAN ACCOUNT" means the account or accounts established by each Lender pursuant to Section 9.8;

"LOSSES" shall have the meaning set forth in Section 13.2;

"MARGIN" means, as applicable:

(a)     in respect of the BNP Credit Facilities:

        (i) for Prime Rate Loans and US Base Rate Loans: 1/2 of 1% per annum,

        (ii)    for Libor Loans: 1 3/4% per annum,

        (iii) for the calculation of the Acceptance Fee: 1 3/4% per annum, or such other rate as may, at aNy time, be fixed by BNP upon 30 days' notice to the Borrower, and

        (iv) for the calculation of the Letter of Credit fees payable in respect of the standby Letter of Credit issued under the BNP Acquisition Facility: 1-2/5% per annum,

         PROVIDED that in the event that Borrowings outstanding under the BNP Acquisition Facility exceed US$7,000,000 as at November 30, 1998, the "Margins" set forth in subparagraphs (i), (ii), (iii) and (iv) of this paragraph (a), insofar as they form part of the BNP Acquisition Facility, will each automatically be increased by 1/4 of 1% per annum as and from such date, and PROVIDED FURTHER that in the event that Borrowings outstanding under the BNP Acquisition Facility exceed US$7,000,000 as at May 31, 1999, the "Margins" set forth in subparagraphs (i), (ii), (iii) and (iv) of this paragraph (a), insofar as they form part of the BNP Acquisition Facility (as already increased by 1/4 of 1% per annum), will each automatically be further increased by another 1/4 of 1% per annum as and from such date;

(b)     in respect of the Royal Capex Facility:

        (i) for Prime Rate Loans and US Base Rate Loans: 1/4 of 1% per annum,

        (ii)    for Libor Loans: 1 1/2% per annum, and

        (iii)   for the calculation of the Acceptance Fee:  the Prime Acceptance
                                                            Fee then in effect,
                                                            increased by 1/2 of
                                                            1% per annum; and

(c)     in respect of the Royal Credit Line Facility:

        (i)     for Prime Rate Loans: zero,

        (ii)    for US Base Rate Loans: 1/8 of 1% per annum,

        (iii)   for Libor Loans: 1-1/4% per annum, and

        (iii)   for the calculation of the Acceptance Fee:  the Prime Acceptance
                                                            Fee then in effect,
                                                            increased by 1/4 of
                                                            1% per annum;

"MATERIAL ADVERSE CHANGE" means any event, development or circumstance which, in the opinion of either of the Lenders, acting reasonably, has had or would reasonably be expected to have:

(a)     a material adverse effect on the Acquisition Transaction,

(b) a material adverse effect on the business, assets, property, operations, condition (financial or otherwise) or prospects of any Credit Party, or

(c) an adverse effect on the validity or enforceability of any of the Credit Documents or the rights and remedies of either of the Lenders under any of the Credit Documents not attributable solely to the fault or neglect of the Lenders;

"MATERIAL ADVERSE EFFECT" means, when used with reference to any event or circumstance, an event or circumstance which, in the opinion of either of the Lenders, acting reasonably, has had or would reasonably be expected to have:

(a)     a material adverse effect on the Acquisition Transaction,

(b) a material adverse effect on the business, assets, property, operations, condition (financial or otherwise) or prospects of any Credit Party, or

(c) a material adverse effect on the ability of any of the Credit Parties to perform and discharge its obligations under any of the Credit Documents, or

(d) an adverse effect on the validity or enforceability of any of the Credit Documents or the rights and remedies of either of the Lenders under any of the Credit Documents not attributable solely to the fault or neglect of the Lenders;

"MATURITY DATE" means:

(a)     with respect to the BNP Credit Facilities, other than the BNP FEF
        Facility: February 19, 2000, or if such date is not a Business Day, the immediately following Business Day, except for the Loans and/or Bankers' Acceptances under the BNP Acquisition Facility which shall mature and be owing on February 5, 2000, or if such date is not a Business Day, the immediately following Business Day,

(b) with respect to the BNP FEF Facility: the earlier of (i) the date upon which BNP shall, at its sole discretion, terminate the availability of such Credit Facility and (ii) the relevant times set forth in the Credit Documents relating to FEF Contracts with BNP,

(c) with respect to the Royal Acquisition Facility: February 19, 2000, or if such date is not a Business Day, the immediately following Business Day, unless the expiry of the standby Letter of Credit issued thereunder is extended beyond such date, in which case the "Maturity Date" with respect thereto shall be the date of such expiry,

(d) with respect to the Royal Capex Facility: February 19, 2000, or if such date is not a Business Day, the immediately following Business Day, or such later date falling one year later as may be agreed to by Royal pursuant to Section 3.3.2;

(e) with respect to the Royal FEF Facility and the Royal Visa Facility: the earlier of (i) the date upon which Royal shall, at its sole discretion, terminate the availability of such Credit Facilities and (ii) the relevant times set forth in the Credit Documents relating to the FEF Contracts with Royal or to the Royal Visa Facility, as applicable, and

(f) with respect to the Royal Credit Line Facility: the date set forth in any demand notice of Royal to the Borrower terminating the Royal Credit Line Facility;

"MILLENNIUM COMPLIANT" means that the Computer Systems Software are capable of the following functions before, during and after January 1, 2000:

(a) handling date information involving all and any dates before, during and after January 1, 2000, including, accepting date input (either from an internal or external source), providing date output and performing date calculations in whole or in part and any date format (i.e., julian, gregorian, international or any other format),

(b) operating accurately without interruption on and in respect of any and all dates before, during and after January 1, 2000 and without any change in performance,

(c) responding to and processing any digit year input (either from an internal or external source) without creating any ambiguity as to the century, and

(d) receiving, storing, providing and communicating date output information without creating any ambiguity as to the century;

"MULTIEMPLOYER PLAN" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which any Credit Party or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions;

"MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that:

(a) is maintained for employees of any Credit Party or any ERISA Affiliate and at least one Person other than such Credit Party or ERISA Affiliates or

(b) was so maintained and in respect of which any Credit Party or ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated;

"NET WORTH" means the sum of the following, determined on a Consolidated basis in accordance with GAAP:

(a) the amount of the issued and outstanding paid up share capital of the Borrower, PLUS

(b) the amount of capital surplus and retained earnings (or, in the case of a surplus or retained earnings deficit, MINUS the amount of such deficit), and

(c)     PLUS OR MINUS foreign exchange adjustments;

"NPL" means the National Priorities List under CERCLA;

"OBLIGATIONS" means all the liability, obligations and Indebtedness of the Borrower at any time and from time to time existing or arising under or in connection with this Agreement and the other Credit Documents;

"PBGC" means the Pension Benefit Guaranty Corporation of the United States (or any successor thereto);

"PERMITTED LIENS" has the meaning given to it in SCHEDULE "C";

"PERSON" or "PERSONS" has the meaning set forth in Section 1.4;

"PHOENIX (USA)" means Phoenix International Life Sciences (U.S.) Inc., a Subsidiary of the Borrower incorporated under the laws of the State of Delaware, United States of America, having its head office at Cincinnati, Ohio, United States of America;

"PHOENIX (USA) TERM FACILITY" means a non-revolving term credit facility of a maximum amount of US$28,000,000 made available by BNP (Los Angeles) to Phoenix
(USA) for a term of two years to finance the acquisition by Phoenix (USA) of the Capital Stock of IBRD, such credit facility to be substantially upon the terms set forth in SCHEDULE "D", subject to the modifications to such terms as may be agreed to by the Lenders;

"PLAN" means a Single Employer Plan or a Multiple Employer Plan;

"PREFERRED CLAIMS" means the aggregate amount of claims ranking prior to the Lien of the Collateral Documents on Eligible Receivables such as, but not limited to:

(a) the claims secured by any Lien granted or registered prior to the date of execution or registration of the Collateral Documents;

(b) the claims of Her Majesty in Right of Canada which are due and payable and which are not contested in good faith and by appropriate measures before a court or governmental authority:

        (i) for deductions at source of which the Borrower is liable pursuant to the ITA,

        (ii) for amounts of which a Credit Party is liable pursuant to Part IX of the EXCISE TAX ACT (Canada) as modified by Chapter 45 of the Statutes of Canada and as may be further modified from time to time (tax on goods and services), and

        (iii) for deductions, interests, penalties and other amounts payable by a Person pursuant to Part III of the EMPLOYMENT INSURANCE ACT (Canada);

(c) the claims of Her Majesty in right of a province of Canada which are due and payable and which are not contested in good faith and by appropriate measures before a court or governmental authority:

        (i) pursuant to a fiscal law granting to the government of such province or any department thereof a Lien (whether or not filed or registered) in respect of Eligible Receivables of the Borrower, and

        (ii) for dues in respect of industrial accidents and occupational diseases;

(d) the 30-day claims of an unpaid seller provided under Section 81.1 of the BANKRUPTCY AND INSOLVENCY ACT (Canada), in respect of sold goods which are identifiable;

(e) the claims of the lessor of leased premises in respect of rental which is due but remains unpaid,

(f) the claims of employees with respect to salaries, earnings and other remuneration; and

(g) the claims of any creditor in any foreign jurisdiction similar in effect to the claims listed in subparagraph (a) to (f) of this definition;

"PRIME ACCEPTANCE FEE" means the annual rate announced by Royal from time to time as its reference rate then in effect for determining fees on Canadian Dollar bankers' acceptances accepted by Royal in Canada;

"PRIME RATE" in effect on any one day means the rate of interest per annum that is the greater of (i) the interest rate per annum publicly announced on such day by BNP in the case of amounts owing to BNP hereunder or by Royal in the case of amounts owing to Royal hereunder, as being its reference rate then in effect for determining interest rates on commercial loans in Canadian Dollars made in Canada by BNP or Royal, as applicable, and (ii) the annual rate of interest equal to the sum of the CDOR Rate PLUS 1% per annum, the whole as adjusted from time to time without notice to the Borrower;

"PRIME RATE LOAN" means at any given time, the Loan or any portion thereof which the Borrower has elected, pursuant to Section 3.5 or 3.9, to denominate in Canadian Dollars and on which the Borrower must pay interest in accordance with
Section 4.1.1;

"PROPERTIES" shall have the meaning set forth in Section 2.1.22(a);

"PURCHASE MONEY OBLIGATIONS" means

(a) any Lien created, issued or assumed after the date of this Agreement to secure Indebtedness not in excess of the value of the underlying property assumed as a part of, or issued or incurred to provide funds to pay, the purchase price of any real immovable or personal or movable property, PROVIDED that such Lien is limited to the property so acquired and is created, issued or assumed substantially concurrently with the acquisition of such property; and

(b) any renewal, refunding or extension of any such Lien securing Indebtedness in a principal amount not in excess of the unpaid principal amount of the Indebtedness secured thereby immediately prior to such renewal, refunding or extension;

"REAL PROPERTY" means the immovable property, real property and interests described in SCHEDULE "E", and any immovable property or real property acquired by any of the Credit Parties in the future;

"RESPONSIBLE OFFICER" means, with respect to any Person, the chief executive officer, the president, a vice president, the secretary or the managing director and, with respect to financial matters, the chief financial officer or treasurer of such Person;

"ROYAL" means Royal Bank of Canada, a signatory to this Agreement, and its successors and assigns;

"ROYAL'S ACCOUNT FOR PAYMENTS" means:

(a) for all payments in Canadian Dollars hereunder to Royal, the place or account as to which Royal may notify the Borrower from time to time for the payment of Canadian Dollars to Royal,

        and

(b) for all payments in US Dollars hereunder to Royal, the place or account as to which Royal may notify the Borrower from time to time for the payment of US Dollars to Royal,

or such other place(s) or account(s) as may be agreed upon by Royal and the Borrower from time to time;

"ROYAL ACQUISITION FACILITY" means the non-revolving term credit facility of up to the Equivalent Amount in US Dollars of Cdn$20,000,000 which, subject to the terms and conditions of this Agreement, Royal has, on the Formal Date, made available to the Borrower until the Maturity Date to support the financing of approximately 50% of the cost of the Acquisition Transaction, by way of a standby Letter of Credit (in the form set forth in SCHEDULE "R") issued in favour of BNP (Los Angeles) to cover a portion of the Phoenix (USA) Term Facility, to the extent not cancelled, reduced or terminated pursuant to this Agreement;

"ROYAL CAPEX FACILITY" means the revolving credit facility of up to Cdn$15,000,000 or the Equivalent Amount in US Dollars which, subject to the terms and conditions of this Agreement, Royal is hereby making available to the Borrower until the Maturity Date by way of Prime Rate Loans, US Base Rate Loans, Libor Loans or Bankers' Acceptances, or any combination thereof, to the extent not cancelled, reduced or terminated pursuant to this Agreement;

"ROYAL CREDIT FACILITIES" means the Royal Acquisition Facility, the Royal Capex Facility, the Royal FEF Facility, the Royal Credit Line Facility and the Royal Visa Facility which Royal is hereby making available to the Borrower, and "ROYAL CREDIT FACILITY" means any one of the Royal Credit Facilities, as applicable;

"ROYAL FEF FACILITY" means the credit facility of up to Cdn$4,000,000 which, subject to the terms and conditions of this Agreement, Royal is hereby making available to the Borrower until the Maturity Date by way of FEF Contracts Risk Amount, to the extent not cancelled, reduced or terminated pursuant to this Agreement;

"ROYAL CREDIT LINE FACILITY" means the demand revolving credit facility of up to Cdn$10,000,000 or the Equivalent Amount in US Dollars which, subject to the terms and conditions of this Agreement, Royal is hereby making available to the Borrower, until terminated at Royal's sole discretion, by way of Prime Rate Loans, US Base Rate Loans, Libor Loans, Bankers' Acceptances or (subject to a sub-limit of Cdn$1,500,000 or the Equivalent Amount in other freely convertible currencies acceptable to Royal) Letters of Credit, or any combination thereof, to the extent not cancelled, reduced or terminated pursuant to this Agreement;

"ROYAL VISA FACILITY" means the credit facility of up to Cdn$100,000 which, subject to the terms and conditions of this Agreement, Royal is hereby making available to the Borrower by way of corporate expense cards account, to the extent not cancelled, reduced or terminated pursuant to this Agreement or the other Credit Documents relating thereto;

"SCHEDULES" means the schedules to this Agreement as the same may be amended, modified, supplemented or restated from time to time;

"SHAREHOLDERS' EQUITY" in respect of the Borrower, means the shareholders' equity of the Borrower determined in accordance with Canadian GAAP;

"SINGLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(1)(15) of ERISA, that

(a) is maintained for employees of any Credit Party or ERISA Affiliate and no Person other than a Credit Party and its ERISA Affiliates, or

(b) was so maintained and in respect of which any Credit Party or ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated;

"SOLVENT" means, when used with respect to any Person, that

(a) the aggregate of such Person's property is, at a fair valuation, sufficient, or, if disposed of at a fairly conducted sale under legal process, would be sufficient, to enable payment of all such Person's obligations, due and accruing due,

(b) such Person is able to meet its obligations as they generally become due,

(c) such Person has not ceased paying its current obligations in the ordinary course of business as they generally become due, and

(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature,

(e) such person is not engaged, and is not about to engage, in business or a transaction for which its property would constitute an unreasonably small capital, and

(f)     such Person is otherwise solvent under Applicable Law;

"SUBSIDIARY" means, with respect to any Person, any other Person (a) securities of which having ordinary voting power to elect a majority of the board of the directors (or other persons having similar functions) or (b) other ownership or participating interests of which ordinarily constituting a majority voting interest, are at the time, directly or indirectly, owned by such first Person, or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; unless otherwise specified, any Person which is a Subsidiary of a Subsidiary of another Person is deemed to be a "SUBSIDIARY" of such other Person;

"SUBSIDIARY GUARANTEE" means a guarantee executed and delivered by a Subsidiary of the Borrower, as required under this Agreement, substantially in the form of SCHEDULE "F", as amended, restated, supplemented or otherwise modified from time to time;

"TAX" includes all present and future taxes, levies, imposts, stamp taxes, duties, charges to tax, fees, deductions and any restrictions or conditions resulting in a charge to tax and all penalty, interest and other payments on or in respect thereof, imposed, assessed, levied or collected by or under the laws of any country or government, or any political subdivision or taxing authority thereof, but does not include any tax on the overall income of a Lender;

"US BASE RATE" in effect on any one day, means the rate of interest per annum that is the greater of (i) the interest rate per annum publicly announced on such day by BNP in the case of amounts owing to BNP hereunder or by Royal in the case of amounts owing to Royal hereunder as being its reference rate then in effect for determining interest rates on commercial loans in US Dollars made in Canada by BNP or Royal, as applicable and (ii) the annual rate of interest equal to the sum of the Federal Funds Effective Rate then in effect PLUS 1% per annum, the whole as adjusted from time to time without notice to the Borrower;

"US BASE RATE LOAN" or "US BASE RATE LOANS" means at any given time, the Loan, or any portion thereof which the Borrower has elected, pursuant to Section 3.5 or 3.9 to denominate in US Dollars and on which the Borrower must pay interest in accordance with Section 4.1.2;

"US DOLLARS", the symbol "US$", "UNITED STATES DOLLARS" or "LAWFUL MONEY OF THE UNITED STATES" each means lawful money of the United States of America in same day immediately available funds, or if such funds are not available, the form of money of the United States of America that is customarily used in the settlement of international banking transactions on the day any payment is due to be made hereunder;

"WELFARE PLAN" means a welfare plan, as defined in Section 3(1) of ERISA;

"WHOLLY-OWNED SUBSIDIARY" means, with respect to any Person, any Subsidiary all of the outstanding Capital Stock of which is owned by such Person either directly or indirectly through other Wholly-Owned Subsidiaries;

"WITHDRAWAL LIABILITY" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.2           -      HEADINGS AND TABLE OF CONTENTS
-----------------------------------------------------------

The headings of the Articles, Sections, Subsections or paragraphs herein and the table of contents are inserted for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

SECTION 1.3           -      REFERENCES
---------------------------------------

Unless the context otherwise requires or unless otherwise provided, all references to Sections, Subsections, Articles and Schedules are to Sections, Subsections, and Articles of and Schedules to, this Agreement. The words "HERETO", "HEREIN", "HEREOF", "HEREUNDER" and similar expressions mean and refer to this Agreement.

SECTION 1.4           -      RULES OF INTERPRETATION
----------------------------------------------------

In this Agreement, unless the context otherwise requires or unless otherwise provided, the singular includes the plural and vice versa, "MONTH" means a calendar month and "PERSON" or "PERSON" includes any individual, firm, company, corporation, government, governmental body or agency, instrumentality and unincorporated body of persons, partnership, limited partnership, association, trust or joint venture, and "IN WRITING" or "WRITTEN" includes printing, typewriting or any electronic means of communication capable of being legibly reproduced at the point of reception, including telecopier, telex or telegraph.

SECTION 1.5           -      ACCOUNTING TERMS AND COMPUTATIONS
--------------------------------------------------------------

Each accounting term used in this Agreement has the meaning assigned to it under GAAP unless otherwise defined herein and reference to any balance sheet item or income statement item means such item as computed from the applicable statement prepared in accordance with GAAP.

All financial statements required to be delivered hereunder shall be made and prepared in accordance with GAAP consistently applied throughout the periods involved.

SECTION 1.6           -      TIME
---------------------------------

Except where otherwise indicated in this Agreement, any reference to a time shall mean local time in the City of Montreal, Province of Quebec, Canada.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

SECTION 2.1           -      REPRESENTATIONS AND WARRANTIES OF THE BORROWER
---------------------------------------------------------------------------

The Borrower represents and warrants to each of the Lenders as follows:

2.1.1 CORPORATE EXISTENCE, COMPLIANCE WITH LAW AND CONSTATING DOCUMENTS: each of the Credit Parties (i) is a corporation duly incorporated and organized and is validly subsisting under the laws of its jurisdiction of incorporation, (ii) has the requisite power and authority to own, operate and lease its properties and assets and to conduct its business as now, heretofore and proposed to be conducted, (iii) is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or assets or the conduct of its business as now conducted requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect and (iv) to the best of the knowledge and belief of the Borrower, is in compliance with all Applicable Laws including, without limitation, all Environmental Laws and with its constating documents and its by-laws except to the extent that the failure to comply therewith would not have a Material Adverse Effect;

2.1.2 GOVERNMENTAL APPROVALS: each of the Credit Parties has obtained all Governmental Approvals which are necessary for the conduct of its business as presently conducted, the failure to obtain which would have a Material Adverse Effect, and each such Governmental Approval is in full force and effect, is a good, valid and subsisting approval which has not been surrendered, forfeited or become void or voidable, and there are no proceedings in progress, and to the best of the knowledge of any Responsible Officer of the Borrower, there are no proceedings pending or threatened, which may result in the revocation, suspension or modification of any such Governmental Approval which would have a Material Adverse Effect;

2.1.3 CHIEF EXECUTIVE OFFICES, INVENTORY LOCATIONS: on the date hereof, the locations of the chief executive offices, principal places of business, and other material offices and places of business of each of the Credit Parties are specified in SCHEDULE "G", and such offices and places of business specified for each Credit Party are the sole offices and places of business of such Credit Party. On the date hereof, none of the Credit Parties keeps records regarding its accounts receivable or inventory at any location other than the locations set forth in SCHEDULE "G" in respect of such Credit Party;

2.1.4 CORPORATE POWER; AUTHORIZATION; NO VIOLATION; ENFORCEABLE OBLIGATIONS: the execution, delivery and performance by each Credit Party of any Credit Document to be executed, delivered and performed by it and the creation of all Liens provided for herein and therein: (i) are within the corporate power of the Credit Party; (ii) have been duly authorized by all necessary or proper corporate or other action; (iii) are not in contravention of, and do not conflict with, violate or result in a breach of any provision of the constating documents or by-laws of the Credit Party or any Applicable Law; (iv) will not conflict with or result in the breach or termination of, constitute a default under, or accelerate any performance required by, any indenture, mortgage, hypothec, deed of trust, lease, agreement or other instrument to which the Credit Party is a party or by which the Credit Party or any of its property is bound (or would be bound but for such default), where such conflict, breach, termination, default or acceleration would have a Material Adverse Effect; (v) will not result in the creation or imposition of any Lien upon any of the property of any of the Credit Parties other than those in favour of the Lenders and (vi) do not require the consent or approval of any Governmental Body or any other Person except to the extent that such consents and approvals have been obtained; each of the Credit Documents to be delivered at such time shall have been duly executed and delivered by each Credit Party which is a party thereto, and shall constitute a legal, valid and binding obligation of each Credit Party which is a party thereto enforceable against each of them, in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium laws or similar laws affecting creditors' rights generally and to general principles of equity;

2.1.5 APPROVALS REQUIRED: no material registration, publication, order, permit, filing, consent, authorization, licence, decree or approval of, from or with any Person, including any Governmental Body, or in any public office or any other place, is necessary (i) in order to ensure the legality, validity, binding effect and enforceability of any of the Credit Documents, (ii) in order that the Credit Parties may grant to the Lenders Liens in the Collateral pursuant to the Collateral Documents,
        (iii) in order that each Lender may exercise any of its rights or remedies under the Credit Documents or (iv) in order to ensure the legality, validity, binding effect and enforceability of the Acquisition Transaction, except, in each instance, to the extent that such registration, publication, order, permit, filing, consent, licence, decree or approval has been made or obtained and evidence thereof satisfactory to each Lender has been delivered to the Lenders;

2.1.6 NO LITIGATION: except as disclosed in the relevant financial statements of a Credit Party delivered to any of the Lenders or as set forth in SCHEDULE "H", no action, litigation, arbitration, claim or proceeding is now pending or, to the best of the knowledge of the Borrower, threatened against any of the Credit Parties at law, in equity or otherwise, before any Governmental Body, or before any arbitrator or panel or arbitrators in any jurisdiction. None of such matters disclosed in such financial statements or set forth in SCHEDULE "H", nor all of such matters taken together, if determined adversely, has or could reasonably be expected to have a Material Adverse Effect. None of the matters set forth therein questions the validity of the Acquisition Transaction or the Credit Documents or any action taken or to be taken pursuant thereto;

2.1.7 NO DEFAULT : none of the Credit Parties is in default, nor to the best of the knowledge of the Borrower is any third party in default, under or with respect to any contract, agreement, lease, license or other instrument to which any of the Credit Parties is a party where such default has or could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing;

2.1.8   FINANCIAL STATEMENTS, NO MATERIAL ADVERSE CHANGE

        (a) the audited Consolidated and the unaudited unconsolidated financial statements of the Borrower and the unaudited unconsolidated financial statements of the other Credit Parties, which have been furnished to the Lenders on or before the date hereof, have been prepared using accounting methods, procedures and policies which are in accordance with GAAP applied on a basis consistent with that of prior years and present fairly the financial positions of each of the Credit Parties, on a Consolidated basis or on an unconsolidated basis, as the case may be, in each case as at the dates thereof, and the results of operations and the statements of cash flows for the periods then ended (as to any unaudited interim financial statements, subject to normal year-end audit adjustments and the absence of footnotes). Such statements include, without limitation:

                (i) the audited Consolidated and the unaudited unconsolidated financial statements of the Borrower and the unaudited unconsolidated financial statements of Phoenix (USA), for the two most recent fiscal years ended before the date hereof with respect to which such financial statements are available, and

                (ii) the forecasted pro forma Consolidated balance sheet of the Borrower as at February 28, 1998, adjusted to give effect to the completion of the Acquisition Transaction and the transactions contemplated by this Agreement,

        (b) as of the date hereof, neither the Borrower and its Subsidiaries on a Consolidated basis, nor any of the Credit Parties alone, had any material obligations, contingent liabilities or liabilities in the form of Taxes or any long-term leases or unusual forward long-term commitments which would be required by GAAP to be reflected in the balance sheet of such Credit Party and which are not reflected in the latest financial statements referred to in Section 2.1.8(a),

        (c)     since the date of the financial statements referred to in
                Section 2.1.8(a), there has been no Material Adverse Change;

2.1.9 LIABILITIES: as of the date hereof, none of the Credit Parties had any debts, liabilities or obligations to any Person, whether direct or indirect, absolute or contingent, matured or not, or other obligations for the payment of money which, according to GAAP, are material to the applicable Credit Party, and which are not disclosed in the audited Consolidated balance sheet of such Credit Party referred to in Section 2.1.8(a) and the related audited Consolidated statements of net earnings and cash flows and the notes thereto, other than the Phoenix (USA) Term Facility and the IBRD Revolving Facility and other than under this Agreement;

2.1.10 PRO FORMA BUDGET: the pro forma annual budget of the Borrower and its Subsidiaries dated January 21, 1998 provided to the Lenders for the period ending August 31, 1998 is based upon reasonable estimates and assumptions, all of which are fair in light of current conditions, have been prepared on the basis of the such implied assumptions and reflect the reasonable estimate of the Borrower of the results of operations and other information projected therein;

2.1.11  OWNERSHIP OF PROPERTY; LIENS

        (a) each of the Credit Parties has good and marketable title to all of the Real Property described on SCHEDULE "E" and identified in such Schedule as being owned by such Credit Party, free and clear of all Liens, except Permitted Liens. On the date hereof, none of the Credit Parties owns any immovable property or real property other than those described in SCHEDULE "E". Each of the Credit Parties has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and duly effected all recordings, filings and other actions necessary to establish, protect and perfect its right, title and interest in and to all such property owned by it, except where the failure to receive such documents or effect such recordings, filings or other actions would not have a Material Adverse Effect,

        (b) each Credit Party has good and marketable title to all of the Collateral upon which a Lien is purported to be created by any Collateral Document to which it is a party free and clear of all Liens except Permitted Liens. None of the Credit Parties is restricted or limited in any way from granting the Lien on any of the Collateral purported to be granted and created by any of the Collateral Documents to which it is a party. Except with respect to such as may have been filed or registered in respect of the Lien in favour of the Lenders under the Collateral Documents or in respect of Permitted Liens, to the best of the knowledge of the Borrower after due enquiry, no effective financing statement, application for the registration of a hypothec or other instrument similar in effect covering all or part of the Collateral is on file in any filing or recording office. To the best knowledge of the Borrower after due enquiry, none of the Credit Parties has received notice from any party asserting, claiming or exercising any right of deduction, set-off, compensation or other right or claim with respect to any material amount or portion of the Collateral,

        (c) SCHEDULE "I" sets out, as of the date hereof, the nations and the states and/or provinces in which all of each of the Borrower's and Phoenix (USA)'s account debtors are located, together with the aggregate amount of accounts receivable owing by such account debtors in each relevant jurisdiction, in each case where the aggregate amount of such accounts receivable in such relevant jurisdiction exceeds Cdn$500,000 or the Equivalent Amount thereof in any other currency;

2.1.12 INTELLECTUAL PROPERTY: each Credit Party owns all material Intellectual Property necessary to conduct its business as now conducted by it. Each material Intellectual Property owned by any of the Credit Parties is listed, together with Canadian and all foreign Intellectual Property application or registration numbers, where applicable, in SCHEDULE "J". To the best of the knowledge of the Borrower, each Credit Party conducts its business without material infringement or claim of material infringement of any Intellectual Property of others. To the best of the knowledge of the Borrower, there is no material infringement or claim of material infringement by others of any Intellectual Property of any Credit Party;

2.1.13 SUBSIDIARIES: on the date hereof, the Subsidiaries of each of the Credit Parties, together with their respective jurisdictions of organization, the authorized and issued and outstanding Capital Stock by class and number of each such Subsidiary and of any partnership, joint venture, corporation, association or other business organization of which any Credit Party or any of its Subsidiaries owns, directly or indirectly, any Capital Stock, or, in the case of any public corporation, 10% of the Capital Stock, together with the number and class of such Capital Stock beneficially owned by any Credit Party or any of its Subsidiaries are set out in SCHEDULE "K". All such Capital Stock was issued in compliance with all Applicable Laws and is owned beneficially and of record (including all economic rights and benefits and voting rights with respect thereto) by the Persons designated in such Schedule. Except as set forth in such Schedule, none of the Credit Parties owns or controls, directly or indirectly, any interest in any partnership, joint venture, corporation, association or other business organization of any nature;

2.1.14 BURDENSOME RESTRICTIONS: no contract, lease, agreement or other instrument to which any Credit Party is a party or is bound contains any provision or restriction outside customary commercial practice which is likely to have a Material Adverse Effect and no provision of Applicable Laws has a Material Adverse Effect, or insofar as the Borrower can reasonably foresee, will have a Material Adverse Effect;

2.1.15 ADDITIONAL ADVERSE FACTS: no fact or circumstance is known to the Borrower that, either alone or in conjunction with all other such facts and circumstances, has had or could reasonably be expected to have a Material Adverse Effect;

2.1.16 LABOUR MATTERS: on the date hereof, except as set out in SCHEDULE "L", there are no strikes or other labour disputes against any Credit Party pending or, to the best of the knowledge of the Borrower, apprehended. All material amounts due from any Credit Party on account of employee income taxes (including, without limitation, source deductions), workers' compensation, unemployment insurance, health and welfare insurance and other social security of every kind, and vacation pay have been paid or accrued as a liability on the books of the applicable Credit Party. There are no complaints or charges against any Credit Party pending or, to the best of the knowledge of the Borrower, threatened to be filed with any Governmental Body or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment by any Credit Party which could have a Material Adverse Effect;

2.1.17 TAXES: each of the Credit Parties has filed when due all Tax returns, reports and statements required to be filed by it with the appropriate Governmental Body. Each of the Credit Parties has paid when due all Taxes due and payable and, in the case of Taxes not due or payable, has made adequate provision for such Taxes in its books and records in accordance with GAAP consistently applied; there are no unpaid assessments or reassessments for any Taxes of any Credit Party in respect of which adequate provision is not reflected in the financial statements required to be delivered to the Lenders hereunder and there are no outstanding disputes relating to Taxes of any Credit Party in respect of which adequate provision is not reflected in the financial statements required to be delivered to the Lenders hereunder. Each of the Credit Parties has properly withheld or collected from its employees, customers and any other applicable payees, and remitted to the appropriate Governmental Body, all Taxes required to be withheld or collected and remitted under any Applicable Laws;

2.1.18 CANADIAN BENEFIT AND PENSION PLANS: the Canadian Pension Plans are duly registered under the provisions of the ITA and any other Applicable Laws and no event has occurred which is reasonably likely to cause the loss of such registered status. The Canadian Pension Plans and the Canadian Benefits Plans have been administered in accordance with the ITA and all other Applicable Laws. All material obligations of each Credit Party (including fiduciary and funding obligations) required to be performed in connection with the Canadian Pension Plans and the funding media therefor have been performed. No promises of benefit improvements under the Canadian Pension Plans or the Canadian Benefit Plans have been made except where such improvement could not have a Material

        Adverse Effect. There have been no improper withdrawals or applications of the assets of the Canadian Pension Plans or the Canadian Benefit Plans. Each of the Canadian Pension Plans and the Canadian Benefit Plans is fully funded and there exist no going concern unfunded actuarial liabilities or solvency deficiencies in respect of such plans;

2.1.19  ERISA:

        (a) no ERISA Event has occurred or is reasonably expected to occur with respect to any Plan,

        (b) as of the last annual actuarial valuation date, if any, the funded current liability percentage, as defined in Section 302(d)(8) of ERISA, of each Plan exceeds 90% and there has been no material adverse change in the funding status of any such Plan since such date,

        (c) Schedule "B" (Actuarial Information) to the most recent annual report (Form 5500 Series) for each Plan, if any, copies of which have been filed with the Internal Revenue Service of the United States, is complete and accurate and fairly presents the funding status of such Plan, and since the date of such Schedule "B" there has been no material adverse change in such funding status,

        (d) neither any Credit Party nor any ERISA Affiliate has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan,

        (e) neither any Credit Party nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA;

2.1.20 ACCURACY OF INFORMATION: all information concerning the Credit Parties, provided by the Borrower to the Lenders in respect of the Credit Parties, is true and accurate in all material respects and the said information contains no material misstatement of fact nor does it omit a material fact which is necessary to make such information not misleading, and there is no fact which the Borrower has not disclosed in writing to the Lenders which materially and adversely affects, or so far as the Borrower can now reasonably foresee, will materially and adversely affect the assets, liabilities, affairs, business, prospects, operations or conditions, financial or otherwise, of any of the Credit Parties or their respective ability to perform their obligations under this Agreement or any document contemplated herein;

2.1.21 NO OMISSIONS: neither the Borrower nor any of its Subsidiaries has withheld from the Lenders any information relating to the financial condition, business or prospects of the Borrower, or any of its Subsidiaries which could reasonably be expected to be material to a prospective lender contemplating a loan of the size and nature contemplated in this Agreement;

2.1.22 ENVIRONMENTAL MATTERS: except as set forth in SCHEDULE "M" hereto and except for issues the aggregate cost of remedying the same would not, in the opinion of either of the Lenders, exceed Cdn$500,000, or the Equivalent Amount in US Dollars:

        (a) the use of any contaminant, waste material (hazardous or other) or other substance on the properties owned or occupied by any of the Credit Parties (herein referred to as the "PROPERTIES") and the emission, transportation or disposal of such substances in or onto the Properties into the environment or by or allowed by any of the Credit Parties or by prior occupants of the Properties has at all times been effected in compliance with all applicable Environmental Laws,

        (b) all required certificates, permits, authorizations and registers have been obtained or maintained, as the case may be, in respect of the operations of each of the Credit Parties, including, without limitation, any permits, certificates and registers required for air emissions, effluent discharges, release of contaminants, production of hazardous materials, conduct of hazardous activities and waste disposal,

        (c) the operations and activities of each of the Credit Parties and the use of the Properties by the Credit Parties, including the construction and modification of any building or equipment on the Properties have been effected in compliance with all applicable Environmental Laws,

        (d) no contaminant, waste material (hazardous or other) or other substance has been released or spilled into the environment from the Properties which has not been cleaned up in conformity with all applicable Environmental Laws and to the satisfaction of the appropriate authorities,

        (e) proper procedures are used in respect of all Properties for the handling and storage of PCB waste,

        (f) procedures for spill prevention and containment as well as leak detection testing have been or are presently being established at all Properties,

        (g) all underground storage tanks located on the Properties have been installed and maintained in conformity with all government standards and no leakage has been detected from such tanks which has not been remedied in accordance with all applicable Environmental Laws,

        (h) there are no pending or, to the best knowledge of the Borrower, threatened material Environmental Claims against any of the Credit Parties,

        (i) to the best of the Borrower's knowledge, the Properties incurred no environmental damage or contamination prior to any of the Credit Parties taking ownership or control of the Properties,

        (j) no terms of any credit or financing arrangements between any of the Credit Parties and any financial institution have been altered or terminated as a result of considerations of environmental risk linked to any of the Properties,

        (k) there are no facts, circumstances, conditions or occurrences on any Property that could reasonably be anticipated (i) to form the basis of an Environmental Claim against any of the Credit Parties, or any Properties or assets; or (ii) to cause such Properties or assets to be subject to any restrictions on the ownership, occupancy, use or transferability of such Properties under any applicable Environmental Law, and

        (l) none of the Properties is listed or proposed for listing on the NPL or the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property;

2.1.23 COMPETITION AND ANTI-TRUST LAWS: each of the Credit Parties is in compliance with all competition and anti-trust legislation insofar as any of its acquisitions as of the date hereof (including, without limitation, the Acquisition Transaction) may be concerned, and the Borrower has no indication and no reason to believe that any such acquisitions might be challengeable on any competition or anti-trust grounds by Canadian or foreign governmental authorities;

2.1.24 INVESTMENT COMPANY ACT OF 1940 OF THE UNITED STATES: neither any Credit Party nor any of its Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the INVESTMENT COMPANY ACT of 1940 of the United States of America, as amended. Neither the making of any Advances, nor the acceptance of any Bankers' Acceptance, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

2.1.25 FULL DISCLOSURE: the information, exhibits, certificates, financial statements and reports provided to the Lenders by any Credit Party under any of the Credit Documents or filed with any Governmental Body in connection with the Acquisition Transaction do not, to the best of the knowledge of the Borrower, contain any untrue statement of a material fact or omit to state a material fact which may be necessary to make the statements contained herein and therein not misleading;

2.1.26 SOLVENCY: as of the date hereof, each Credit Party is individually and, together with its Subsidiaries, Solvent and after giving effect to the Acquisition Transaction and the payment of all estimated legal, investment banking, accounting and other fees related hereto and thereto, and after giving effect to the transactions contemplated by the Credit Documents, on the date hereof and at all times thereafter, each Credit Party and its Subsidiaries will be Solvent;

2.1.27 INSURANCE: each of the Credit Parties maintains or causes to be maintained insurance in accordance with the requirements under Section
        12.1.6 and all premiums and other sums of money payable for that purpose have been paid;

2.1.28 MILLENNIUM COMPLIANCE: by June 30, 1999, the Borrower shall have used all its best efforts to cause:

        (a)     the Computer Systems to be Millennium Compliant,

        (b) the Computer Systems not to require any remedial work or replacement to enable them (or any part of them) to continue functioning accurately before, during and after January 1, 2000 in the manner set forth in the definition of "Millennium Compliant", and

        (c) the Computer Systems and each element of them to pass and continue to pass date information between each other (and any third parties' computer systems with which they habitually communicate) in a way which does not, and will not, create inaccuracies, errors or problems before, during and after January 1, 2000;

2.1.29 SURVIVAL AND DEEMED REPETITION: the representations and warranties contained in Section 2.1 as well as all representations and warranties contained in any certificate or material delivered hereunder shall:

        (a) survive the execution and delivery of this Agreement and shall continue in effect until payment and performance of all debts, liabilities and obligations under this Agreement and under all other Credit Documents,

        (b) be deemed to be repeated on each Drawdown Date, Conversion Date and on each date of renewal of a Bankers' Acceptance or Libor Loan hereunder as if made on and as of such date, unless made as of a date specified in such representation and warranty, in which case such representation and warranty shall be deemed to be repeated as of such specified date, and

        (c) will be deemed to have been relied upon by the Lenders notwithstanding any investigation heretofore or hereafter made by any of the Lenders or by their Counsel or any other representatives of any of the Lenders.


                                   ARTICLE III

                               THE CREDIT FACILITY

SECTION 3.1           -      OBLIGATIONS OF THE LENDERS
-------------------------------------------------------

Relying on each of the representations and warranties set out in Article II and subject to the terms and conditions herein contained, the Lenders individually as separate obligors, and not as solidary obligors, agree to make their respective Commitments available to the Borrower.

SECTION 3.2           -      BNP CREDIT FACILITIES
--------------------------------------------------

Subject to the terms and conditions of this Agreement, BNP hereby establishes in favour of the Borrower the BNP Credit Facilities which shall be available until the applicable Maturity Date as follows:

3.2.1 BNP ACQUISITION FACILITY: the BNP Acquisition Facility, being a non-revolving term credit in a maximum aggregate amount of US$14,000,000 or the Equivalent Amount in Canadian Dollars, has been made available by BNP to the Borrower (a) by way of the issuance of a Letter of Credit in the principal amount of US$11,440,000 (in the form set forth in SCHEDULE "Q" and any renewal or extension thereof) in favour of BNP (Los Angeles) guaranteeing a portion of the Phoenix (USA) Term Facility, (b) through a single Advance in the principal amount of US$2,560,000 by way of Prime Rate Loan, US Base Rate Loan, Libor Loan or Bankers' Acceptances, or (c) by way of any combination of the foregoing; the Borrower agrees that the amount of such Letter of Credit and Advance constitute Borrowings hereunder which are subject to the terms and conditions of this Agreement;

        Should the Borrower elect to have a portion of the BNP Acquisition Facility outstanding by way of Loan or Bankers' Acceptances, the Borrower will have the option, which it may exercise only once by giving a ten day prior notice thereof to BNP, to convert all such Loans and Borrowings by way of Bankers' Acceptances into a Fixed Rate Loan denominated in US Dollars, expiring on the applicable Maturity Date and bearing such fixed rate of interest as shall have been offered by

        BNP to the Borrower and accepted by the Borrower at least two Business Days prior to the Conversion Date with respect thereto;

3.2.2 BNP REVOLVER BACK-UP FACILITY: the BNP Revolver Back-Up Facility, being a credit in a maximum aggregate amount of US$7,000,000, is hereby made available by BNP to the Borrower by way of a Letter of Credit (in the form of a letter of guarantee) in favour of BNP (Los Angeles) in the same amount as the IBRD Revolving Facility and guaranteeing the IBRD Revolving Facility;

3.2.3 BNP FEF FACILITY: the BNP FEF Facility, allowing the entering into of FEF Contracts between the Borrower and BNP, is hereby made available to the Borrower (a) for a maximum aggregate amount of Cdn$10,000,000 of FEF Contracts Risk Amount, PROVIDED that the aggregate spot -------- settlement amounts of all FEF Contracts to be entered into under the BNP FEF Facility may at no time exceed Cdn$100,000,000 or the Equivalent Amount in other currencies as well as (b) for a maximum aggregate amount of Cdn$5,000,000 of delivery risk on the Borrower which BNP will accept by agreeing to execute its obligation in respect of an FEF Contract before receiving confirmation that the Borrower has delivered its counterpart upon expiry of the FEF Contract.

SECTION 3.3           -      ROYAL CREDIT FACILITIES
----------------------------------------------------

Subject to the terms and conditions of this Agreement, Royal hereby establishes in favour of the Borrower the Royal Credit Facilities which shall be available until the applicable Maturity Date as follows:

3.3.1 ROYAL ACQUISITION FACILITY: the Royal Acquisition Facility, being a non-revolving term credit in a maximum aggregate amount of the Equivalent Amount in US Dollars of Cdn$20,000,000, has been made available by Royal to the Borrower by way of the issuance of a standby Letter of Credit in the principal amount of US$14,000,000 in favour of BNP (Los Angeles) (in the form set forth in SCHEDULE "R") guaranteeing a portion of the Phoenix (USA) Term Facility;

3.3.2 ROYAL CAPEX FACILITY AND EXTENSION OF THE ROYAL CAPEX FACILITY: the Royal Capex Facility, being a revolving term credit in a maximum aggregate amount of Cdn$15,000,000 or the Equivalent Amount in US Dollars, is hereby made available by Royal to the Borrower by way of Prime Rate Loans, US Base Rate Loans, Libor Loans or Bankers' Acceptances, or any combination thereof.

        Provided no Default or Event of Default has occurred and is continuing (without having been waived or cured as permitted herein), Royal, in its sole discretion, may offer to extend the Maturity Date for the Royal Capex Facility for an additional period of 12 months beginning on the then current Maturity Date of the Royal Capex Facility, by giving written notice thereof to the Borrower prior to the initial Maturity Date, in which case the Borrower shall have ten days following such notice to accept in writing such offer of extension;

3.3.3 ROYAL CREDIT LINE FACILITY: the Royal Credit Line Facility, being a demand revolving credit in a maximum aggregate amount of Cdn$10,000,000 or the Equivalent Amount in US Dollars, has been made available by Royal to the Borrower by way of Prime Rate Loans, US Base Rate Loans, Libor Loans, Bankers' Acceptances or (subject to the sub-limit set forth in Section 6.3) Letters of Credit, or any combination thereof, PROVIDED that the aggregate amount of all Borrowings -------- outstanding under the Royal Credit Line Facility may at no time exceed the Borrowing Base as set forth in the most recent Borrowing Base Report delivered to Royal pursuant to Section 12.1.8; the Borrower agrees that the amounts already made available to the Borrower by Royal by way of Advances (as evidenced by the accounts and records of Royal) constitute Borrowings hereunder which are subject to the terms and conditions of this Agreement;

3.3.4 ROYAL FEF FACILITY: the Royal FEF Facility, allowing the entering into of FEF Contracts between the Borrower and Royal, is hereby made available to the Borrower for a maximum aggregate amount of Cdn$4,000,000 of FEF Contracts Risk Amount, PROVIDED that the aggregate amounts of all FEF Contracts to be entered into under the Royal FEF Facility may at no time exceed Cdn$20,000,000 or the Equivalent Amount in other currencies;

3.3.5 ROYAL VISA FACILITY: the Royal Visa Facility, providing for corporate expense cards bearing the Visa mark to be issued by Royal to officers, employees or other representatives of the Borrower in accordance with Royal's standard practices for such service, is hereby made available to the Borrower in a maximum aggregate amount of Cdn$100,000. The Borrower shall execute all documentation and undertakings which may be required by Royal in respect of the Royal Visa Facility and the issuance of credit cards thereunder, and the Borrower shall comply with the provisions of all such documents and undertakings and make, or cause the making of, the payment of all amounts charged on the accounts for such credit cards when due, irrespective of any dispute or irregularity in respect of the use of any such cards. In the event of inconsistency between the terms contained in the said documentation and undertakings and the terms contained herein, the former shall prevail.

        The indemnity provisions set forth in Section 13.2 shall apply in respect of the Royal Visa Facility and the credit cards issued thereunder.

SECTION 3.4           -      PURPOSES OF THE CREDIT FACILITIES
--------------------------------------------------------------

3.4.1 BNP ACQUISITION FACILITY: the BNP Acquisition Facility shall have been used exclusively to finance or support the financing of approximately 50% of the cost of the Acquisition Transaction by guaranteeing the Phoenix (USA) Term Facility in favour of BNP (Los Angeles) and by making a direct Advance to the Borrower;

3.4.2 BNP REVOLVER BACK-UP FACILITY: the BNP Revolver Back-Up Facility shall be used exclusively to guarantee the IBRD Revolving Facility in favour of BNP (Los Angeles);

3.4.3 BNP FEF FACILITY: the BNP FEF Facility shall be used exclusively to allow the Borrower to enter into FEF Contracts with BNP, subject to the FEF Contracts Risk Amount in respect thereof never exceeding Cdn$10,000,000;

3.4.4 ROYAL ACQUISITION FACILITY: the Royal Acquisition Facility shall have been used exclusively to support the financing of approximately 50% of the cost of the Acquisition Transaction by guaranteeing the Phoenix
        (USA) Term Facility in favour of BNP (Los Angeles);

3.4.5 ROYAL CAPEX FACILITY: the Royal Capex Facility shall be used to finance Capital Expenditures and for other general corporate purposes of the Borrower;

3.4.6 ROYAL CREDIT LINE FACILITY: the Royal Credit Line Facility shall be used to finance the Borrower's operations generally through the financing of accounts receivable of the Borrower and income tax credits for scientific research and development expense of the Borrower;

3.4.7 ROYAL FEF FACILITY: the Royal FEF Facility shall be used exclusively to allow the Borrower to enter into FEF Contracts with Royal, subject to the FEF Contracts Risk Amount in respect thereof never exceeding Cdn$4,000,000;

3.4.8 ROYAL VISA FACILITY: the Royal Visa Facility shall be used exclusively for the corporate expense cards program of the Borrower.

SECTION 3.5           -      MANNER OF BORROWING
------------------------------------------------

The parties acknowledge that the BNP Acquisition Facility, the Royal Acquisition Facility and a portion of the Royal Credit Line Facility have already been made available or advanced to the Borrower on or after the Formal Date and constitute outstanding Borrowings hereunder.

Subject to the provisions of this Agreement and provided no Default or Event of Default has occurred and is continuing (without having been waived as provided herein), the Borrower may from time to time request Borrowings (in addition to the Borrowings already outstanding as acknowledged in the preceding paragraph of this Section) from a Lender under a Credit Facility, up to the amount of its Commitment with respect thereto, to the extent not cancelled, reduced or terminated under this Agreement:

3.5.1 BY WAY OF OVERDRAFT: with respect to a Prime Rate Loan or a US Base Rate Loan from Royal under the Royal Credit Line Facility, by creating an overdraft in the Borrower's Account maintained with Royal, in which case Royal will make an Advance into the said Borrower's Account in a minimum amount of Cdn$25,000 or US$25,000, as the case may be, or any multiple thereof so as to cover the overdraft;

3.5.2 PRIME RATE LOANS AND US BASE RATE LOANS: with respect to Borrowing by way of a Prime Rate Loan or a US Base Rate Loan otherwise than by overdraft under the Royal Credit Line Facility as contemplated in
        Section 3.5.1 (which Borrowing must be in a minimum amount of Cdn$25,000 or US$25,000, as the case may be, or the undrawn amount of the applicable Commitment), upon giving to BNP or Royal, as the case may be, an irrevocable telephone notice at least by 10:30 a.m. on the Business Day preceding the Drawdown Date or Conversion Date, as the case may be, followed by a written confirmation on the same day addressed to BNP or Royal, as the case may be, substantially in the form set forth in SCHEDULE "N", or such other form as BNP or Royal, as applicable, may approve;

3.5.3 LIBOR LOANS: with respect to a Libor Loan (which must be in a minimum amount of US$1,000,000 or any multiple thereof), upon giving to BNP or Royal, as the case may be, an irrevocable telephone notice at least by 10:30 a.m. on the Interest Determination Date applicable thereto, followed by a written confirmation on the same day addressed to BNP or Royal, as the case may be, substantially in the form set forth in SCHEDULE "N", or such other form as BNP or Royal, as the case may be, may approve;

3.5.4 BANKERS' ACCEPTANCES: with respect to a Borrowing by way of Bankers' Acceptances (which must be in a minimum aggregate amount of Cdn$500,000 and in increments of Cdn$100,000), upon giving to Royal an irrevocable telephone notice at least by 10:30 a.m. two Business Days prior to the Drawdown Date, Conversion Date or date of renewal at maturity, as the case may be, followed by a written confirmation on the same day addressed to BNP or Royal, as the case may be, substantially in the form set forth in SCHEDULE "N", or such other form as BNP or Royal, as the case may be, may approve;

3.5.5 LETTERS OF CREDIT: with respect to a Borrowing by way of Letter of Credit, upon giving to BNP or Royal, as the case may be, an irrevocable written notice at least three Business Days prior to the anticipated date of issuance of such Letter of Credit substantially in the form set forth in SCHEDULE "O", or such other form as BNP or Royal, as the case may be, may approve, such notice to be given after the making of appropriate arrangements with BNP or Royal, as the case may be, for the purpose of the Letter of Credit to be so issued as provided in Section 6.1;

3.5.6 FEF CONTRACTS: with respect to a Borrowing by way of FEF Contracts, by making appropriate arrangements with a Lender as provided in Section 8.1; and

3.5.7 CREDIT CARDS: with respect to Borrowings from Royal by way of the use of credit cards issued by Royal under the credit cards expense account made available under the Royal Visa Facility;

and, subject to the terms hereof, such Borrowings shall be made available to the Borrower to the extent that BNP or Royal, as the case may be, shall have determined that on the related Drawdown Date, Conversion Date or date of renewal at maturity, as the case may be, its relevant Commitment remaining unadvanced and uncancelled hereunder is then sufficient to allow for the requested Borrowing; and for such purpose, the Equivalent Amount in Canadian Dollars or US Dollars, as applicable, of all outstanding Borrowings shall be calculated at each such time.

SECTION 3.6           -      MANDATORY REPAYMENTS AND REDUCTIONS
----------------------------------------------------------------

3.6.1 REPAYMENT ON THE MATURITY DATE: subject to the other terms and conditions of this Agreement, the Borrower covenants and agrees to fully repay to each Lender all Borrowings outstanding with such Lender under each Credit Facility on the Maturity Date applicable to such Credit Facility (as may be extended as provided herein in the case of the Royal Capex Facility), at which time all amounts of principal, interest, fees and other amounts then outstanding in respect of the said Credit Facility shall be due and payable by the Borrower to the relevant Lender, without penalty other than the indemnities contemplated by
        Section 13.2;

3.6.2 AUTOMATIC REDUCTION OF THE BNP ACQUISITION FACILITY AND THE ROYAL ACQUISITION FACILITY: the BNP Acquisition Facility and the Royal Acquisition Facility, as well as each Lender's Commitment in respect thereof, shall automatically reduce, without penalty (except as provided in the Phoenix (USA) Term Facility), without any action required on the part of either Lender, concurrently with the scheduled reduction of the Phoenix (USA) Term Facility;

3.6.3 PROCEEDS FROM SALE OF ASSETS: the Borrower covenants and agrees (a) that the net proceeds in excess of Cdn$500,000, or the Equivalent Amount in other currencies, from any sale (either through a single transaction or a series of related transactions) of assets owned by the Borrower and conducted outside the normal course of business of the Borrower, shall be used by the Borrower to permanently repay and reduce or retire Borrowings under the RBC Capex Facility and to permanently reduce and cancel the Commitment in respect thereof in a like amount and (b) that the net proceeds in excess of US$50,000 from any sale (either through a single transaction or a series of related transactions) of assets owned by Phoenix (USA) or IBRD and conducted outside the normal course of business of the said entities, shall be used to permanently repay and reduce or retire borrowings under the Phoenix (USA) Term Facility, with a concurrent pro-rata reduction of the Letters of Credit respectively issued under the BNP Acquisition Facility and the Royal Acquisition Facility, the whole without penalty other than the indemnities contemplated by Section 13.2 and as provided in the Phoenix (USA) Term Facility; and

3.6.4 PROCEEDS FROM SALE OR ISSUANCE OF CAPITAL STOCK OR DEBT: the Borrower covenants and agrees that the net proceeds from any public or private issuance by the Borrower, Phoenix (USA) or IBRD of Capital Stock or of debt or debt instruments shall first be used to permanently repay and reduce or retire borrowings under the Phoenix (USA) Term Facility with a concurrent pro-rata reduction of the Letters of Credit respectively issued under the BNP Acquisition Facility and the Royal Acquisition Facility, the whole without penalty other than the indemnities contemplated by Section 13.2 and as provided in the Phoenix (USA) Term Facility.

SECTION 3.7           -      VOLUNTARY PAYMENTS
-----------------------------------------------

The Borrower may, without penalty (other than pursuant to the following provisions of this Section and Section 13.2), repay or otherwise retire the Borrowings outstanding hereunder in whole or in part from time to time, in minimum amounts similar to the minimum amounts, if any, set forth for Borrowings under Section 3.5 or any whole multiple thereof or the remaining balance due in respect of the relevant Credit Facility, with accrued interest and fees applicable thereto, by making repayment of the Royal Credit Line Facility through deposits of funds in the Borrower's account or upon giving an irrevocable telephone notice to BNP or Royal, as the case may be, followed by written confirmation on the same day substantially in the form set forth in SCHEDULE "P", or such other form as BNP or Royal, as the case may be, may approve, within notice periods preceding the anticipated repayment similar to the notice periods required for the relevant form of Borrowing by Section 3.5. Any amount prepaid by the Borrower (whether through a payment or through a reduction of the face amount of the relevant Letter of Credit) under the BNP Acquisition Facility or the Royal Acquisition Facility may not be re-borrowed under this Agreement and shall constitute a permanent reduction of the Commitment in respect of such Credit Facility.

Notwithstanding the foregoing, a Borrowing outstanding:

(a) by way of Libor Loans may not be so repaid or prepaid prior to the last day of the applicable Libor Interest Period, unless the repayment or prepayment is accompanied by the payment to the relevant Lender of the indemnity to be paid under Section 13.2 hereof in connection with the amount being repaid;

(b) by way of Letters of Credit may only be repaid or retired prior to the expiry date thereof by (i) the relevant Lender being fully released and discharged of all its liabilities and obligations arising from such Letters of Credit and by written evidence satisfactory to such Lender of such release and discharge being delivered to it, or (ii) by way of the issue to the relevant Lender by a bank acceptable to such Lender of a full unconditional counter-guarantee or indemnity in favour of such Lender acceptable to it in respect of such Letters of Credit;

(c) by way of Bankers' Acceptances may not be so repaid or prepaid save for a repayment on the Maturity Date of the relevant Bankers' Acceptances;

(d) by way of FEF Contracts may not be so repaid or prepaid save for a payment on the expiry of the related FEF Contracts or by paying the indemnities set forth in Section 13.2 hereof;

(e) by way of a Fixed Rate Loan with BNP may not be prepaid prior to the expiry thereof, unless the prepayment is accompanied by (i) the payment to BNP of a prepayment premium of Cdn$100,000, except if such prepayment is made with the proceeds of a public offering or a private placement or with internally generated funds and (ii) the payment to BNP of the indemnity, if any, to be paid under Section 13.2 hereof in connection with the amount being prepaid.

SECTION 3.8           -      CANCELLATION
-----------------------------------------

The Borrower may at any time, upon giving not less than three Business Days prior written notice thereof to Royal, cancel and reduce any portion of the Commitment in respect of the Royal Capex Facility, in minimum amounts of Cdn$1,000,000 or multiples thereof (or the Equivalent Amount thereof in US Dollars or any combination of Canadian Dollars and US Dollars), or the remaining balance of the Commitment in respect of the Royal Capex Facility. Such notice of cancellation with respect to any drawn portion of the Royal Capex Facility shall be without effect unless on or before the last day of such notice period (i) such drawn portion shall have been repaid or otherwise retired in accordance herewith, (ii) the accrued interest on such drawn portion shall have been paid and (iii) any other fees and charges in connection therewith shall have been paid. Any amount so reduced and cancelled may not be reinstated hereunder and any such cancellation and reduction is irrevocable and shall permanently reduce the Commitment of Royal in respect of the Royal Capex Facility in the amount of such cancellation and reduction.

SECTION 3.9           -      CONVERSION OPTION
----------------------------------------------

The Borrower may, during the term of this Agreement, upon giving to BNP or Royal, as applicable, prior irrevocable telephone notice within notice periods similar to those provided in Section 3.5, followed by written confirmation on the same day substantially in the form and substance set out in SCHEDULE "N", effective on any Business Day, convert, in whole or in part, any form of Borrowing outstanding under a BNP Credit Facility or a Royal Credit Facility into any other form of Borrowing available under the relevant Credit Facility, provided that:

(a)     no Default or Event of Default has occurred and is continuing;

(b) a Libor Loan may be converted, in whole or in part, only on the last day of the relevant Libor Interest Period, and provided that if less than all such Libor Loan is converted, then after such conversion not less than US$1,000,000 (and multiples thereof) shall remain as a Libor Loan;

(c) a conversion into a Borrowing by way of Libor Loans shall only be made to the extent that the conditions outlined in Section 3.11, 5.2 or 5.3 shall not exist on the relevant Conversion Date;

(d) a Borrowing by way of Bankers' Acceptances may be converted, in whole or in part, only on the relevant maturity date of such Bankers' Acceptances and provided that if less than all Borrowings by way of Bankers' Acceptances are converted, then after such conversion not less than Cdn$500,000 (and multiples of Cdn$100,000 in excess thereof) shall remain as Borrowings by way of Bankers' Acceptances;

(e) a conversion into a Borrowing by way of Bankers' Acceptances shall only be made to the extent that the conditions outlined in Section 3.11 or
        7.2.7 shall not exist on the relevant Conversion Date;

(f) a Borrowing by way of Letter of Credit may be converted, in whole or in part, only on the relevant expiry date of such Letter of Credit; and

(g) on the Conversion Date, the amount of the outstanding Borrowings (after any such conversion) would not exceed the relevant Commitment at that time;

AND PROVIDED FURTHER that if, pursuant to the foregoing provisions of this
Section 3.9, a Borrowing denominated in Canadian Dollars is to be converted into a Borrowing denominated in US Dollars, or VICE VERSA, the calculation of the converted amount shall be made by using the Equivalent Amount of the amount to be converted as then determined, and such Borrowing shall thereupon be repaid or retired in the original outstanding currency and forthwith re-advanced or reinstated without novation in the other currency selected by the Borrower, be equal to such Equivalent Amount and be repayable in such other currency with interest accruing thereon on the basis of the Borrowing selected by the Borrower.

The conversion of any Borrowing as provided above shall not be deemed to constitute a repayment of any Borrowing hereunder or a new Advance of funds hereunder.

With respect to all matters referred to in this Section, the determination by a Lender shall be final and conclusive, save in the case of manifest error.

SECTION 3.10          -     DEPOSIT OF PROCEEDS OF LOANS AND DISCOUNTED PROCEEDS
--------------------------------------------------------------------------------

Until such time as a Lender is otherwise directed by the Borrower in writing, such Lender shall deposit to the Borrower's Account on the applicable Drawdown Date the proceeds of each Borrowing by way of Loans made on such Drawdown Date and the Discounted Proceeds in respect of each Bankers' Acceptance accepted and purchased by such Lender on such Drawdown Date.

SECTION 3.11          -     CURRENCY ADJUSTMENT
-----------------------------------------------

If, on any day during the term of this Agreement, a Lender determines that as a result of a change in the exchange rate of the currency against another currency or for any other reason, the Borrowings under a Credit Facility would exceed the Commitment in respect of such Credit Facility (or such applicable lesser amount if a portion thereof has been cancelled, reduced or terminated pursuant to the terms of this Agreement), as determined by the relevant Lender on such day, the Borrower shall forthwith, upon demand by the said Lender, repay and retire the Borrowings under the relevant Credit Facility to the extent of the amount of such excess (subject to the provisions of Section 13.2).

SECTION 3.12          -      RELIANCE ON ORAL INSTRUCTIONS
----------------------------------------------------------

Each Lender shall be entitled to act upon the oral instructions of any Person who such Lender believes is a person the Borrower has identified in writing from time to time to such Lender as being a Person authorized by the Borrower to give instructions regarding the completion and issuance of Letters of Credit, Bankers' Acceptances or FEF Contracts or credit cards and the drawdown or conversion of Borrowings and no Lender shall be responsible for any error or omission in such instructions or in the performance thereof except in the case of gross negligence or wilful misconduct by that Lender or its employees. Any such oral instructions so given shall be immediately confirmed in writing by the Borrower to the applicable Lender. The Borrower may revoke the authority of such Persons so authorized by notifying the relevant Lender, in writing, which notice shall be effective on the Business Day immediately following the date of its actual receipt by such Lender. Any instructions given to any Lender before the day such notice becomes effective shall remain effective for the purpose of this Agreement.

SECTION 3.13          -      REQUEST FROM TAXING AUTHORITY
----------------------------------------------------------

If, in respect of the Borrower, any Lender receives a request to pay specified amounts to the Receiver General of Canada or other applicable federal or provincial taxing authority by virtue of Section 224(1.1) of the ITA or any analogous provision of any other provincial or federal taxing statute then, so long as such request may require such Lender to make payments to the Receiver General of Canada or other applicable federal or provincial taxing authority, such Lender may, but shall not be obligated to, make further Advances under this Agreement and shall have the right to comply with such request(s).


                                   ARTICLE IV

                          PAYMENT OF INTEREST AND FEES

SECTION 4.1           -      PAYMENT OF INTEREST
------------------------------------------------

The Borrower covenants and agrees to pay to the relevant Lender at or before 11:00 a.m. on each relevant day hereafter set forth, interest on Loans outstanding from time to time from the date of the respective Advances and conversions to the date of payment in full at the rates per annum (subject to the provisions of Section 4.2) determined as follows:

4.1.1 INTEREST ON PRIME RATE LOANS: the Borrower shall pay to the relevant Lender on each outstanding Prime Rate Loan of such Lender, as evidenced by the Loan Account, interest in Canadian Dollars for value on each Interest Date at a rate per annum equal to the Prime Rate PLUS the applicable Margin. Each change in the fluctuating interest rate for a Prime Rate Loan will take place concurrently with the corresponding change in the Prime Rate. Such interest shall accrue from day to day, shall be payable monthly in arrears on each Interest Payment Date and shall be calculated on the daily outstanding balance of such Prime Rate Loan on the basis of the actual number of days elapsed (including the first day but excluding the last day of any period of time during which a Prime Rate Loan is outstanding) in a year of 365 days;

4.1.2 INTEREST ON US BASE RATE LOANS: the Borrower shall pay to the relevant Lender on each outstanding US Base Rate Loan of such Lender, as evidenced by the Loan Account, interest in US Dollars for value on each Interest Date at a rate per annum equal to the US Base Rate PLUS the applicable Margin. Each change in the fluctuating interest rate for a US Base Rate Loan will take place concurrently with the corresponding change in the US Base Rate. Such interest shall accrue from day to day, shall be payable monthly in arrears on each Interest Payment Date and shall be calculated on the daily outstanding balance of such US Base Rate Loan on the basis of the actual number of days elapsed (including the first day but excluding the last day of any period of time during which a US Base Rate Loan is outstanding) in a year of 365 days;

4.1.3 INTEREST ON LIBOR LOANS: the Borrower shall pay to the relevant Lender on each outstanding Libor Loan of such Lender interest in US Dollars for value on each relative Libor Interest Date of each Libor Interest Period applicable to such Libor Loan, as evidenced by the Loan Account, at a rate per annum equal to Libor PLUS the applicable Margin. Such interest shall accrue from day to day, shall be payable in arrears on each Libor Interest Date and shall be calculated on the daily outstanding balance of such Libor Loan on the basis of the actual number of days elapsed (including the first day of each Libor Interest Period but excluding the last day thereof) divided by 360 days; and

4.1.4 INTEREST ON FIXED RATE LOAN: the Borrower shall pay to BNP on the Fixed Rate Loan, if any, established pursuant to the second paragraph of
        Section 3.2.1, as evidenced by the Loan Account, interest in US Dollars for value on each Interest Date at a rate per annum equal to the applicable rate offered by BNP and accepted by the Borrower pursuant to the said provisions of Section 3.2.1. Such interest shall accrue from day to day, shall be payable in arrears on each Interest Payment Date and shall be calculated on the daily outstanding balance of such Fixed Rate Loan on the basis of the actual number of days elapsed (including the first day of the period thereof but excluding the last thereof) divided by 360 or 365 days as agreed to at the time of the establishment of the Fixed Rate Loan.

For purposes of disclosure under the INTEREST ACT (Canada), the yearly rates of interest to which the rates determined in accordance with the foregoing provisions of Section 4.1 are equivalent, are the rates so determined multiplied by the actual number of days in the year and divided by 365 when calculating interest on a Prime Rate Loan, a US Base Rate Loan or (if the interest applicable thereto has been agreed to be calculated on 365 days at the time of the establishment thereof) on the Fixed Rate Loan, or by 360 when calculating interest on a Libor Loan or (if the interest applicable thereto has been agreed to be calculated on 360 days at the time of the establishment thereof) on the Fixed Rate Loan.

Each determination by a Lender of the applicable rate of interest in respect of a Borrowing pursuant to this Section 4.1 shall, in the absence of manifest error, be final, conclusive and binding on the Borrower.

SECTION 4.2           -      DEFAULT INTEREST
---------------------------------------------

Subject to the following provisions of this Section 4.2, upon a default by the Borrower in the payment of any sum hereunder when due (whether of principal, interest, fees, expenses or other amounts), the Borrower covenants and agrees to pay interest on such sum to the Lender or Lenders to which the said sum is owing, calculated at a rate per annum equal to:

(a) the Prime Rate PLUS the Margin applicable to Prime Rate Loans, if such sum is owed in Canadian Dollars or currencies other than US Dollars, and

(b) the US Base Rate PLUS the Margin applicable to US Base Rate Loans, if such sum is owed in US Dollars,

increased in each case, to the extent permitted by law, by 2% per annum from the date of such default so long as such default shall continue, before and after demand and judgment, such interest to be compounded monthly on each Interest Date and to be payable on demand. Such interest shall accrue from day to day on the basis of the actual number of days elapsed divided by 365.

Notwithstanding the foregoing, upon a default by the Borrower in the payment of any Acceptance Fee when payable hereunder, the Borrower covenants and agrees to pay interest on the unpaid amount of such Acceptance Fee to the relevant Lender, calculated at the rate of 15% per annum, based on a year of 365 days, from the date of such default so long as such default shall continue, before and after demand and judgment, such interest to be compounded monthly on each Interest Date and to be payable on demand.

For purposes of disclosure under the INTEREST ACT (Canada), the yearly rate of interest to which each of the rates set forth in this Section 4.2 is equivalent is the rate so determined multiplied by the actual number of days in the year and divided by 365.

SECTION 4.3           -      NOMINAL RATES OF INTEREST
------------------------------------------------------

The parties acknowledge that the rates of interest specified in this Agreement are nominal rates and that all interest payments and computations are to be made without allowance or deduction for deemed reinvestment.

SECTION 4.4           -      STANDBY FEE IN RESPECT OF THE ROYAL CAPEX FACILITY
-------------------------------------------------------------------------------

As and by way of a standby fee, the Borrower covenants and agrees to pay to Royal monthly in arrears on each Interest Payment Date from the date of execution of this Agreement, an amount in Canadian Dollars equal to 3/8 of 1% per annum of that portion of the Royal Capex Facility in excess of Cdn$5,000,000 from time to time remaining undrawn pursuant to Section 3.5 and uncancelled pursuant to Section 3.8, computed daily (on the basis of a year of 365 days) from and including the date of execution of this Agreement (or from and including the Interest Date of the relevant month, as the case may be), up to and excluding the next Interest Date. For purposes of calculating the standby fees payable to Royal pursuant to this Section 4.4, the Loans outstanding under the Royal Capex Facility in currencies other than Canadian Dollars on each day will be deemed to be outstanding in the Equivalent Amount thereof in Canadian Dollars as in effect on the relevant Interest Date.

SECTION 4.5           -      ACCEPTANCE FEE
-------------------------------------------

Upon acceptance of a Bankers' Acceptance by a Lender hereunder, the Borrower shall pay to the said Lender the applicable Acceptance Fee as set forth in
Section 7.2.6.

SECTION 4.6           -      LETTERS OF CREDIT FEES
---------------------------------------------------

The Borrower shall, prior to the issue of any Letter of Credit at its request under this Agreement and upon the acceptance of any draft thereunder and the making of any payments thereunder and upon the making of amendments in respect thereof, pay to the Lender issuing or having issued such Letter of Credit, letter of credit fees, letter of guarantee fees, acceptance fees, drawing fees, amendment fees and other fees, as the case may be, as may be established by the relevant Lender on the appropriate date or at such other rates as may be negotiated from time to time by the Borrower and the said Lender. The issuance fees shall be based upon the face amount of the Letter of Credit issued and calculated on the number of days that the Letter of Credit is to be outstanding on the basis of 365 days.

Notwithstanding the preceding paragraph:

(a) the Borrower shall pay to BNP, a non-refundable fee with respect to the Letter of Credit issued under the BNP Acquisition Facility at a rate per annum equal to the applicable Margin, for the entire term of such Letter of Credit, which fee shall be payable quarterly in advance on the date of issuance of such Letter of Credit and thereafter, on the basis of the then outstanding face amount of such Letter of Credit, on the same date of each of the months of May, August, November and February of each year until termination of such Letter of Credit;

(b) the Borrower shall pay in advance to Royal the following non-refundable fees with respect to the Letter of Credit issued under the Royal Acquisition Facility, namely:

        (i) upon issuance of such Letter of Credit, an amount equal to 1 2/5% per annum of the face amount of such Letter of Credit for the entire period of the Royal Acquisition Facility from the date of issuance of the said Letter of Credit to and including the stated date of expiry of such Letter of Credit,

        (ii) on November 30, 1998 (if the said Letter of Credit still remains outstanding), an amount equal to 1/4 of 1% per annum of the then outstanding face amount of the said Letter of Credit for the period from and including November 30, 1998 to and including the Maturity Date of the Royal Acquisition Facility, and

        (iii) on May 31, 1999 (if the said Letter of Credit still remains outstanding) an amount equal to 1/4 of 1% per annum of the then outstanding face amount of the said Letter of Credit for the period from and including May 31, 1999 to and including the stated date of expiry of such Letter of Credit.

SECTION 4.7           -      SET UP FEES AND ANNUAL REVIEW FEES
---------------------------------------------------------------

As and by way of set up fees, the Borrower shall have paid to each of the Lenders, prior to the execution of this Agreement, the non-refundable set up fees respectively agreed to between the Borrower and each Lender in their separate offers or confirmations of financing to the Borrower dated January 30, 1998, in the case of BNP, and dated February 3, 1998, in the case of Royal.

In addition, the Borrower undertakes to pay to Royal, as and by way of annual review fees, at the latest on the fifth day following annual written confirmation by Royal to the Borrower of the Royal Credit Facilities (and of any amendments thereto) the amount agreed to between the Borrower and Royal in Royal's confirmation of financing to the Borrower dated February 3, 1998.


                                    ARTICLE V

                      CONDITIONS APPLICABLE TO LIBOR LOANS

SECTION 5.1           -      SELECTION OF LIBOR INTEREST PERIODS
----------------------------------------------------------------

All Libor Loans shall be drawn down in the minimum amounts set forth in Section
3.5 and shall be for a Libor Interest Period, subject to availability to each Lender, respectively.

If the Borrower has chosen a Borrowing by way of a Libor Loan pursuant to
Section 3.5 or has made a conversion into a Libor Loan pursuant to Section 3.9, the Borrower shall, prior to the expiry of the then current relevant Libor Interest Period, select and irrevocably notify the applicable Lender of the next Libor Interest Period to apply without novation (subject to availability to such Lender) to such Libor Loan or of the intention of the Borrower to repay or convert such Libor Loan at the end of the relative Libor Interest Period, such notice to be given by telephone within notice periods similar to those provided in Section 3.5, followed by written confirmation on the same day substantially in form and substance as set out in SCHEDULE "N".

If the Borrower shall choose a new Libor Interest Period for an outstanding Libor Loan, and thus to renew such Borrowing without novation in the same form of Loan, the new Libor Interest Period shall commence on and include the last day of the relative Libor Interest Period during which such choice is made. If the Borrower fails to so notify the relevant Lender as provided in this Section, the Borrower shall be deemed to have notified such Lender of its intention to convert without novation the relevant Libor Loan into a US Base Rate Loan.

SECTION 5.2           -      ALTERNATE BASIS OF BORROWING
---------------------------------------------------------

If at any time during the term of this Agreement, a Lender determines in good faith (which determination shall be final, conclusive and binding upon the Borrower) that:

(a) adequate and fair means do not exist for ascertaining the rate of interest with respect to a Libor Loan to be made by it;

(b) the cost to such Lender of making, funding or maintaining its Libor Loan does not accurately reflect the effective cost thereof;

(c) the making or continuing of Libor Loans by such Lender has been made impracticable by the occurrence of any event which materially and adversely affects the London interbank eurodollar market; or

(d) deposits in US Dollars are not available to such Lender in the London interbank eurodollar market in sufficient amounts in the ordinary course of business for the applicable Libor Interest Period to make, fund or maintain a Libor Loan during such Libor Interest Period, then, the Lender affected by such event or circumstance (the "AFFECTED LENDER"), shall notify the Borrower of such determination in writing with an indication of the Borrowing affected by such determination (the "AFFECTED BORROWINGS"). For so long as the circumstances referred to in Section 5.2(a), (b), (c) or (d) shall continue and until notice to the contrary is given to the Borrower by the Affected Lender, the Affected Lender shall not be obligated to make any further Affected Borrowings available under the Credit Facilities. The principal amount of all outstanding Affected Borrowings granted by the Affected Lender shall, at the expiry of the related Libor Interest Period, be converted without novation into such other form of available Borrowings as the Borrower may request by notice to the Affected Lender or failing such notice by the Borrower, into US Base Rate Loans, and thereafter such Affected Lender shall only be obligated to extend Affected Borrowings in such other forms of Borrowings or US Base Rate Loans, as the case may be.

SECTION 5.3           -      ILLEGALITY RELATIVE TO LIBOR LOANS
---------------------------------------------------------------

If the adoption of any Applicable Law, or any change therein or in the interpretation or application thereof by any court or by any governmental or other authority or central bank or comparable agency or any other entity charged with the interpretation or administration thereof or compliance by any Lender with any request or direction (whether or not having the force of law but if not, compliance with which is generalized and standard in the banking industry) of any such authority, central bank or comparable agency or entity now or hereafter makes it unlawful or impossible for any Lender to make, fund or maintain the Libor Loans or a portion thereof or to perform its obligations under this Agreement, such Lender (the "AFFECTED LENDER") may, by written notice thereof to the Borrower, suspend its obligations under this Agreement with respect to the Loans affected by such illegality or prohibition (the "AFFECTED BORROWINGS") for the duration of the period of such illegality or prohibition, and the Borrower shall, to the extent possible and subject to the provisions of
Section 13.2, forthwith (or at the end of such period as the Affected Lender in its discretion agrees) convert without novation the Affected Borrowings or such portion thereof together with accrued interest thereon for the remainder of the related Libor Interest Period(s) into such other forms of Borrowings as the Borrower may request by notice to the Affected Lender within not more than two Business Days after receipt by the Borrower of the notice of the Affected Lender, and, for the period between such notice by the Affected Lender and such notice by the Borrower or failing such notice by the Borrower, into US Base Rate Loans, and thereafter such Affected Lender shall only be obligated to extend its Affected Borrowings in such other forms of Borrowings or US Base Rate Loans, as the case may be.


                                   ARTICLE VI

                   CONDITIONS APPLICABLE TO LETTERS OF CREDIT

SECTION 6.1           -      INITIAL LETTERS OF CREDIT
------------------------------------------------------

The Borrower acknowledges that:

(a) the Letter of Credit in the initial face amount of US$11,440,000 issued on February 5, 1998 by BNP in favour of BNP (Los Angeles) under the BNP Acquisition Facility, a copy of which is set forth in SCHEDULE "Q",

(b) the Letter of Credit in the initial face amount of US$14,000,000 issued on February 5, 1998 by Royal in favour of BNP (Los Angeles) under the Royal Acquisition Facility, a copy of which is set forth in SCHEDULE "R", and

(c) the Letter of Credit in the initial face amount of US$7,000,000 to be issued by BNP in favour of BNP (Los Angeles) under the BNP Revolver Back-Up Facility,

as any such Letter of Credit may be extended, amended, replaced or otherwise modified from time to time, shall constitute Letters of Credit requested to be issued by the Lenders hereunder and for which the Borrower shall be fully and irrevocably liable in accordance with the provisions of this Agreement, including more particularly the reimbursement and indemnity provisions of this
Article VI.

SECTION 6.2           -      ISSUE OF OTHER LETTERS OF CREDIT BY ROYAL
----------------------------------------------------------------------

Prior to effecting Borrowings by way of Letters of Credit under the Royal Credit Line Facility, the Borrower shall make arrangements with Royal for the issuance of the said Letters of Credit. All such Letters of Credit shall be issued at the request of the said Borrower and under the indemnity described in Section 6.6.

Prior to effecting Borrowings by way of Letters of Credit under the Royal Credit Line Facility, the Borrower, after having made arrangements with Royal as provided above, may give written notice thereof to Royal at the latest on the third Business Day preceding the anticipated date of issuance substantially in the form of SCHEDULE "O", or such other form or by such other method as Royal may approve, and shall execute and deliver to Royal duly completed Letters of Credit application(s) and other documents, using such form(s) as may be approved by Royal at the time of issue. In the event of any inconsistency between the terms contained in such application(s) and documents, and the terms contained herein, the former shall prevail.

SECTION 6.3           -      RESTRICTIONS ON LETTERS OF CREDIT
--------------------------------------------------------------

In addition to the Letters of Credit already issued under the BNP Acquisition Facility and the Royal Acquisition Facility and the Letter of Credit to be issued under the BNP Revolver Back-Up Facility, letters of Credit hereunder may only be issued under the Royal Credit Line Facility. A Lender may refuse to issue any particular Letter of Credit at any time at its sole discretion.

Letters of Credit issued under the BNP Revolver Back-Up Facility and the Royal Credit Line Facility and any renewals or extensions thereof shall, by their terms, expire not later than one year following the date of issue or the date of extension or renewal thereof, as the case may be, and the aggregate outstanding amount of all Letters of Credit issued under the Royal Credit Line Facility may at no time exceed Cdn$1,500,000 or the Equivalent Amount in other currencies.

SECTION 6.4           -      FEES AND CHARGES FOR LETTERS OF CREDIT
-------------------------------------------------------------------

The Borrower shall pay to the Lender issuing or having issued a Letter of Credit hereunder, the said Lender's fees set forth in Section 4.6 at the prevailing rates, as well as the fees of any correspondent bank for or in connection with such Letter of Credit and documents thereunder.

SECTION 6.5           -      INTEREST ON AMOUNTS PAID
-----------------------------------------------------

Subject to Section 6.6 hereof, if a Lender makes a payment under a Letter of Credit issued or outstanding in accordance herewith, the amount or amounts so paid by the said Lender shall, unless otherwise funded by or for the account of the Borrower, be deemed to constitute a Prime Rate Loan if such payment is made in Canadian Dollars or any currency other than US Dollars and a US Base Rate Loan if such payment is made in US Dollars, and the amount so paid shall bear interest accordingly from the date of payment by the relevant Lender until full repayment by the Borrower and shall be repayable on demand. If such payment is made in a currency other than Canadian Dollars or US Dollars, the amount of such payment shall be deemed to constitute a Prime Rate Loan in an amount equal to the Equivalent Amount thereof in Canadian Dollars.

SECTION 6.6           -      INDEMNITY
--------------------------------------

If and when a payment is made by a Lender pursuant to a Letter of Credit issued by it, the Borrower shall forthwith pay to the said Lender, in the currency(ies) in which such payment was made, the whole amount so paid under the said Letter of Credit and if the Borrower fails to make such payment, the amount of such payment shall be deemed to constitute a demand Loan hereunder in accordance with
Section 6.5 hereof.

Without restriction to the foregoing, the Borrower shall, in addition, indemnify the issuing Lender and hold it harmless from and against any claims, demands, losses, costs, liabilities, actions, judgements or suits, damages and expenses, including legal fees and expenses reasonably incurred which such Lender may suffer or incur by reason of having issued any Letter of Credit or having properly accepted drafts or documents thereunder or by reason of false or incomplete information being provided by or on behalf of the Borrower to the said Lender in respect of Borrowings or proposed Borrowings by way of Letters of Credits or acceptances thereunder or by reason of any action taken, admitted or suffered to be taken in good faith in reliance upon any instructions, applications, request or order from the Borrower or any other party for whose account such Letter of Credit was issued or upon other paper or documents reasonably believed by the relevant Lender to be genuine in connection with a Letter of Credit or acceptances under a Letter of Credit issued by it.

The reimbursement and indemnity obligations of the Borrower herein shall not be released, discharged or otherwise affected by any circumstance or occurrence whatsoever including, without limitation, (A) the lack of validity or enforceability of the underlying Letter of Credit or any acceptance or other documentation presented for drawing thereunder, or (B) any dealing by a Lender with a beneficiary or negotiating, advising or confirming bank in connection with Letters of Credit and acceptances thereunder.

SECTION 6.7           -      REIMBURSEMENT FOLLOWING TERMINATION
----------------------------------------------------------------

When a Lender shall have determined at its discretion that it is no longer liable under a Letter of Credit outstanding hereunder, and provided all amounts owing in respect of the Credit Facilities have then been fully and undefeasibly paid to the Lenders, such Lender will reimburse to the

Borrower, without interest, such amount, if any, as shall have been paid by the Borrower to such Lender in respect of such Letter of Credit upon a demand for full repayment of the Credit Facilities or of any Credit Facility.


                                   ARTICLE VII

                  CONDITIONS APPLICABLE TO BANKERS' ACCEPTANCES

SECTION 7.1           -      BANKERS' ACCEPTANCES
-------------------------------------------------

The Borrower may effect Borrowings under the BNP Acquisition Facility (to the extent not converted into a Fixed Rate Loan), the Royal Capex Facility and the Royal Credit Line Facility by way of Bankers' Acceptances denominated in Canadian Dollars in accordance with the provisions of Section 3.5 and this
Article VII.

For the purposes of this Agreement, the full face value of Bankers' Acceptances, without Discount, shall be used when calculations are made to determine the amount of Borrowings.

Each determination by the relevant Lender of the Acceptance Fee, of the Discount Rate, of the Discounted Proceeds and of the Discount applicable to Bankers' Acceptances to be accepted by it shall, in the absence of manifest error, be final, conclusive and binding on the Borrower.

SECTION 7.2           -      CONDITIONS APPLICABLE TO BANKERS' ACCEPTANCES
--------------------------------------------------------------------------

7.2.1 NOTICE AND DOCUMENTS: the Borrower shall request that Advances be made by way of Bankers' Acceptances, that outstanding Borrowings be converted into Bankers' Acceptances or that Borrowings outstanding by way of Bankers' Acceptances be renewed in the same form of Borrowing, by giving on a timely basis the notice required under Section 3.5, 3.9 or 7.2.5, as applicable.

        Each Lender may at any time cease to accept Bankers' Acceptances hereunder or set limits on the overall value of Bankers' Acceptances to be accepted hereunder.

        The Borrower shall execute and deliver to each Lender the documentation relating to Bankers' Acceptances usually required by such Lender from its clients. In the event of inconsistency between the terms contained in the said documentation and the terms contained herein, the former shall prevail;

7.2.2   PROCEDURES FOR THE ISSUE OF BANKERS' ACCEPTANCES:

        7.2.2.1 Bankers' Acceptances issued pursuant to this Agreement:

                (a) will be denominated in Canadian Dollars, in amounts of Cdn$100,000 or multiples thereof,

                (b) will be issued in minimum aggregate amounts of Cdn$500,000,

                (c) will have a term of 30 to 180 days, subject to availability, and shall not allow for days of grace,

                (d) will mature on a Business Day on or before the Maturity Date, and

                (e) may be held by the relevant Lender for its own account or sold or traded in the money market, either directly or through stock brokers or dealers;

        7.2.2.2 Upon each issue of Bankers' Acceptances:

                (a) which are purchased by a Lender for its own account, the Borrower shall be entitled to be credited with the Discounted Proceeds thereof, less the Acceptance Fee,

                (b) as a result of the conversion of outstanding Borrowings into Bankers' Acceptances or as a result of the renewal of outstanding Bankers' Acceptances, the Borrower shall, concurrently with the conversion or renewal, pay in advance out of its own funds to the accepting Lender an amount equal to the Discount applicable to such issue, to be applied against the principal of the Borrowing being so converted or renewed, plus the applicable Acceptance Fee;

7.2.3 DELIVERY OF BANKERS' ACCEPTANCES: if the Borrower has chosen a Borrowing by way of Bankers' Acceptances, the Borrower shall have delivered to the relevant Lender for acceptance at its Branch of Account, at the latest by 10:00 a.m. on the Business Day preceding the date of issue of the related Bankers' Acceptances, an appropriate number of signed and endorsed forms of Bankers' Acceptances in order to allow such Lender to accept such instruments in the aggregate and face amounts and for the maturities chosen by the Borrower. In this respect, Royal will deliver from time to time to the Borrower blank forms of Bankers' Acceptances to be signed and returned by the Borrower in order to maintain an adequate supply of such instruments for acceptance hereunder. No Lender shall be responsible or liable for its failure to accept a Bankers' Acceptance as required hereunder if the cause of such failure is, in whole or in part, due to the failure of the Borrower to provide duly executed and endorsed drafts to such Lender on a timely basis nor shall any Lender be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except a loss or improper use arising by reasons of the gross negligence or wilful misconduct of such Lender or its employees;

7.2.4 EXECUTION OF BANKERS' ACCEPTANCES: drafts of the Borrower to be accepted as Bankers' Acceptances hereunder shall be signed by a duly authorized officer or duly authorized officers of the Borrower. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as one of such officers may no longer be an authorized signatory for the Borrower at the date of issuance of a Bankers' Acceptance, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such Bankers' Acceptance so signed shall be binding on the Borrower;

7.2.5   PROCEDURES RELATING TO THE MATURITY AND FACE AMOUNT OF ALL BANKERS'
        ACCEPTANCES:

        (a) If Bankers' Acceptances are outstanding hereunder, the Borrower shall prior to the date of maturity of the then current Bankers' Acceptances, irrevocably notify the Lender having accepted them of the intention of the Borrower to repay, renew or convert such Borrowing at the maturity of the related Bankers' Acceptances, such notice to be given by telephone within notice periods similar to those provided in Section 3.5, followed by written confirmation on the same day substantially in the form attached as SCHEDULE "N",

        (b) if the Borrower shall choose to renew a Borrowing outstanding by way of Bankers' Acceptances in the same form of Borrowing, the Borrower shall cause the term of the new Bankers' Acceptances to commence on and include the date of maturity of the relative Bankers' Acceptances being renewed. If the Borrower fails to so notify the relevant Lender as provided in Subsection 7.2.5(a), the Borrower shall be deemed to have notified the said Lender of its intention to convert the relevant Borrowing by way of Bankers' Acceptances into a Prime Rate Loan,

        (c) the Borrower shall, by no later than 11:00 a.m. on the maturity date of each Bankers' Acceptance, pay to the Lender having accepted Bankers' Acceptances hereunder an amount equal to the face amount of all Bankers' Acceptances accepted by such Lender and maturing on that day by effecting such payment out of its own funds, or by converting such Borrowing by way of Bankers' Acceptances into another form of Borrowing then available hereunder or by renewing such Bankers' Acceptances hereunder, the whole subject to the payment of the Discount as provided in Subsection 7.2.2.2(b); and in each case of conversion or renewal, the Discounted Proceeds, together with the Discount paid in respect thereof, shall be applied to the reduction of the Borrowing being converted or renewed, as the case may be, and

        (d) in the event that the Borrower fails to provide payment of the face amount of a Bankers' Acceptance on its maturity date as required pursuant to

                Subsection 7.2.5(c), then the Canadian Dollar amount of such failed payment shall be deemed for all purposes of this Agreement to be and shall be treated in all respects as a Borrowing by way of a Prime Rate Loan as and from such maturity date;

7.2.6 ACCEPTANCE FEE: the Borrower shall pay to each Lender the Acceptance Fee in Canadian Dollars forthwith upon the acceptance hereunder by such Lender of a Bankers' Acceptance issued by the Borrower. The Borrower authorizes and directs the Lenders to deduct from the Discounted Proceeds of Bankers' Acceptances purchased by them for their own account, the amount of each such Acceptance Fee upon the issue of each Bankers' Acceptance;

7.2.7 ALTERNATE BASIS OF BORROWING: if at any time during the term of this Agreement, a Lender determines in good faith (which determination shall be final, conclusive and binding upon the Borrower) that by reasons of circumstances or changes affecting the market for Bankers' Acceptances:

        (a) it is no longer possible to establish the Discount Rate in respect of Bankers' Acceptances, or

        (b) the market for Bankers' Acceptances no longer exists, is too weak for its normal use or is not capable in the normal course of business to absorb Bankers' Acceptances accepted hereunder,

        then, such Lender shall immediately notify the Borrower of its determination in writing. For so long as the circumstances referred to in paragraphs (a) or (b) of this subsection shall continue, no further Borrowings will be available by way of Bankers' Acceptances from such Lender and thereafter, until notice to the contrary is given to the Borrower by such Lender, the said Lender shall only be obligated to make other forms of Borrowings available to the Borrower hereunder, and the principal amount of all Borrowings outstanding by way of Bankers' Acceptances shall, at the expiry of the related Bankers' Acceptances, be converted without novation into such other form of Borrowing as the Borrower may request by notice to the relevant Lender or failing such notice, into Prime Rate Loans;

7.2.8 WAIVER OF CLAIM: the Borrower shall have no right to set up as against either of the Lenders any defence or right of action, of indemnification or of set-off or compensation or any similar claim of any nature whatsoever which the Borrower may have had at any time or may have in the future with respect to any holder of one or more Banker's Acceptance(s) issued hereunder;

7.2.9 PAYMENT BY LENDER ON MATURITY: on the maturity date of each Bankers' Acceptance issued by a Lender hereunder, such Lender will pay to the redeeming holder, if any, of each Bankers' Acceptance, at the time of presentment thereof, the face amount of such Bankers' Acceptance.

                                  ARTICLE VIII

                     CONDITIONS APPLICABLE TO FEF CONTRACTS


SECTION 8.1           -      FEF CONTRACTS
------------------------------------------

Prior to effecting Borrowings by way of FEF Contract under this Agreement, the Borrower shall make arrangements with the relevant Lender for the execution of such FEF Contract and all documentation, agreements and master agreements requested by such Lender in respect thereof, including appropriate confirmations relating thereto. In the event of inconsistency between the terms contained in such documentation and the terms contained herein, the former shall prevail. Borrowings by way of FEF Contracts shall be made available by such Lender entering into FEF Contracts with the Borrower provided, however, that the said Lender shall have no obligation to make such Borrowing available to the Borrower and to enter into any FEF Contract hereunder unless such Lender, in its absolute discretion, is satisfied that the FEF Contracts Risk Amount for purposes of such Borrowing, when taken together with the FEF Contracts Risk Amount of all other outstanding FEF Contracts, does not exceed (a) Cdn$10,000,000 (with a maximum spot settlement risk for all outstanding FEF Contracts not to exceed Cdn$100,000,000) with respect to all FEF Contracts entered into with BNP and (b) Cdn$4,000,000 (with a maximum spot settlement risk for all outstanding FEF Contracts not to exceed Cdn$20,000,000) with respect to all FEF Contracts entered into with Royal.

In addition, BNP accepts a delivery risk on the Borrower for an aggregate maximum amount of Cdn$5,000,000 with respect to all FEF Contracts between the Borrower and BNP, whereby BNP executes its obligations in respect of an FEF Contract before receiving confirmation that the Borrower has delivered its counterpart upon expiry of the same FEF Contract. Accordingly, for delivery under an FEF Contract of any amount denominated in a currency other than Canadian Dollars the Equivalent Amount of which exceeds Cdn$5,000,000, the Borrower undertakes to deliver and pay its counterpart in respect of such FEF Contract before BNP may be required to execute its own obligation with respect to such FEF Contract.

Notwithstanding the foregoing, a Lender may in any event refuse to enter into any particular FEF Contract if, acting reasonably, it is not satisfied with the conditions of issue (including, without limitation, the duration thereof) the currencies thereof or generally, the market risk relating to the issue of such FEF Contract. Moreover, a Lender may, in its entire discretion, refuse to enter into any FEF Contract, the purpose of which is to control, fix or regulate currency exchange fluctuation in connection with a currency which, in the opinion of such Lender, is not freely convertible. It is expressly understood and agreed that unless otherwise acknowledged and agreed to in writing by a Lender, all FEF Contracts entered into during the term of this Agreement between the Borrower and such Lender shall, for so long as they remain outstanding, constitute a Borrowing made by the Borrower under this Agreement and outstanding under the BNP FEF Facility or the Royal FEF Facility, as applicable.

SECTION 8.2           -      INTEREST ON AMOUNTS PAYABLE UNDER FEF CONTRACTS
----------------------------------------------------------------------------

If the Borrower fails to pay to a Lender when due any and all amounts payable under any FEF Contract or any and all other amounts payable hereunder by the Borrower in respect of the cancellation or termination of any FEF Contract or otherwise related to Borrowings outstanding under the BNP FEF Facility or the Royal FEF Facility, as applicable, all such amounts not paid when due shall be deemed to be converted into and to constitute a Prime Rate Loan in the case of an amount owing in Canadian Dollars or in any currency other than US Dollars and shall be deemed to constitute a US Base Rate Loan in the case of an amount owing in US Dollars; any such Prime Rate Loan and US Base Rate Loan shall be payable to the relevant Lender forthwith on demand and shall bear interest accordingly from the date such amounts so become due until full payment to the Lender; if the amount the Borrower has so failed to pay is denominated in a currency other than Canadian Dollars or US Dollars, then upon the Borrower failing to pay such amount, the indebtedness of the Borrower to the relevant Lender in respect thereof shall, for the purposes of the foregoing, be converted into the Equivalent Amount thereof in Canadian Dollars using the spot buying rate of the said Lender as in effect on the date of such conversion.

SECTION 8.3           -      DOCUMENTATION, FEES AND CHARGES
------------------------------------------------------------

The Borrower undertakes to execute and deliver to each Lender all such Lender's standard documentation which the Lender may require from time to time in respect of FEF Contracts, including all confirmations thereof when required.

The Borrower also undertakes to pay to each Lender, at its request, the said Lender's usual fees and charges at the prevailing rates in respect of FEF Contracts entered into hereunder.


                                   ARTICLE IX

                    PAYMENT, TAXES, INCREASED COSTS, EVIDENCE
                    OF INDEBTEDNESS AND TIMING OF MATURITIES

SECTION 9.1           -      PLACE OF PAYMENT OF PRINCIPAL, INTEREST AND CHARGES
--------------------------------------------------------------------------------

All payments of principal, interest, additional interest, fees (other than the standby fee, the set-up fees and the annual review fees pursuant to Sections 4.4 and 4.7 which shall be payable as provided in such Sections) and other charges to be made by the Borrower pursuant to this Agreement shall be made in the currency in which the Borrowing is outstanding for value on the day such amount is due and if such day is not a Business Day, on the Business Day next following, by payment or transfer of monies to the appropriate Account for Payments. Any amounts received from the Borrower after 3:00 p.m., on any Business Day, shall be applied to the appropriate payment, repayment or prepayment due on such day, on the next following Business Day. Until so applied, interest shall continue to accrue as provided in this Agreement on the amount of such payment, repayment or prepayment.

SECTION 9.2           -      ACCOUNT DEBIT AUTHORIZATION
--------------------------------------------------------

The Borrower authorizes and directs each Lender, in its discretion, to automatically debit, by mechanical, electronic or manual means, the bank accounts of the Borrower maintained with it for all amounts payable by the Borrower under this Agreement, including but not limited to the repayment of principal and the payment of interest, fees, expenses and all other charges for the keeping of such bank accounts.

SECTION 9.3           -      APPLICATION OF PAYMENTS
----------------------------------------------------

All payments received by a Lender from or on behalf of the Borrower pursuant to this Agreement shall be applied prior to the occurrence of an Event of Default to such liabilities of the Borrower as the Borrower shall indicate to such Lender at the time such payment is made and, if no such indication is made or if an Event of Default has occurred, to the liabilities of the Borrower hereunder in such order as such Lender shall from time to time decide.

SECTION 9.4           -      MANNER OF PAYMENT AND TAXES
--------------------------------------------------------

The Borrower shall make all payments to the Lenders pursuant to this Agreement without set-off, compensation or counterclaim, free and clear of, and exempt from, and without deduction for or on account of, any Tax. If any Tax is deducted or withheld from any payments, the Borrower shall promptly remit to the affected Lender an amount which shall be equal to the Tax so deducted or withheld, together with certified copies of the relevant official receipts or other evidence satisfactory to the affected Lender, evidencing payment to the appropriate taxing authority of each such Tax by the Borrower on behalf of the affected Lender.

If the Borrower is prevented by operation of law or otherwise from paying, causing to be paid or remitting such Tax, the Borrower shall pay to the affected Lender such additional amounts as may be necessary to ensure that such Lender receives a net amount in the appropriate currency equal to the full amount it would have received had such Tax not been so deducted or withheld.

The obligations of the Borrower under this Section 9.4 to effect payments for Taxes shall survive the repayment of the principal and interest on the Borrowings and the payment of all other amounts due hereunder if such Taxes have not been paid.

SECTION 9.5           -      INCREASED COSTS
--------------------------------------------

If after the date of execution hereof, any introduction of any Applicable Law or any change or introduction of a change in any Applicable Law (whether or not having the force of law but if not, compliance with which is generalized and standard in the banking industry) or in the interpretation or application thereof by any court or by any governmental agency, central bank or other judicial, governmental, administrative or other authority or entity charged with the administration thereof or any change in the compliance of a Lender therewith, or if present or future compliance by a Lender with any new or changed request or directive (compliance with which is in accordance with the practice of responsible banks or financial institutions) from any central bank or other fiscal authority (whether or not having the force of law), now or hereafter:

(a) subjects a Lender to, or causes the withdrawal or termination of a previously granted exemption with respect to, any Tax or changes the basis of taxation, or increases any existing Tax, on payments of principal, interest, fees or other amounts payable by the Borrower to such Lender under this Agreement (except for taxes on the overall net income of such Lender and capital taxes payable by such Lender imposed by the jurisdiction in which its principal or lending offices are located),

(b) imposes, modifies or deems applicable any reserve, special deposit, deposit insurance or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by, an office of such Lender or with respect to Bankers' Acceptances, Letters of Credit, FEF Contracts or credit cards expense account arrangements hereunder,

(c) imposes on such Lender or expects there to be maintained by such Lender any capital adequacy or additional capital requirements in respect of any Borrowing or the Commitment of such Lender hereunder or any other condition with respect to this Agreement, or

(d) imposes any Tax or reserves or deemed reserves with respect to the undrawn portion of the Commitment of a Lender;

and the result of any of the foregoing, in the sole determination of the affected Lender acting reasonably, shall be to increase the cost to, or reduce the amount of principal, interest or other amount received or receivable by such Lender hereunder or its effective return hereunder in respect of making, maintaining or funding Loans, Bankers' Acceptances, Letters of Credit, FEF Contracts or credit cards expense account arrangements under this Agreement, such Lender shall, acting reasonably, determine that amount of money which shall compensate such Lender for such increase in cost or reduction in income (herein referred to as "ADDITIONAL COMPENSATION"). Upon such Lender having determined that it is entitled to Additional Compensation in accordance with the provisions of this Section 9.5, such Lender shall promptly so notify the Borrower and the other Lender. Such Lender shall provide to the Canadian Borrower a photocopy of, or an extract from, the relevant law, rule, guideline, regulation, treaty or official directive and a certificate of a duly authorized officer of such Lender setting forth the Additional Compensation and the basis of calculation therefor, which shall be conclusive evidence of such Additional Compensation in the absence of manifest error. The Borrower shall pay to such Lender within ten Business Days of the giving of such notice such Lender's Additional Compensation calculated to the date of such notification. Such Lender shall be entitled to be paid such Additional Compensation from time to time to the extent that the provisions of this Section 9.5 are then applicable notwithstanding that such Lender has previously been paid any Additional Compensation. Such Lender shall make commercially reasonable efforts to limit the incidence of any such Additional Compensation, including seeking recovery for the account of the Borrower, by appealing any assessment at the expense of the Borrower upon the Borrower's request, provided such Lender, in its sole determination, suffers no appreciable economic, legal, regulatory or other disadvantage.

The obligation of the Borrower under this Section 9.5 shall survive the repayment of the principal and interest on the Borrowings and the payment of all other amounts due hereunder.

SECTION 9.6           -      PAYMENT OF PORTION
-----------------------------------------------

Notwithstanding the provisions hereof, if a Lender gives the notice provided for in Section 9.5 with respect to any Borrowing (an "AFFECTED BORROWING"), the Borrower may at its option, upon ten Business Days notice to that effect given to such Lender (which notice shall be irrevocable), unless such prepayment or assignment causes a Default to have occurred hereunder, prepay in full without penalty such Affected Borrowing outstanding together with accrued and unpaid interest on the principal amount so prepaid up to the date of such prepayment, such Additional Compensation as may be applicable to the date of such payment and all costs, losses and expenses incurred by such Lender by reason of the liquidation or re-employment of deposits or other funds or for any other reason whatsoever resulting from the repayment of such Affected Borrowing or any part thereof on other than the last day of the applicable interest period or term. Upon such payment being made, such Lender's obligations in respect of such Affected Borrowing under this Agreement shall terminate.

SECTION 9.7           -      COMMITMENT AND TIMING OF MATURITIES
----------------------------------------------------------------

The Borrower shall only be entitled to convert an outstanding Borrowing into another form of Borrowing hereunder or to renew an outstanding Borrowing at the maturity thereof if, immediately prior to the relevant Conversion Date or prior to the expiry of the then current relevant Libor Interest Period or prior to the maturity of the relevant Bankers' Acceptances or Letters of Credit , as applicable, the total of all the Borrowings then outstanding under the relevant Credit Facility (converted, if necessary, into the Equivalent Amount thereof in Canadian Dollars) does not exceed the Commitment with respect to such Credit Facility (or such applicable lesser amount if a portion thereof has been cancelled or reduced pursuant to the terms of this Agreement). However, the Borrower shall be entitled to effect the conversion or renewal if, concurrently therewith, it pays to the relevant Lender an amount equal to the difference between such outstanding total amount and the relevant Commitment.

The Borrower shall time the maturities of the Libor Interest Periods and the Bankers' Acceptances so that they fall on or before the applicable date on which principal is due to be paid in respect thereof under this Agreement in an amount at least equal to the amount of such principal being repaid so as not to exceed the relevant Commitment following such applicable date. If the Borrower fails to time such maturities in such way in respect of a Libor Loan, the relevant Lender will make the necessary arrangements for early termination of such Libor Interest Periods, in an amount sufficient to effect the repayment of principal in accordance with this Agreement, and the Borrower will pay to the relevant Lender an amount equal to any loss or expense incurred by such Lender as a result of such early termination, including but not limited to all reasonable sums (whether in respect of principal, interest or otherwise) paid or payable by a

Lender for funds borrowed by such Lender in order to fund or maintain the amount of any such unpaid amount, as well as any costs incurred in maintaining or rearranging deposits as a result of early termination; a certificate of the relevant Lender setting forth the basis for the determination of the amount necessary to indemnify it is, in the absence of manifest error, conclusive and binding upon the Borrower for all purposes. If the Borrower fails to time the maturities of Bankers' Acceptances as set forth above, the Borrower will, on demand by the Lender having accepted the said Bankers' Acceptances, pay to such Lender an amount in Canadian Dollars equal to the face value of the relevant unmatured Bankers' Acceptances or such lesser amount as will cover the deficiency, and, upon such payment, the Borrower shall be released of its liability to the said Lender in respect of such unmatured Bankers' Acceptances, to the extent of the amount so paid.

SECTION 9.8           -      EVIDENCE OF INDEBTEDNESS
-----------------------------------------------------

Each Lender shall open and maintain in its books, accounts and records evidencing the Borrowings made available by it under this Agreement. Each Lender shall record therein the amount of each Borrowing made available by it, by way of Loans and shall record therein each payment of principal on account thereof and shall record the Bankers' Acceptances accepted, paid and cancelled by it, the Letters of Credit and acceptances thereunder issued or accepted by it hereunder and the payments and cancellations in respect thereof, the FEF Contracts entered into by it with the Borrower hereunder and all payments in respect thereof and the credit cards issued under the Royal Visa Facility and all debits and credits in respect thereof, and all other amounts becoming due to such Lender under this Agreement, including interest, fees and charges and all payments on account thereof. Such accounts and records will constitute, in the absence of manifest error, PRIMA FACIE evidence of the Indebtedness of the Borrower owing to such Lender pursuant to this Agreement, the date of each Borrowing made available by such Lender and the amount thereof and the amounts which and the dates on which the Borrower has made payments from time to time on account of the principal thereof and interest thereon, fees and charges and Bankers' Acceptances accepted, paid and cancelled by such Lender, Letters of Credit and acceptances thereunder issued, accepted and paid by or to such Lender hereunder, FEF Contracts entered into and paid or terminated hereunder and credit cards issued and cancelled under the Royal Visa Facility and payments in respect thereof.


                                    ARTICLE X

                  SUBSIDIARY GUARANTEE AND COLLATERAL DOCUMENTS

SECTION 10.1          -      SUBSIDIARY GUARANTEES
--------------------------------------------------

The Borrower shall deliver or cause to be delivered to the Lenders a Subsidiary Guarantee duly authorized and executed by each of the Credit Parties (other than the Borrower), the whole to serve as continuing guarantee for the payment and performance of the Obligations of the Borrower to the Lenders, both present and future, in respect of the Credit Facilities, the whole subject to the following:

10.1.1 SUPPORTING DOCUMENTS: the execution of a Subsidiary Guarantee by a Credit Party shall be accompanied by certified copies of such Credit Party's constating documents, by-laws (or other equivalent document), directors' resolution authorizing the execution of such Subsidiary Guarantee, together with the legal opinion of Counsel, in form and substance acceptable to the Lenders, as to the status of such Credit Party, the due authorization and execution by it of such Subsidiary Guarantee and the validity and enforceability thereof under the laws applicable to such Credit Party; and

10.1.2 NO PREJUDICE TO OTHER DOCUMENTS: this Agreement and the other Credit Documents shall not be prejudiced by any other guarantee, security or Collateral Document, whether collateral or additional, now or hereafter held by the Lenders or either of them in respect of the Obligations, or by any exchange, release, substitution or variation of any such guarantee, security or Collateral Document or by the taking of any additional guarantee, security or Collateral Documents.

SECTION 10.2          -      SECURITY
-------------------------------------

The Borrower shall cause to be delivered to the Lenders, as general and continuing collateral security for the payment and performance of all Obligations to the Lenders, or either of them, both present or future, in respect of the Credit Facilities, first-ranking security over all movable or personal assets and all Real Property of the Credit Parties, subject only to Permitted Liens, all of which security shall be in form and substance satisfactory to the Lenders and shall include the documents listed below:

(a) documents creating security under Section 427 of the BANK ACT (Canada) with respect to all present and future inventory of the Borrower,

(b) a hypothec granted by the Borrower in favour of the Lenders, jointly, pursuant to which the Borrower grants to the Lenders a Lien on all the Real Property of the Borrower located in the Province of Quebec and the universality of all its present and future movable property, corporeal or incorporeal, wherever located, including a Lien over all the present and future outstanding Capital Stock of its Subsidiaries owned by or registered in favour of the Borrower,

(c) security agreements granted by the Borrower in favour of the Lenders pursuant to which the Borrower grants to the Lenders a Lien on all of its personal or movable property, present and future, corporeal or incorporeal, wherever located,

(d) a pledge agreement (which may be contained in the general security agreements referred to in paragraph (c) of this Section) granted by the Borrower in favour of the Lenders pursuant to which the Borrower pledges in favour of the Lenders all the present and future outstanding Capital Stock of the Credit Parties (other than the Borrower) owned by or registered in favour of the Borrower, together with all stock powers/powers of attorney endorsed in blank by the Borrower, all necessary or desirable resolutions of the board of directors of the relevant corporation authorizing the transfer and registration of such Capital Stock in the name of the Lenders or their nominee and irrevocable proxies regarding such Capital Stock,

(e) hypothecs granted by each Credit Party (other than the Borrower) located in the Province of Quebec and security agreements and mortgages granted by each Credit Party (other than the Borrower) having assets or doing business outside the Province of Quebec, in favour of the Lenders, pursuant to which such Credit Party grants to the Lenders a Lien on all of its personal or movable property, present and future, corporeal and incorporeal, wherever located (including a Lien over the shares of the Capital Stock of any of its Subsidiaries which is a Credit Party to be documented in a manner similar to that set forth in paragraph (d) of this Section) and on all the Real Property of such Credit Party, and all such Collateral Documents shall be supported by appropriate opinions of Counsel as to matters required to be dealt with by the Lenders and, if required by the Lenders, title opinions with respect to each Real Property charged under the Collateral Documents.

SECTION 10.3          -      ADDITIONAL COLLATERAL AND REGISTRATION
-------------------------------------------------------------------

The Borrower shall also promptly execute and deliver, and cause to be executed and delivered, to the Lenders, at the Borrower's own cost and expense, such additional or complementary security documents or such confirmations or such notices or documents containing such further description of properties (including replacement and additions to the properties forming part of the Collateral) charged or intended to be charged by the Collateral Documents as may in the reasonable opinion of the Lenders or their Counsel be necessary or advisable to create and maintain a first ranking security position on the assets and revenues of the Credit Parties, as set forth in Section 10.2, subject to Permitted Liens.

The Borrower shall cause to be promptly made all registrations and filings and to be delivered all opinions, necessary, in the opinion of either of the Lenders or their Counsel, to render the Collateral Documents fully effective as first ranking security, subject to Permitted Liens (including registrations against land and, if required by the Lenders, title opinions in respect thereof).

SECTION 10.4          -      CONFLICT
-------------------------------------

In the case of conflict, discrepancy or difference between the provisions of this Agreement and any of the Collateral Documents, the provisions of this Agreement shall govern provided, however, that nothing herein shall limit or restrict the rights and remedies of the Lenders under any of the Collateral Documents in the absence of actual conflict, discrepancy or difference.

SECTION 10.5          -      NO PREJUDICE TO OTHER SECURITY
-----------------------------------------------------------

This Agreement and the Subsidiary Guarantees and Collateral Documents (which are in addition to and not in substitution for any other security now or hereafter held by the Lenders) shall not be prejudiced by any other guarantee or security, whether collateral or additional, now or hereafter held by the Lenders in respect of the Borrower's obligations to the Lenders, or by any exchange, release, substitution or variation of any such guarantee or security or by taking of any additional guarantee or security.


                                   ARTICLE XI

                           CONDITIONS TO BE SATISFIED

SECTION 11.1          -      CONDITIONS TO BE SATISFIED
-------------------------------------------------------

The obligation of the Lenders to make available to the Borrower Borrowings hereunder following the execution of this Agreement, is subject to and conditional upon each of the following terms and conditions first having been satisfied:

11.1.1 INITIAL CONDITIONS TO BORROWINGS: prior to the drawdown of such of the Borrowings as are not outstanding on the date of execution hereof, there shall have been delivered to each of the Lenders, in form and substance satisfactory to the Lenders:

        11.1.1.1    a duly executed copy of this Agreement,

        11.1.1.2 a certified copy of the constating documents and by-laws of each of the Credit Parties certified by a Responsible Officer of the related Credit Party, accompanied by good standing or equivalent certificates issued by the appropriate Governmental Body of each relevant jurisdiction;

        11.1.1.3 a duly certified copy of a resolution or resolutions of the Board of Directors of each Credit Party relating to the authority of each Credit Party to execute and deliver and to perform its obligations under the Credit Documents to which it is a party and all other instruments, agreements, certificates and papers and other documents provided for or contemplated by the said Credit Documents and the manner in which and by whom the foregoing documents are to be executed and delivered, certified by a Responsible Officer of the relevant Credit Party as of the date of execution of the relevant Credit Document or other relevant document,

        11.1.1.4 a certificate of each Credit Party setting forth specimen signatures of the individuals authorized to sign on its behalf the Credit

                    Documents to which it is a party and the instruments, agreements, certificates, papers and other documents provided for or contemplated by said Credit Documents,

        11.1.1.5 a certificate of compliance of a Responsible Officer of the Borrower relating to the Credit Parties in form and substance substantially as attached as SCHEDULE "S",

        11.1.1.6 evidence (i) of the due registration, recording or filing of the Credit Documents in all jurisdictions necessary to protect or perfect the security and rights created thereby (including each jurisdiction, other than England and Italy, wherein account debtors of the Borrower are located if the aggregate amount of accounts receivable owing to the Borrower by such account debtors located in the said jurisdiction exceeds Cdn$500,000 or the Equivalent Amount in currencies other than Canadian Dollars) and (ii) of the delivery to the Lenders of the share certificates representing the Capital Stock of Phoenix (USA) and IBRD, duly endorsed in blank (or accompanied by duly executed blank transfer certificates) and accompanied by duly executed proxies in respect thereof,

        11.1.1.7    evidence of appropriate insurance coverage as provided in
                    Section 12.1.6, showing the Lenders as loss payees thereof,

        11.1.1.8 evidence that BNP (Los Angeles) has made available (i) to Phoenix (USA) the Phoenix (USA) Term Facility and (ii) to IBRD the IBRD Revolving Facility,

        11.1.1.9 evidence that Phoenix (USA) has completed the Acquisition Transaction,

        11.1.1.10 evidence of the payment of all fees and expenses contemplated herein, to the extent then owing,

        11.1.1.11   a copy of the Laidlaw waste management contract,

        11.1.1.12 evidence that all Governmental Approvals under Environmental Laws have been obtained and are in effect with respect to each of the Credit Parties,

        11.1.1.13   (intentionally left blank),

        11.1.1.14 evidence that each Credit Party has all necessary Governmental Approvals to operate a contract research organization (CRO),

        11.1.1.15 evidence (a) of the discharge of all Liens in favour of Bank of Montreal affecting the assets of the Borrower, or (b) of the full repayment and cancellation of all existing credit facilities granted by Bank of Montreal to the Borrower, including the termination or assignment of all outstanding foreign exchange forward contracts between the Borrower and Bank of Montreal,

        11.1.1.16   (intentionally left blank),

        11.1.1.17 evidence of the discharge of all Liens affecting the Credit Parties which are not Permitted Liens,

        11.1.1.18 execution between the Lenders and BNP (Los Angeles) of an intercreditor and security sharing agreement in form and substance acceptable to the Lenders,

        11.1.1.19 the favourable opinion of Counsel to each of the Credit Parties as to the status of each Credit Party, its power and capacity to enter into and perform its obligations under all Credit Documents to which it is to be a party, as to the due authorization and execution by the relevant Credit Party of such Credit Documents and as to the validity, binding effect and enforceability of each such Credit Documents and of any security intended to be created thereby and as to such other matters as the Lenders may reasonably require, each such favourable opinion to be in form and substance satisfactory to each of the Lenders,

        11.1.1.20 the favourable opinions of Counsel in the States of California, New Jersey, Ohio and Pennsylvania as to registration and enforceability of the Liens and rights to be created in each said jurisdictions pursuant to the Collateral Documents, and

        11.1.1.21 the favourable opinion of Lenders' Counsels as to such matters as the Lenders may reasonably require;

11.1.2 CONDITIONS PRECEDENT TO EACH BORROWING: the obligation of the Lenders to make any Borrowing available to the Borrower following the execution of this Agreement is subject to the following conditions:

        (a) the representations and warranties of the Borrower contained in this Agreement shall be true and correct as at each Drawdown Date, Conversion Date and date of renewal of a form of Borrowing hereunder,

        (b) the relevant Lender shall have received the timely notice of Borrowing required pursuant to Section 3.5, 3.9, 5.1, 6.1 or 7.2.5, as applicable,

        (c) with respect to Borrowings under the Royal Credit Line Facility, a copy of the most recent Borrowing Base Report required by
                Section 12.1.8(f), and

        (d) no Default or Event of Default shall have occurred and be continuing (provided that if such Default or Event of Default shall have been waived as provided herein, such Default or Event of Default shall not be deemed to exist or continue in respect of the particular instance having been waived or during the waiver period, as applicable).

SECTION 11.2          -      WAIVER OF CONDITIONS PRECEDENT
-----------------------------------------------------------

The terms and conditions of Section 11.1 are inserted for the sole benefit of each Lender and may be waived by a Lender, in whole or in part, with or without terms or conditions, in respect of all or any portion of the Borrowings without prejudicing the rights of each of such Lender to assert such terms and conditions in whole or in part in respect of any other Borrowing.

                                   ARTICLE XII

                            COVENANTS OF THE BORROWER

SECTION 12.1          -      AFFIRMATIVE COVENANTS OF THE BORROWER
------------------------------------------------------------------

While any Obligations remain outstanding or either of the Lenders has any obligations under any of the Credit Documents, the Borrower covenants and agrees with each Lender that, unless each of the Lenders shall otherwise consent in writing:

12.1.1 PAYMENT COVENANT: it will, and it will cause each of its Subsidiaries to, duly and punctually pay all sums of money due and payable by it under the terms of this Agreement and any other Credit Document at the times and places, in the currencies, and in the manner specified;

12.1.2 CORPORATE EXISTENCE: it will, and it will cause each of its Subsidiaries to, do or cause to be done all things necessary to keep in full force and effect its corporate existence and all rights, franchises, licences, approvals, privileges, consents and qualifications to carry on its business or to own, lease or operate property in each jurisdiction in which it carries on business or owns, leases or operates property where the failure to do so would have a Material Adverse Effect;

12.1.3 CONDUCT OF BUSINESS: it will, and it will cause each of its Subsidiaries to:

        (a)     conduct its business in a proper and efficient manner,

        (b) diligently maintain, repair, use and operate its property and premises in a proper and efficient manner, and

        (c) maintain its physical assets in good condition such that each asset may be used at all times for the purpose for which it was intended;

12.1.4 COMPLIANCE WITH LAWS: it will, and will cause each of its Subsidiaries to, comply in all material respects with all Applicable Laws including, without limitation, Environmental Laws, ERISA and the RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS Chapter of the ORGANIZED CRIME CONTROL ACT OF 1970 of the United States of America, except to the extent failure to comply with such laws does not have a Material Adverse Effect;

12.1.5 PROMPT PAYMENT OF INDEBTEDNESS: it will, and it will cause each of its Subsidiaries, to promptly pay and discharge when due:

        (a)     any Indebtedness outstanding,

        (b)     Taxes charged or attributable to it, and

        (c) obligations which may result in Liens (other than Permitted Liens) on its assets;

        unless the relevant payment, Tax or obligation is being actively and diligently contested in good faith by appropriate proceedings and is adequately reserved against on its books in accordance with GAAP, as applicable, or unless failure to comply with this Section 12.1.5 would not have a Material Adverse Effect;

12.1.6  INSURANCE: it will:

        (a) maintain and will cause each of its Subsidiaries to maintain with financially sound, independent and reputable insurers insurance:

                (A) upon all its buildings, plant and other property and assets which are of an insurable nature against such liabilities and risks including, without limitation, all risk property damage, business interruption and third party liability insurance, in such amounts, with such deductibles and in such manner, that adequately protects it and such subsidiaries and as is customary for companies carrying on businesses similar that being carried on by it or by such Subsidiaries, as the case may be, and, if applicable, as may be required by Applicable Law, or as otherwise may be reasonably requested by any of the Lenders, and, in any event, in amounts sufficient to prevent it or any of its Subsidiaries from becoming a co-insurer, except to the extent of the deductibles permitted above;

                (B) (i) that names each of the Lenders, as an additional insured under all liability coverages and as loss payee under all property, casualty and business interruption coverages and includes a mortgage clause acceptable to each of the Lenders; (ii) that provides that all insurance proceeds aggregating Cdn$500,000 or less per occurrence, or the Equivalent Amount thereof in any other currency, shall be payable to the Borrower or the relevant Subsidiary, as the case may be, and that all insurance proceeds aggregating more than Cdn$500,000 per occurrence, or the Equivalent Amount thereof in any other currency, shall be payable to the Lenders, and it is agreed that any such proceeds received by the Lenders shall be received as mandatary for the Borrower or the relevant Subsidiary, as the case may be and, provided that no Default or Event of Default has occurred and is continuing, shall be paid forthwith by the Lenders to the Borrower or Subsidiary, as the case may be, and, in the case of insurance proceeds in respect of damage to property, shall be used by the Borrower or Subsidiary, as the case may be, to repair or replace such property; PROVIDED HOWEVER, that after a Default or an ---------------- Event of Default has occurred and while such Default or Event of Default is continuing, all insurance proceeds shall be payable to the Lenders, and a notice from the Lenders notifying an insurer of a Default or an Event of Default shall be sufficient evidence of a Default or an Event of Default for the purpose of this provision; and (iii) that provides that the insurers thereof will give to the Lenders at least 30 days prior written notice before any of the policies evidencing such insurance is modified, terminated or cancelled except that 15 days prior written notice shall be given in the case of non-payment of any premium; PROVIDED

                        HOWEVER, that in respect of insurance to be maintained by any Subsidiary of the Borrower this clause (B) shall only be applicable to the extent that such Subsidiary is required to grant to the Lenders collateral security under or pursuant to this Agreement,

        (b) duly and punctually pay or cause to be paid the premiums and other sums of money payable in connection with such insurance,

        (c) after a Default or an Event of Default has occurred and while such Default or Event of Default is continuing, hold separate from all other funds, as mandatary of the Lenders, and pay to the Lenders promptly all insurance proceeds received and payable to the Lenders, and cause each of its Subsidiaries to do so, and

        (d) promptly deliver to each Lender from time to time upon request such information relating to the insurance required to be maintained under this Section 12.1.6, including insurers' certificates of insurance addressed to the Lenders confirming that such insurance is in effect and that the Lenders may rely on such certificates;

12.1.7  CONTRACTS: it will, and will cause each of its Subsidiaries to:

        (a) faithfully observe, perform and discharge the covenants, conditions and obligations imposed on it by any contract, agreement, lease, license or other instrument in which it has any interest or to which it is a party, except to the extent and for so long as its obligation to do so is contested in good faith by it unless failure to comply with this Section 12.1.7 does not have a Material Adverse Effect, and

        (b) do all other things necessary or expedient in order to preserve, protect, maintain and renew any such contract, agreement, lease, license or other instrument and all of its rights thereunder and under each renewal or replacement thereof, to the extent necessary for the conduct of the business of the Borrower or such Subsidiary, unless failure to comply with this Section 12.1.7 does not have a Material Adverse Effect;

12.1.8 FINANCIAL STATEMENTS AND INFORMATION: it will, and will cause each of its Subsidiaries to, keep and maintain proper books of account and other accounting records and it will furnish or cause to be furnished to each
        Lender:

        (a) as soon as available and, in any event, within 60 days after the end of the first three quarterly accounting periods in each fiscal year, copies of the Consolidated and unconsolidated financial statements of the Borrower, and the unconsolidated financial statements of each Subsidiary and Affiliate of the Borrower, prepared in-house in accordance with GAAP as of the close of such quarter, setting forth in each case in comparative form the figures for the corresponding periods of the previous fiscal year,

        (b) as soon as available and, in any event, within 90 days after the end of each fiscal year, copies of the Consolidated and unconsolidated financial statements of the Borrower, and the unaudited unconsolidated financial statements of each Subsidiary and Affiliate of the Borrower, as of the end of such fiscal year, together with comparative figures for the immediately preceding fiscal year, all prepared in accordance with GAAP in reasonable detail and accompanied, in the case of the Borrower, by the unqualified opinion thereon of the Auditors, except with respect to a qualification or exception relating to a change in its application of accounting principles, which change shall be concurred in by the Auditors,

        (c) as soon as available and, in any event, within 120 days after the end of each fiscal year, the Borrower's annual report to its shareholders,

        (d) within 90 days of its fiscal year end commencing with the fiscal year ending on August 31, 1998 an Annual Budget for the current fiscal year in form and substance acceptable to the Lenders,

        (e) concurrently with the financial statements referred to in Sections 12.1.8(a) and 12.1.8(b), a compliance certificate, signed by a Responsible Officer of the Borrower, substantially in the form of SCHEDULE "S", certifying (a) that the financial and other information contained therein is true and correct in all material respects as of the date the certificate is delivered to the Lenders, (b) that the officer executing such certificate has no knowledge of any Default or Event of Default, which is continuing or, if such officer does have knowledge of any such Default or Event of Default, describing the Default or Event of Default, including the date of its commencement and any remedial action taken, (c) that the officer executing such certificate has no knowledge of any Material Adverse Effect which has not been cured or waived in writing by the Lenders, and

                (d) as to certain details and calculations, as specified therein, with respect to compliance with the covenants set forth in Section 12.1.28,

        (f) within 60 days after the end of each quarterly accounting period in each fiscal year, a report signed by a Responsible Officer of the Borrower setting forth, as at the end of such quarterly period, the Borrowing Base of the Borrower as well as the order backlog of the Borrower, such report to be in the form and substance of SCHEDULE "A",

        (g) promptly after the same are sent, copies of all financial statements, reports and other disclosure information which the Borrower or any of its Subsidiaries makes public or sends to its common or preferred stockholders as a class, and promptly after the same are filed, copies of all regular or periodic reports or similar materials filed by the Borrower or any of its Subsidiaries with any securities exchange or securities commission or similar governmental authority, and

        (h) promptly following the request of a Lender therefor, such other information relating to the Borrower or any of its Subsidiaries, including without limitation, information relating to their financial or other condition, business, assets, operations or prospects, as a Lender may from time to time reasonably request, in each case, in form and substance and certified in a manner satisfactory to the requesting Lender;

12.1.9 CHANGE IN AUDITORS: it will promptly give notice to each Lender of a change in its Auditors and the reasons underlying the change;

12.1.10 NOTICE OF DEFAULT AND OTHER EVENTS: it will promptly, after obtaining knowledge thereof, give notice to each Lender of the occurrence of any Default or Event of Default and of any event which constitutes a default to comply with any of the terms and conditions of the Phoenix (USA) Term Facility or the IBRD Revolving Facility, including the date of its commencement and the action which it or its relevant Subsidiary proposes to take with respect to the same and the estimated date when the same will be remedied or resolved; it will also promptly after the occurrence of any event which has had or is reasonably likely to have a Material Adverse Effect notify each Lender of the details thereof;

12.1.11 NOTICE OF BREACH OF PERMIT: it will give prompt written notice to each Lender of any breach of any certificate, approval, permit, consent, order or direction concerning its operations or that of any of its Subsidiaries or concerning the installation or operation of any of its equipment or facility or machinery, equipment or facility of any of its Subsidiaries or concerning any structure, activity, or facility on any of its lands or premises or the lands or premises of any of its Subsidiaries, which breach could have a Material Adverse Effect;

12.1.12 NOTICE OF LITIGATION: it will promptly give notice to each Lender of the occurrence of any litigation, proceeding or dispute affecting it or any of its Subsidiaries if its result could have a Material Adverse Effect and will from time to time provide all reasonable information requested by any Lender concerning the status of any such litigation, proceeding or dispute;

12.1.13 ACCESS: it will, and will cause each of its Subsidiaries to, permit each Lender or representatives of any Lender, to inspect its properties, as the case may be, and make abstracts from and copies of their books, accounts and records and discuss their affairs with its management, all at such reasonable times as such Person may desire upon giving prior reasonable notice to whole at the expenses of the Borrower;

12.1.14 RELIANCE: it will permit each Lender to rely on the authority of the individuals providing any certificate, report, notices and other information delivered under any of the Credit Documents including, without limitation, the certificate and reports delivered under Section 12.1.8, until notice to the contrary is received by each Lender;

12.1.15 CHANGE OF NAME, NEW LOCATIONS: it will advise each Lender or cause each Lender to be advised in writing not less than 30 days before any of the Credit Parties

        (A)     makes any change to its name or

        (B) changes the location of its chief executive office or principal place of business or acquires any new such locations, other than those set forth in SCHEDULE "G";

        before any such change of name or of location or before any acquisition of another location (whether by purchase, lease or otherwise) by the Borrower or any of its Subsidiaries, the Borrower shall provide the Lenders with such financing statements, charges, assignments, hypothecs, security interests, (and, on a best efforts basis, landlord agreements, warehouseman/bailee agreements, mortgagee consents and agreements), other Credit Documents and legal opinions as any of the Lenders may reasonably require in order to assure and maintain the perfected, first priority Lien on the Collateral, subject only to Permitted Liens, and to assure access thereto;

12.1.16 MAINTENANCE OF, AND ADDITIONAL, SECURITY: it will fully and effectually maintain and keep maintained and cause each of the other Credit Parties having granted security to the Lenders pursuant to any of the Credit Documents to fully and effectually maintain and keep maintained the Liens granted pursuant to the Credit Documents as valid, effective and perfected, first priority Liens at all times

        (subject to Permitted Liens) so long as any of the Obligations shall be outstanding and will, in this respect, comply with the provisions of
        Article X.

        Without restricting the foregoing, within 60 days of a request therefor by the Lenders, the Borrower shall, at its expense, cause additional Liens to be granted to the Lenders and/or registrations, recordings or filings to be made, in England and/or Italy and/or any other jurisdiction (as the Lenders may reasonably designate in the said request) so as to ensure that the Lenders shall have first priority Liens (subject to Permitted Liens) over the accounts receivable owing to the Borrower by account debtors located in the said jurisdiction for aggregate amounts in excess of Cdn$500,000 or the Equivalent Amount in currencies other than Canadian Dollars, the whole supported by legal opinions satisfactory to the Lenders;

12.1.17 LIENS ON AFTER-ACQUIRED PROPERTY: it will promptly notify the Lenders of any Real Property owned or acquired by the Borrower or any of the other Credit Parties after the date hereof which is not listed on SCHEDULE "E" and not then subject to a Lien in favour of the Lenders. It will, within 30 days after the request of the Lenders, execute or cause to be executed by the relevant Credit Party in favour of and deliver to the Lenders all agreements and other documentation necessary to establish in favour of the Lenders perfected, first priority Liens (subject to Permitted Liens) in all such Real Property, in form and substance satisfactory to the Lenders, and opinions of counsel acceptable to the Lenders, in form and substance satisfactory to the Lenders, as to, among other things, the validity and perfection of such Liens and the enforceability of such Liens, PROVIDED that the requirements of this
        Section 12.1.17 shall not apply to Subsidiaries, if any, not required to provide security to the Lenders pursuant to this Agreement;

12.1.18 INTELLECTUAL PROPERTY

        it will, and it will cause each of its Subsidiaries to, make application to register its material Intellectual Property, as is appropriate in its best interests, and use its best efforts to preserve and maintain all of its material Intellectual Property, as is appropriate in its best interests; with respect to all options or licence rights constituting material Intellectual Property in which security was granted to the Lenders pursuant to any of the Credit Documents, it shall promptly deliver or cause to be delivered to the Lenders, in form and substance satisfactory to them, acting reasonably, an agreement duly executed by each owner and (in the case of rights sub-licensed to any of the Credit Parties) licensor of such Intellectual Property consenting to the grant of security in such rights and Lenders' use of such rights on the exercise of their rights and remedies under the Credit Documents;

12.1.19 DISTRIBUTIONS FROM SUBSIDIARIES: it shall cause all of its Subsidiaries to make cash Distributions to or for the benefit of the Borrower so as to ensure that the

        Borrower shall at all times remain Solvent and able to meet its payment and other Obligations under all Credit Documents;

12.1.20 SUPPLEMENTAL DISCLOSURE. the Borrower will promptly supplement each Schedule with respect to any matter arising after the date hereof which, if existing on or before the date hereof, would have been required to be set out or described in such Schedule or which is necessary to correct any information in such Schedule which has been rendered inaccurate after the date hereof; provided, however, that such supplemental disclosure shall not constitute a cure or waiver of any Default or Event of Default arising or existing as a result of the matter so disclosed;

12.1.21 CANADIAN BENEFIT AND PENSION PLANS:

        (a) for each existing Canadian Pension Plan and Canadian Benefit Plan and for any Canadian Pension Plan or Canadian Benefit Plan hereafter adopted, it will, and will cause its Subsidiaries to, perform, in a timely fashion, all obligations (including fiduciary, funding, investment and administration obligations) required to be performed in connection with such plan and the funding media therefor in accordance with the terms of such plan and all Applicable Laws,

        (b) it will, and will cause its Subsidiaries to, deliver to the Lenders (i) if requested by a Lender, acting reasonably, promptly after the filing thereof by it or one of its Subsidiaries with the appropriate authorities, copies of each annual and other return, report or valuation with respect to each Canadian Pension Plan, copies of any actuarial report with respect to each Canadian Pension Plan and a copy of the audited annual financial report with respect to each Canadian Pension Plan and (ii) promptly after receipt thereof, a copy of any direction, notice or other communication in respect of any breach of Applicable Law relating to the Canadian Pension Plans and Canadian Benefit Plans of the Borrower and its Subsidiaries
                (a) which would have the effect of increasing the funding obligation in respect of each such plan, or (b) which could result in the imposition of any Lien on any of the properties or assets of the Borrower or one of its Subsidiaries, as well as a copy of any order or ruling that such Credit Party may receive from any applicable authority with respect to any Canadian Pension Plan or Canadian Benefit Plan;

12.1.22 ERISA REPORTING: the Borrower will make, or cause its Subsidiaries to make, the following reporting to the Lenders:

        (a) ERISA EVENTS AND ERISA REPORTS: (i) promptly and, in any event, within ten days after the Borrower or any of its Subsidiaries or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of a Responsible Officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such Subsidiary or such ERISA Affiliate has taken and proposes to take with respect thereto, and (ii) on the date any records, documents or other information must be furnished to the PBGC with respect to any Plan pursuant to Section 4010 of ERISA, a copy of such records, documents and information;

        (b) PLAN TERMINATIONS: promptly and, in any event, within two Business Days after receipt thereof by the Borrower or any of its Subsidiaries or any ERISA Affiliate, copies of each notice from the PBGC stating its intention to terminate any Plan or to have a trustee appointed to administer any Plan;

        (c) ACTUARIAL REPORTS: promptly upon receipt thereof by the Borrower or any of its Subsidiaries or any ERISA Affiliate, a copy of the annual actuarial valuation report for each Plan the funded current liability percentage (as defined in Section 302(d)(8) of ERISA) of which is less than 90%;

        (d) PLAN ANNUAL REPORTS: promptly and, in any event, within 30 days after the filing thereof with the Internal Revenue Service of the United States of America, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan; and

        (e) MULTIEMPLOYER PLAN NOTICES: promptly and, in any event, within five Business Days after receipt thereof by the Borrower or any of its Subsidiaries or any ERISA Affiliate from the sponsor of a Multiemployer Plan, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, (ii) the reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan or (iii) the amount of liability incurred, or that may be incurred, by the Borrower or such Subsidiary or any ERISA Affiliate in connection with any event described in clause (i) or (ii);

12.1.23 ENVIRONMENTAL MATTERS: it shall, and shall cause each of its Subsidiaries to, comply strictly and in all respects with the requirements of environmental protection laws, regulations, by-laws and other requirements applicable to its property and activities and shall notify the Lenders immediately in the event of any release or discovery of any contaminant upon, under, over or within its property or any continguous real property or any real property on or near which a contaminant could reasonably be anticipated to be released that may materially adversely affect its property and activities;

12.1.24 ENVIRONMENTAL PERMITS: it shall, and shall cause each of its Subsidiaries to, promptly forward to the Lenders copies of all notices, permits, orders, demands or other documents and reports in connection with any release or the presence of any contaminant or any matters relating to environmental protection laws or otherwise as they materially affect its property and activities;

12.1.25 ENVIRONMENTAL INFORMATION: it shall, and shall cause each of its Subsidiaries to, provide the Lenders, upon demand and at the Borrower's expense, with all the information that a Lender may reasonably require regarding the environmental situation of the Borrower or any of its Subsidiaries, notably concerning their respective activities, movable and immovable property, including an environmental audit report prepared by an environmental engineering firm acceptable to the Lenders.

        The Borrower acknowledges that it will be reasonable for a Lender to periodically request from the Borrower a confirmation that the statements regarding the environment contained herein are still true and that as of the date of such confirmation, no event occurred that may materially affect in any way its property and activities or that of its Subsidiaries insofar as environmental protection is concerned;

12.1.26 ENVIRONMENTAL ACCESS: it shall, and shall cause each of its Subsidiaries to, allow each Lender and its agents reasonable access to its property or to any information regarding its property or activities to enable such Lender to assess the risk that the environmental situation of the Borrower or any of its Subsidiaries represents to the Lenders, to anticipate its effect or to take corrective action;

12.1.27 SAINT-LAURENT PROPERTY: within 30 days from the date of execution of this Agreement, the Borrower shall deliver to the Lenders, in form and substance satisfactory to the Lenders, a copy of a subdivision plan dated no earlier than in 1995 and a copy of a title report (which need not be addressed to the Lenders) with respect to the Real Property of the Borrower located in Saint-Laurent described in SCHEDULE "E"; such plan, if dated more than three months prior to the date of execution of this Agreement, shall be accompanied by a certificate of a Responsible Officer of the Borrower to the effect that the said Real Property has not been subject to any structural change since the date of the said plan and that such plan accurately sets forth the present state of the said Real Property;

12.1.28 FINANCIAL RATIOS: the Borrower will maintain, on a Consolidated basis:

        12.1.28.1   a Shareholders' Equity of not less than:

                    - Cdn$110,000,000, as at February 28, 1998 through to November 29, 1998,

                    - Cdn$115,000,000, as at November 30, 1998 through to August 30, 1999,

                    - Cdn$120,000,000, as at August 31, 1999 and at all times thereafter;

        12.1.28.2 a Coverage Ratio, for each period of four consecutive fiscal quarters, of not less than:

                    - for the period of four consecutive fiscal quarters ending on February 28, 1998: 4.00:1.00,

                    - for the period of four consecutive fiscal quarters ending on May 31, 1998: 3.25:1.00,

                    - commencing with the period of four consecutive fiscal quarters ending August 31, 1998 and for each period of four consecutive fiscal quarters thereafter: 1.75:1.00;

        12.1.28.3   a Current Ratio of not less than:

                    - at all times during the fiscal year ending August 31, 1998: 1.00:1.00,

                    - at all times during the fiscal year ending August 31, 1999: 1.15:1.00, and

                    -    at all times after August 31, 1999: 1.35:1.00; and

12.1.29 KEY MEN: the Borrower shall ensure that Dr. John W. Hooper and Dr. Lucien Steru shall remain closely associated with the Borrower or its Subsidiaries, either as employees, officers or directors, on a permanent basis until the termination of this Agreement.

SECTION 12.2               NEGATIVE COVENANTS OF THE BORROWER
-------------------------------------------------------------

While any Obligations remain outstanding or either of the Lenders have any obligations under any of the Credit Documents, the Borrower covenants and agrees with each of the Lenders that, unless the Lenders shall otherwise consent in writing:

12.2.1 NEGATIVE PLEDGE: it will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its undertaking, property, rights, revenues or assets, whether now owned or hereafter acquired, save for Permitted Liens;

12.2.2 SALE OF ASSETS: it will not, and will not permit any of its Subsidiaries to, sell, alienate, assign, lease or otherwise dispose of any of its property and assets, whether now owned or possessed or hereafter acquired or possessed, or enter into any sale and leaseback transaction with respect to any such property or assets, save for sales, alienations, assignments or leases of property and assets of the Borrower and its Subsidiaries in the ordinary course of business and for the purpose of carrying on the same and save for dispositions of assets having a fair market value of less than five percent of the total assets of the Borrower and all its Subsidiaries in any fiscal year, unless otherwise consented to by the Lenders (which consent shall not be unreasonably withheld or delayed);

12.2.3 INDEBTEDNESS, GUARANTEES, LOANS: it will not, nor will it permit the other Credit Parties to, incur additional Indebtedness, or enter into or assume any responsibility under any Guarantee, or make any additional loans to or investments in any other Person, if the aggregate amount of the foregoing additional indebtedness, guarantees and loans at any one time outstanding would exceed US$1,600,000, including, for purposes of clarification, the following:

        (a) Guarantees outstanding on the date hereof in favour of Star Bank, N.A. of Cincinnati in the principal amount of US$1,300,000, and

        (b) a Guarantee outstanding on the date hereof in favour of Human Biologics International Inc. in the principal amount of US$300,000;

12.2.4 REORGANIZATION AND AMALGAMATION: it will not, and will not permit any of the other Credit Parties to, wind up, liquidate or dissolve its business, affairs or assets or enter into any transaction of reorganization, amalgamation, merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) any substantial part of its property and assets, save as permitted under Section 12.2.2, and except that IBRD may be amalgamated with Phoenix (USA) (the continuing corporation from any such amalgamation, the "CONTINUING CORPORATION"); provided that (i) the Lenders have received 30 days' prior written notice of such amalgamation, (ii) the Continuing Corporation shall have assumed all of the obligations of the amalgamating corporations under all the Credit Documents to which one or more amalgamating corporations are parties and shall have agreed to be bound by all such Credit Documents in one or more supplemental indentures in form and substance satisfactory to the Lenders, acting reasonably, and shall have delivered such supplemental indentures to the Lenders, (iii) no condition or event shall exist either at the time of or immediately after any such amalgamation and after giving full effect thereto or after the Continuing Corporation complies with the provisions of clause (ii) above which constitutes a Default or Event of Default,

        (iv) such amalgamation shall be carried out on such terms and in such manner as will preserve and not impair or be prejudicial to the interests of the Lenders, (v) after giving effect to such amalgamation, the Lenders shall have a perfected, first priority Lien, subject only to Permitted Liens, in all property rights and assets of the Continuing Corporation and (vi) the Lenders shall have received such other documents, instruments, agreements, waivers, consents, legal opinions (including, without limitation, as to each amalgamation being on terms as to preserve and not impair any of the rights and remedies of the Lenders) and certificates as the Lenders may request in connection with such transactions;

12.2.5 NO CHANGE IN NATURE OF BUSINESS: it will not, and it will ensure that each of the other Credit Parties do not significantly change the nature of its business;

12.2.6 DISTRIBUTIONS: it will not, and will not permit any of its Subsidiaries to, make any Distribution other than as required by Section 12.1.19;

12.2.7 CAPITAL EXPENDITURES: it will not, and will not allow any of its Subsidiaries to undertake any Capital Expenditures (including investments) hereafter exceeding an aggregate amount of Cdn$15,000,000 in fiscal year 1998 and of Cdn$10,000,000 in fiscal year 1999; and

12.2.8 FINANCIAL YEAR: it will not, and it will cause each of its Subsidiaries not to, change its financial year, except for a change thereof to a financial year-end identical to that of the Borrower;


                                  ARTICLE XIII

                     REIMBURSEMENT OF EXPENSES AND INDEMNITY

SECTION 13.1          -      REIMBURSEMENT OF EXPENSES
------------------------------------------------------

All statements, reports, certificates, opinions and other documents or information required to be furnished to the Lenders or either of the Lenders by the Borrower or the other Credit Parties under this Agreement and the other Credit Documents shall be supplied without cost to the Lenders. Furthermore, the Borrower agrees to reimburse promptly to the Lenders or either of the Lenders on demand, all of the Lenders' reasonable legal fees, costs and other out-of-pocket expenses (and tax on goods and services in respect thereof) incurred from time to time in the preparation, negotiation, execution, registration, if applicable, and operation of this Agreement and the related documents, including the Subsidiary Guarantees and the Collateral Documents. In addition, the Borrower agrees to pay all of such legal fees, costs and expenses (and tax on goods and services in respect thereof) of each of the Lenders incurred in the enforcement of this Agreement and of any other document to be executed and issued as provided herein, including the Subsidiary Guarantees and the Collateral Documents.

The Borrower will reimburse the Lenders and either of them promptly with interest after written demand at a rate per annum equal to the applicable rate set forth in Section 4.2 for any and all expenditures which the Lenders or either of them may from time to time make, lay out or expend pursuant to this
Section 13.1 and in providing such protection in respect of insurance, discharge of Liens, Taxes, dues, assessments, governmental charges, fines and penalties lawfully imposed, repairs, attorney's fees and other matters as the Borrower or any other Credit Party is obligated herein or in any other Credit Document to provide, but fails to provide. Such reimbursement obligations shall be an additional Indebtedness due from the Borrower and shall be payable by the Borrower on demand. The Lenders though privileged so to do, shall be under no obligation to the Borrower to make any such expenditure and the making thereof by a Lender shall not relieve the Borrower or any other Credit Party of any default in that respect.

SECTION 13.2          -      INDEMNITY
--------------------------------------

Whether or not a Default or an Event of Default has occurred, the Borrower covenants and undertakes to indemnify, defend, protect and hold harmless each of the Lenders and its directors, officers, employees, attorneys, trustees and agents (collectively, the "INDEMNITEES") against and from all losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), expenses, liabilities, obligations, penalties, actions, judgements, suits, claims, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) (hereinafter, "LOSSES") which any Indemnitee may sustain or incur (including, without limitation, any loss of profit and expenses a Lender may incur (a) by reason of the liquidation, re-employment or re-deployment of deposits or other funds acquired by such Lender to fund or to maintain the Borrowings, (b) by reason of any interest, charges or other amounts paid or payable by a Lender to providers of funds borrowed or acquired in order to make, to fund or to maintain the Borrowings or any amount unpaid by the Borrower or other Credit Party hereunder or under any of the other Credit Documents or (c) by reason of the termination, or otherwise in connection with, any Letter of Credit or FEF Contract) as a consequence of or in connection with (including without limitation, in connection with any investigation, litigation or proceeding or preparation of a defence in connection therewith):

13.2.1  the Acquisition Transaction,

13.2.2 the Credit Facilities and any use made or proposed to be made with the proceeds thereof,

13.2.3 any failure of the Borrower to borrow in the amount and on the date specified therefor in any notice of Borrowing pursuant to this Agreement,

13.2.4 any failure of the Borrower to timely provide a conversion or renewal notice when required in respect of any Borrowing pursuant to the terms hereof,

13.2.5 any failure of the Borrower to make a payment, repayment, prepayment or conversion specified in a notice of repayment, prepayment or conversion hereunder, or when otherwise due hereunder,

13.2.6 the payment by the Borrower of principal amounts in respect of a Libor Loan or a Bankers' Acceptance on any day other than the last day of the related Libor Interest Period or other than the date of maturity of such Bankers' Acceptance, as the case may be,

13.2.7 the payment of amounts owing in respect of an FEF Contract on a day other than the scheduled expiry thereof,

13.2.8 the issuance of any Letter of Credit as contemplated herein or any of the matters contemplated by the provisions of Section 6.6,

13.2.9 the issuance of credit cards under the Royal Visa Facility and any use of such credit cards or any claim made in respect thereof,

13.2.10 any misrepresentation by the Borrower or any other Credit Party contained in or delivered in writing in connection with this Agreement, the other Credit Documents or the Acquisition Transaction,

13.2.11 the occurrence of a Default or an Event of Default,

13.2.12 defending and/or counterclaiming or claiming over against third parties in respect of any action or matter in connection with or relating to this Agreement, or the other Credit Documents, or

13.2.13 the actual or alleged presence of Hazardous Materials on, under or in any Properties or the escape, seepage, leakage, spillage, discharge, emission or release from, any Property or into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Materials or any Environmental Claim relating to the Borrower, any other Credit Party or any other Subsidiaries of the Borrower, or any of the Properties or arising out of the use of any of the Properties;

and the provisions of and undertakings and indemnification set out in this Section shall survive the satisfaction and release of the Subsidiary Guarantees, the Collateral Documents and other security for, and payment and satisfaction of the Indebtedness and liability of the Borrower to the Lenders pursuant to this Agreement and the other Credit Documents.

Without restricting the foregoing provisions, in the event that BNP's Fixed Rate Loan is repaid prior to the expiry of its term as agreed to at the time of the granting thereof, the Borrower will pay to BNP an additional indemnity equal to the surplus of (a) the interest which the repaid amount would have produced, at the applicable interest rate on the date of reimbursement, for the period beginning at such date and ending on the Maturity Date, over (b) the interest which the repaid amount would have produced, for the same period, at BNP's then prevailing rate for a term deposit of the same amount and period, as posted by BNP.

SECTION 13.3          -      SURVIVAL OF INDEMNIFICATION OBLIGATIONS
--------------------------------------------------------------------

Without prejudice to the survival or termination of any other agreement of the Borrower under this Agreement, the obligations of the Borrower under Sections
13.1 and 13.2 shall survive the payment of principal and interest on all Borrowings and the termination of the Commitments.


                                   ARTICLE XIV

                                   OTHER TAXES

SECTION 14.1          -      OTHER TAXES
----------------------------------------

The Borrower covenants and agrees that it will pay any documentary, stamp or other Taxes (including interest and penalties) which may be payable or determined to be payable by any governmental or taxation authority in respect of the execution and delivery of this Agreement, the other Credit Documents and the related documents, including the Bankers' Acceptances, Letters of Credit or acceptances thereunder, FEF Contracts and credit cards issued under the Royal Visa Facility and transactions thereunder or the performance of the terms and provisions hereof or thereof, and will save each of the Lenders harmless against any loss or liability resulting from non-payment or delay in payment of any such documentary, stamp or other Taxes.

SECTION 14.2          -      SURVIVAL OF OBLIGATIONS
----------------------------------------------------

The obligation of the Borrower under Section 14.1 to pay the Taxes referred to therein shall survive the payment of principal and interest on all Borrowings and the termination of the Commitment if such Taxes have not been paid.


                                   ARTICLE XV

                                EVENTS OF DEFAULT

SECTION 15.1          -      EVENTS OF DEFAULT
----------------------------------------------

The occurrence of any one or more of the following events or circumstances shall constitute an Event of Default under this Agreement:

15.1.1 FAILURE TO PAY: if the Borrower defaults (a) in the payment of any principal sum payable hereunder when the same shall become due and payable or (b) in the payment of any interest, fees or other sum payable hereunder other than principal within three days of the time the same shall become due and payable;

15.1.2 BREACH OF FINANCIAL COVENANTS: if the Borrower breaches any financial ratio set forth in Section 12.1.28 of this Agreement;

15.1.3 OTHER BREACHES: if the Borrower fails to carry out or observe any covenant or condition contained in this Agreement (other than under Sections 12.1.1 or 12.1.28) or in any other agreement with a Lender, to be observed or performed by the Borrower and such failure, if capable of being cured, shall remain uncured for a period of 10 days following notice by a Lender;

15.1.4 BANKRUPTCY: the occurrence of any Act of Bankruptcy (as defined below); for the purposes of this Section 15.1.4, an "ACT OF BANKRUPTCY" means any of the following:

        (a) any Credit Party admits in writing its inability to pay its debts generally as they become due,

        (b) any Credit Party makes a general assignment for the benefit of creditors,

        (c) any Credit Party becomes subject to any bankruptcy proceedings which it is not contesting in good faith, diligently and by appropriate means or which proceedings continue undischarged, unstayed or undismissed for a period of 45 days,

        (d) any Credit Party submits to or makes any application for the purpose of suspension of payment of its liabilities,

        (e) any Credit Party petitions to or applies to any tribunal or authority for the appointment of any administrator, receiver, trustee or intervenor for it or for any substantial part of its property,

        (f) any Credit Party commences or has commenced against it any proceedings (including a notice of intention or a proposal under the BANKRUPTCY AND INSOLVENCY ACT (Canada) and including any proceeding under the COMPANIES CREDITORS' ARRANGEMENT ACT (Canada)) under any domestic or foreign law, statute, regulation or decree whether now or hereafter in effect, relating to it or its debt, reorganization, arrangement, adjustment, dissolution or liquidation, which proceedings it is not contesting in good faith, diligently and by appropriate means or which proceedings continue undischarged, unstayed or undismissed for a period of 45 days,

        (g) any Credit Party becomes bankrupt within the meaning of the BANKRUPTCY AND INSOLVENCY ACT (Canada), or any successor or equivalent legislation in any jurisdiction,

        (h) any Credit Party by any act indicates its consent to, approval of, or acquiescence in any bankruptcy, reorganization or insolvency proceeding under any domestic or foreign law relating to bankruptcy, insolvency or relief of debtors or any proceeding for the appointment of a receiver or trustee for itself or for any substantial part of its property or suffers any such receivership or trustee to remain undischarged for a period of 45 days,

        (i) the directors or shareholders of any Credit Party pass a resolution for the winding-up or dissolution of such Credit Party, or any Credit Party instigates proceedings for its winding-up or dissolution or consents to, approves of or acquiesces in, any filing or petition with respect to such proceedings,

        (j) either Lender receives a request, in respect of the Borrower, from any relevant taxing authority as contemplated by Section 3.13;

15.1.5 SEIZURE: if an encumbrancer takes possession of any part of the assets of any Credit Party having a book value or a fair value in excess of Cdn$500,000 or the Equivalent Amount in other currencies, or if a seizure, distress or execution or any similar process is levied or enforced thereagainst and remains unsatisfied for such period as would permit such part thereof, to be sold thereunder;

15.1.6 JUDGMENT: if a final judgment or order of a court for the payment of money in excess of Cdn$500,000 or the Equivalent Amount in any other currency is rendered against any Credit Party and is not paid or discharged within 30 days;

15.1.7 INVALIDITY OR UNENFORCEABILITY: if at any time a court of competent jurisdiction makes any judgment or order or any law, ordinance, decree or regulation is enacted, the effect whereof is to render this Agreement or any of the other Credit Documents or any material provision hereof or thereof, invalid or unenforceable, and if within 30 days after the making of such judgment, order, law, ordinance, decree or regulation, the Borrower fails to furnish or cause to be furnished to the Lenders replacement documents evidencing and, where applicable, guaranteeing or securing its Indebtedness hereunder which are adequate in the opinion of the Lenders;

15.1.8 CROSS-DEFAULT: if any Credit Party fails to pay upon demand, in the case of monies payable on demand, or at maturity, or within any applicable period of grace, any obligation for monies borrowed, raised or guaranteed in an amount of Cdn$500,000 or more or the Equivalent Amount in any other currency or fails to observe or perform any term, covenant or agreement contained in any agreement by which it is bound evidencing or securing monies borrowed, raised or guaranteed in an amount of Cdn$500,000 or more or the Equivalent Amount in any other currency, and, as a result, the holder or holders, or beneficiary or beneficiaries, thereof or of any such obligations issued thereunder cause or are entitled to cause the acceleration of the maturity thereof or of any such obligation;

15.1.9 PHOENIX (USA) TERM FACILITY AND IBRD REVOLVING FACILITY: if there occurs an "event of default" within the meaning of the Phoenix (USA) Term Facility or the IBRD Revolving Facility, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied;

15.1.10 CEASING TO CARRY ON BUSINESS: if any Credit Party ceases or threatens to cease to carry on in the ordinary course its business or a substantial part thereof;

15.1.11 OWNERSHIP OF SUBSIDIARIES: if either of Phoenix (USA) or IBRD ceases at any time to be Wholly-Owned Subsidiaries of the Borrower;

15.1.12 REPRESENTATIONS AND WARRANTIES: if any representation or warranty made by any Credit Party in this Agreement, in any other Credit Document or in any document or certificate furnished to the Lenders in connection herewith or therewith shall prove at any time to have been incorrect in any material respect, as at the date made or deemed to have been made;

15.1.13 SUBSIDIARY GUARANTEES AND COLLATERAL DOCUMENTS: if any of the Subsidiary Guarantees and Collateral Documents ceases for any reason to be in full force and effect at any time, with or without the Lenders being notified thereof;

15.1.14 ENVIRONMENTAL MATTER: if there occurs a material breach of any law, regulation, by-law or requirement, whether federal, provincial, state, municipal or otherwise, concerning pollution of the environment, toxic materials, or other environmental hazards, or public health and safety, affecting any of the Credit Parties' property or activities; or

15.1.15 MATERIAL ADVERSE CHANGE AND DETRIMENTAL LEGAL PROCEEDINGS: if, in the opinion, of either of the Lenders:

        (a) there occurs an event, act, circumstance or condition (financial or other) which constitutes a Material Adverse Change, or

        (b) any Credit Party is subject to legal proceedings detrimental to the affairs of the Borrower,

        and such act, circumstance or condition or such legal proceeding, if capable of being remedied or terminated, has not been remedied or terminated in a manner satisfactory to the Lenders within ten days following written notice thereof by a Lender to the Borrower.

SECTION 15.2      -        ACCELERATION

Without in any way restricting the right of BNP, at its sole discretion, to terminate at any time the BNP FEF Facility and of Royal, at its sole discretion, to terminate at any time the Royal Credit Line Facility, the Royal FEF Facility and the Royal Visa Facility, or any of them, and to require at any time the payment of any Borrowings under demand facilities hereunder, upon the occurrence and during the continuance of any Event of Default with respect to a Lender, such Lender may declare its Commitment to be terminated and thereby terminate the right of the Borrower to apply for further Borrowings from such Lender, and in addition such Lender may, by written notice to the Borrower declare all Indebtedness and liabilities of the Borrower outstanding to the said Lender hereunder to be immediately due and payable without presentation, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower, provided that the Commitments of both Lenders and the right of the Borrower to apply for further Borrowings shall automatically be terminated and all Indebtedness and liabilities of the Borrower to the Lenders outstanding hereunder shall be immediately due and payable without any written notice to the Borrower as provided above and without any other presentation, demand, protest or other notice of any kind if an Event of Default has occurred in respect of a Credit Party pursuant to Section 15.1.4. In such event, the Borrower shall pay immediately to the Lender having given the written notice or to both Lenders (in the case of an Event of Default under Section 15.1.4), as applicable, and the Borrower hereby acknowledges that it shall then be indebted for the payment of all amounts owing or payable under this Agreement to the Lender having given the aforementioned written notice or to both Lenders (in the case of an Event of Default under Section 15.1.4), as applicable, including, without limitation:

(a) all principal and interest owing in respect of outstanding Loans with such Lender or Lenders, as applicable,

(b) the face amount of all Bankers' Acceptances accepted by the said Lender or Lenders, as applicable, and outstanding, together with the Discount and Acceptable Fees unpaid in respect thereof,

(c) an amount equal to the full outstanding amount of all Letters of Credit issued hereunder by such Lender or Lenders, as applicable, together with all fees and costs in respect thereof,

(d) an amount equal to all such amounts, if any, as would then have to be paid by the Borrower to the said Lender or Lenders, as applicable, in respect of any FEF Contracts then outstanding which are terminated as provided herein or as provided in such FEF Contracts, and

(e) all fees, costs, expenses and indemnities payable by the Borrower under this Agreement,

failing which all rights and remedies of the Lender having given the aforesaid written notice or of both Lenders (in the case of an Event of Default under Section 15.1.4), as applicable, shall thereupon become enforceable. The Borrower shall have no right to set up as against either of the Lenders any defence or right of action, of indemnification or of set-off or compensation or any similar claim of any nature whatsoever which the Borrower may have had at any time or may have in the future with respect to any holder of one or more Banker's Acceptance(s) issued hereunder or to any beneficiary or other Person in connection with one or more Letter(s) of Credit issued hereunder or FEF Contract(s) entered into as contemplated herein.

SECTION 15.3      -        NO NOTICES
-------------------------------------

Save as otherwise expressly provided for herein, no notice or mise en demeure of any kind shall be required to be given to the Borrower by the Lenders for the purpose of putting the Borrower in default, the latter being in default by the mere lapse of time allowed for the performance of an obligation or by the mere happening of an event or circumstance constituting an Event of Default.


                                   ARTICLE XVI

                                    REMEDIES

SECTION 16.1          -      REMEDIES CUMULATIVE
------------------------------------------------

Subject to Section 17.1 and for greater certainty, it is expressly understood and agreed that the rights and remedies of the Lenders under this Agreement are cumulative and are in addition to and not in substitution for any rights or remedies provided by law; any single or partial exercise by a Lender of any right or remedy for a default or breach of any term, covenant, condition or agreement herein contained, shall not be deemed to be a waiver of or to alter, affect or prejudice any other right or remedy or other rights or remedies to which a Lender may be lawfully entitled for the same default or breach, and any waiver by a Lender of the strict observance, performance or compliance with any term, covenant, condition or agreement herein contained, and any indulgence granted by a Lender, shall be deemed not to be a waiver of that or any subsequent default.

Each Lender may, to the extent permitted by Applicable Law, bring suit at law, in equity or otherwise for any available relief or purpose including but not limited to (A) the specific performance of any covenant or agreement contained in this Agreement, or in any other Credit Document, (B) an injunction against a violation of any of the terms hereof or thereof, (C) the exercise of any power granted hereby or thereby or by law, or (D) obtaining and enforcing judgment for any and all amounts due in respect of the Borrowings or amounts otherwise due hereunder or under any other Credit Document.

                                  ARTICLE XVII

                                WAIVER OF DEFAULT

SECTION 17.1          -      WAIVER OF DEFAULT
----------------------------------------------

(a) If at any time after the occurrence of an Event of Default concerning a Lender, the Borrower offers to cure completely such Event of Default and to pay all expenses, advances and damages to such Lender consequent to such Event of Default, with interest at the rates or increased rates then applicable to the respective outstanding Borrowings, then the said Lender may, but shall not be obligated to, accept such offer and payment, but such action shall not affect any subsequent Event of Default or impair any rights consequent thereon;

(b) no waiver by a Lender of any Event of Default shall in any way be, or be construed to be, a waiver by such Lender of any future or subsequent Event of Default, to the extent permitted by Applicable Law; and

(c) no Event of Default may be waived or discharged orally by a Lender but (in each case) only by an instrument in writing signed by such Lender.


                                  ARTICLE XVIII

                             INTERLENDER AGREEMENTS

SECTION 18.1          -      SEPARATE CREDIT FACILITIES
-------------------------------------------------------

The parties hereto acknowledge (A) that the Royal Credit Facilities are made available to the Borrower by Royal, and that the Royal Credit Facilities are to be administered by Royal independently without any intervention of BNP except as herein set forth and (B) that the BNP Credit Facilities are made available to the Borrower by BNP, and that the BNP Credit Facilities are to be administered by BNP independently without any intervention of Royal, except as herein set forth.

Notwithstanding the foregoing, Royal and BNP will cooperate with each other and exchange information in respect of the Credit Parties as deemed appropriate from time to time, and the Borrower hereby consents to such exchange of information.

SECTION 18.2          -      EVENT OF DEFAULT
---------------------------------------------

In the event that an officer or employee of a Lender familiar with the terms of this Agreement learns of any Event of Default or receives any material information from a Credit Party in respect thereof, such information shall be promptly notified to the other Lender.

SECTION 18.3          -      INTERCREDITOR AND SECURITY SHARING AGREEMENT
-------------------------------------------------------------------------

The Lenders agree that the provisions of the intercreditor and security sharing agreement referred to in Section 11.1.1.18 shall apply in respect of their dealings with the Credit Parties and the realization of the Liens on the Collateral following an Event of Default.

SECTION 18.4          -      DISCLAIMER
---------------------------------------

No Lender makes any representation or warranty, and accepts any responsibility, with respect to the due execution, legality, validity, sufficiency or enforceability of this Agreement and the other Credit Documents or any instrument or document referred to herein or therein. No Lender assumes any responsibility for the financial condition of the Credit Parties or for the payment of any of the Borrowings. No Lender assumes any responsibility with respect to the accuracy, authenticity, legality, validity, sufficiency or enforceability of any documents, papers, materials or other information furnished by the Borrower or any other Credit Party or Person to either Lender in connection with the Credit Documents or any matter referred to herein or therein.

No Lender shall be liable to the other Lender for any error in judgment or for any action taken or omitted by it or with respect to anything which it may do or refrain from doing in the reasonable exercise of its own judgment or which may seem to it to be necessary or desirable in the circumstances, except for gross negligence or wilful misconduct.

SECTION 18.5          -      ACKNOWLEDGEMENT OF LENDERS
-------------------------------------------------------

Each Lender acknowledges that it has been, and will continue to be, solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Credit Parties and accordingly each Lender confirms to the other Lender that it has not relied, and will not hereafter rely on the other Lender.

(a) to check or enquire on its behalf into the adequacy, accuracy or completeness of any information provided by any Credit Party or in connection with the Credit Documents (whether or not such information has been or is hereafter circulated to such other Lender); or

(b) to assess or keep under review on its behalf the financial condition, creditworthiness, affairs, status or nature of any Credit Party.

In addition, each Lender acknowledges that a copy of this Credit Agreement, of the Schedules thereto and of the other Credit Documents have been made available to it for its review and that it is satisfied with the form and substance thereof.

SECTION 18.6          -      OTHER TRANSACTIONS
-----------------------------------------------

Each Lender may, outside the scope of this Agreement, deal with the Borrower and the other Credit Parties in all transactions and generally do any banking business with the Credit Parties, without having any liability to account to the other Lender therefor.

SECTION 18.7          -      NO PREFERENCE
------------------------------------------

No Lender shall have, previous to this Agreement, entered into or, subsequent to this Agreement, enter into any arrangement with the Credit Parties or any other Person, without the prior written consent of the other Lender, which would have the effect of giving such Lender preference or priority over the other Lender in respect of the Indebtedness of the Borrower under this Agreement.

SECTION 18.8          -      NO ASSOCIATION AMONG LENDERS
---------------------------------------------------------

Nothing contained in this Agreement and no action taken pursuant to it shall, or shall be deemed to, constitute the Lenders a partnership, association, joint venture or other similar entity.

SECTION 18.9          -      AMENDMENT OF THIS ARTICLE XVIII
------------------------------------------------------------

The provisions of this Article XVIII may be amended or added to, from time to time, by execution by the Lenders of an instrument in writing and such instrument in writing shall validly and effectively amend or add to any or all of the provisions of this Article XVIII without requiring the execution of such instrument in writing by the Borrower provided such amendment or addition does not adversely affect the rights or obligations of the Borrower.


                                   ARTICLE XIX

                             SUCCESSORS AND ASSIGNS

SECTION 19.1          -      BENEFIT AND BURDEN OF THIS AGREEMENT
-----------------------------------------------------------------

This Agreement shall enure to the benefit of and be binding on the parties hereto, their respective successors and any permitted assignees or transferees of some or all of the parties' rights or obligations hereunder.

SECTION 19.2          -      THE BORROWER
-----------------------------------------

The Borrower shall not assign or transfer all or any part of its rights or obligations hereunder without the prior written consent of both Lenders.

SECTION 19.3          -      THE LENDERS
----------------------------------------

A Lender (herein sometimes called an "ASSIGNING LENDER") may, with the prior consent of the other Lender and the Borrower (such consent not to be unreasonably withheld), assign all or part of its rights to, and may have its obligations in respect of, the Credit Facilities in which it participates assumed by any other person (the "ASSIGNEE") without cost to the Borrower. An assignment shall be for a minimum amount of Cdn$5,000,000 or the Equivalent Amount in US Dollars and shall become effective when the Borrower has been notified of it by the Assigning Lender and has received from the Assignee an undertaking (addressed to all the parties to this Agreement) to be bound by this Agreement and to perform the obligations assigned to it, in form and substance reasonably satisfactory to the Assigning Lender and the Borrower. Any such Assignee shall be and be treated as a Lender for all purposes of this Agreement, shall be entitled to the full benefit hereof, shall be subject to the obligations hereunder to the same extent as if it were an original party in respect of the rights or obligations assigned to it and shall have a Commitment hereunder equal to that portion of the Assigning Lender's Commitment assumed by it, and the Assigning Lender shall be released and discharged accordingly and to the same extent.

In the event that BNP or Royal assigns all of its rights hereunder to an Assignee, and thereby ceases to be a Lender, all references in this Agreement to BNP or Royal, as the case may be, shall for all purposes be deemed to be replaced by references to such Assignee.

SECTION 19.4          -      DISCLOSURE
---------------------------------------

Each Lender may disclose to any serious prospective Assignee, on a confidential basis, such information concerning the Credit Parties as it considers appropriate.

SECTION 19.5          -      FURTHER DOCUMENTS
----------------------------------------------

The Borrower will, at the expense of the Assigning Lender, execute such further documents and instruments and do such other things as an Assigning Lender may reasonably request for the purpose of any assignment pursuant to Section 19.3, including without limitation all such documents, instruments and things as may reasonably be required by the Assignee's Counsel to ensure that the Assignee may benefit from the Collateral Documents.

SECTION 19.6          -      EXPENSES
-------------------------------------

A Lender which assigns all or any part of its rights hereunder as set forth in
Section 19.3 shall be responsible for, and pay on demand to the other Lender, all expenses, including but not limited to legal fees (and value-added tax thereon), incurred by the other Lender in connection with such assignment, including all expenses relating to the documents, instruments and things required to ensure that the Assignee may benefit from the Collateral Documents.

                                   ARTICLE XX

                                  COMPENSATION

SECTION 20.1          -      SET-OFF, COMPENSATION
--------------------------------------------------

Each Lender is authorized (but not obligated) at any time or from time to time, without notice to any Credit Party or to any other Person, any such notice being expressly waived by the Credit Parties, to set off, compensate and to apply any and all deposits (general or special) held for or in the name of a Credit Party and any Indebtedness or liability at any time owing or payable by such Lender to or for the credit of or the account of such Credit Party against and on account of the obligations and liabilities of the said Credit Party owing or payable to such Lender under this Agreement or the other Credit Documents, irrespective of currency and of whether or not such Lender has made any demand under this Agreement or the other Credit Documents and whether or not these obligations and liabilities of the said Credit Party, or any of them, have matured. The provisions of this Section 20.1 shall not restrict such rights as the Lenders may be entitled to without relying upon the provisions of this Agreement. For the purposes of the application of this Section 20.1, the Credit Parties and the Lenders agree that the benefit of any term applicable to any Lender's deposit, credit, Indebtedness, liability or obligation (collectively referred to in this Section 20.1 as the "DEPOSIT") shall be lost immediately before the time when such Lender shall exercise its rights under this Section 20.1 in respect of a relevant Deposit of such Lender.


                                   ARTICLE XXI

                                JUDGMENT CURRENCY

SECTION 21.1          -      JUDGMENT CURRENCY
----------------------------------------------

If for the purpose of obtaining judgment in any court in any jurisdiction with respect to the Credit Documents, it becomes necessary to convert into the currency of such jurisdiction (herein called the "JUDGMENT CURRENCY") any amount due under the Credit Documents in any currency other than the Judgment Currency, then conversion shall be made at the rate of exchange prevailing on the Business Day preceding (a) the date of actual payment of the amount due, in the case of proceedings in the courts of any jurisdiction that will give effect to such conversion being made on such day, or (b) the day on which the judgment is given, in the case of proceedings in the courts of the Province of Quebec or of any other jurisdiction (the applicable date as of which such conversion is made pursuant to this Section being hereinafter called the "JUDGMENT CONVERSION DATE"). For this purpose, "RATE OF EXCHANGE" means the rate at which the Lender to which the relevant amount is owed would be prepared on the relevant date, to sell the currency of the amount due under the Credit Documents at one of its principal offices against the Judgment Currency. In the event that there is a change in the rate of exchange prevailing between the Judgment Conversion Date and the date of payment of the amount due, the relevant Credit Party will, on the date of payment, pay such additional amounts (if any) as may be necessary to ensure that the amount paid on such date is the amount in the Judgment Currency which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under the Credit Documents in Canadian Dollars or US Dollars, as the case may be. Any additional amount due under this Section 21.1 will be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of the Credit Documents.


                                  ARTICLE XXII

                                  GOVERNING LAW

SECTION 22.1          -      GOVERNING LAW
------------------------------------------

The parties agree that this Agreement is conclusively deemed to be made under, and for all purposes to be governed by and construed in accordance with, the laws of the Province of Quebec and federal laws of Canada applicable therein.


                                  ARTICLE XXIII

                                     NOTICE

SECTION 23.1          -      ADDRESS FOR NOTICE
-----------------------------------------------

Unless otherwise provided in this Agreement, any demand, request or notice to be given under this Agreement shall be given by delivering the same or by mailing, by registered mail, postage prepaid or by telexing by way of tested telex or by telecopying the same, addressed as indicated opposite the names of the signatories on the signature pages of this Agreement, or to such other address as may be notified by any party to the others pursuant to Section 23.2.

SECTION 23.2          -      NOTICE
-----------------------------------

Any such demand, request or notice sent as aforesaid shall be deemed to have been received by the party to whom it is addressed (a) upon receipt, if delivered or sent by registered mail (b) on the Business Day next following the date of transmission if telexed and the appropriate answerback is received and
(c) if telecopied before 3:00 p.m. on a Business Day, on that day and if telecopied after 3:00 p.m. on a Business Day, on the Business Day next following the date of transmission; provided, however, that in the event normal mail service, telecopier service or telex service shall be interrupted by strike, force majeure or other cause, then the party sending the demand, request or notice, shall utilize any other mode of communication which shall ensure prompt receipt of such demand, request or notice by the other party or parties.

                                  ARTICLE XXIV

                                  MISCELLANEOUS

SECTION 24.1          -      SEVERABILITY
-----------------------------------------

Any provision of this Agreement which is or becomes prohibited or unenforceable in any jurisdiction, does not invalidate, affect or impair the remaining provisions thereof and any such prohibition or unenforceability in any jurisdiction does not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 24.2          -      INTEREST LIMITATION
------------------------------------------------

The parties agree that no provision of this Agreement shall have the effect of imposing on the Borrower any obligation to pay interest (as such term is defined in section 347 of the Criminal Code of Canada) to a Lender at a rate in excess of 60% per annum, taking into account all other amounts which must be taken into account for the purpose thereof; and, to such extent, the Borrower's obligation to pay interest hereunder is so limited.

SECTION 24.3          -      SURVIVAL OF REPRESENTATIONS AND UNDERTAKINGS
-------------------------------------------------------------------------

The representations and warranties made by the Borrower in Article II of this Agreement and the covenants, undertakings and agreements contained in this Agreement survive the execution and delivery of this Agreement and continue in full force and effect until the full payment and satisfaction of all liabilities and obligations of the Borrower to the Lenders under this Agreement.

SECTION 24.4          -      WHOLE AGREEMENT
--------------------------------------------

This Agreement constitutes the whole and entire agreement between the parties hereto with respect to the subject matter thereof and cancels and supersedes any prior offers, agreements, undertakings, declarations and representations, written or verbal in respect thereof.

SECTION 24.5          -      AMENDMENTS
---------------------------------------

No amendment, modification or waiver of any provision of this Agreement or consent to any departure by the Borrower from any provision of this Agreement will in any event be effective unless it is signed by all parties hereto or unless it is in conformity with Section 18.9 and then the amendment, modification, waiver or consent will be effective only in the specific instance, for the specific purpose and for the specific length of time for which it is given.

Notwithstanding the foregoing paragraph, BNP and Royal are hereby authorized to correct any typographical error or other error of an editorial nature in this Agreement and to substitute such corrected text in the counterparts of this Agreement, provided that such corrections do not modify in any manner the meaning or the interpretation of this Agreement.

SECTION 24.6          -      COUNTERPARTS
-----------------------------------------

This Agreement may be executed in any number of counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument; any party may execute this Agreement by signing any counterpart of it and may communicate such signing by telecopier or otherwise.

SECTION 24.7          -      FURTHER ASSURANCES
-----------------------------------------------

The Borrower and the Lenders shall do all such further acts and execute and deliver all such further documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.

SECTION 24.8          -      RISKS OF FORCE MAJEURE
---------------------------------------------------

The Borrower expressly assumes all risks of superior force, such that it shall be bound to timely execute each and every of its obligations under this Agreement and the other Credit Documents notwithstanding the existence or occurrence of any event or circumstance constituting a superior force within the meaning of Article 1693 of the CIVIL CODE OF QUEBEC.

SECTION 24.9          -      GOOD FAITH AND FAIR CONSIDERATION
--------------------------------------------------------------

The Borrower acknowledges and declares that it has entered into this Agreement freely and of its own will. In particular, the Borrower acknowledges that this Agreement and the other Credit Documents were negotiated by it and the Lenders in good faith, and that there was no exploitation of the Borrower by the Lenders, nor is there any serious disproportion between the consideration provided by the Lenders and that provided by the Borrower.

SECTION 24.10         -      TERM OF AGREEMENT
----------------------------------------------

The term of this Agreement is until the later of the termination of all Commitments and payment in full of all the obligations of the Borrower incurred pursuant to this Agreement.

SECTION 24.11         -      FORMAL DATE
----------------------------------------

This Agreement shall bear the formal date of February 5, 1998 notwithstanding the actual date of execution thereof by the parties hereto and may be referred to as bearing such date.

SECTION 24.12         -      LANGUAGE
-------------------------------------

The Borrower and the Lenders confirm that they have requested that this Agreement, the other Credit Documents and all documents and notices contemplated hereby or thereby be drawn up in the English language. L'Emprunteur et les Preteurs confirment avoir requis que cette convention, les autres documents de credit et tous les documents et avis qui y sont envisages soient rediges en langue anglaise.


IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed at Montreal, Canada on the 13th day of March, 1998.


ADDRESS:

Phoenix International Life Sciences Inc.
2350 Cohen Street
Saint-Laurent, Quebec, Canada
H4R 2N6

ATTENTION:        Senior Vice-President and Chief
                  Financial Officer

Telecopier:       (514) 333-7306

Telephone:        (514) 335-8323


PHOENIX INTERNATIONAL LIFE SCIENCES INC.
(AS BORROWER)

By:        /s/ Jean-Yves Caloz

Name:      Jean-Yves Caloz, C.A.

Title:     Senior Vice-President and Chief Financial
           Officer





ADDRESS:

Royal Bank of Canada
Business Banking Centre
610 St-Jean Boulevard
Suite 201
Pointe-Claire, Quebec, Canada
H9R 3K2

ATTENTION:        Assistant Manager

Telecopier:       (514) 630-3453

Telephone:        (514) 630-3459


ROYAL BANK OF CANADA
(AS LENDER)

By:        /s/ Colin Marson

Name:      Colin Marson

Title:     Senior Account Manager

ADDRESS:

Banque Nationale de Paris (Canada)
Tour BNP, 4th Floor
1981 McGill College Avenue
Montreal, Quebec, Canada
H3A 2W8

ATTENTION:        Vice-President, Deputy Manager
                  Commercial and Export Banking

Telecopier:       (514) 285-2955

Telephone:        (514) 285-7509



BANQUE NATIONALE DE PARIS (CANADA)
(AS LENDER)

By:           /s/ Bernard Kennepohl
           ---------------------------------
Name:      Bernard Kennepohl

Title:     Vice-President, Deputy Manager
           Commercial and Export Banking


By:                /s/ Richard Belzil
           ---------------------------------
Name:      Richard Belzil

Title:     Assistant Vice-President
           Commercial and Export Banking